                                                                      Exhibit 99

                       [LOGO] Banc of America Securities
--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-F
$1,596,460,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America

June 7, 2004

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  To Roll/(1)/
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                              Expected
                                                        Est.   Est. Prin.   Maturity to              Expected
               Approx.                                  WAL      Window      Roll @ 20    Delay       Ratings
Class         Size/(3)/    Interest - Principal Type   (yrs)      (mos)         CPR        Days   (S&P/ Moody's)
----------  ------------   -------------------------   -----   ----------   -----------   -----   --------------
Offered Certificates
1-A-1       $222,600,000    Variable - Pass-thru/(4)/   2.09      1 - 35      05/25/07      24       AAA / Aaa
2-A-1/(2)/   135,544,000   Variable - Sequential/(5)/   0.50      1 - 12      06/25/05       0       AAA / Aaa
2-A-2/(2)/    60,180,000   Variable - Sequential/(5)/   1.25     12 - 18      12/25/05       0       AAA / Aaa
2-A-3/(2)/   101,379,000   Variable - Sequential/(5)/   2.00     18 - 30      12/25/06      24       AAA / Aaa
2-A-4/(2)/    76,411,000   Variable - Sequential/(6)/   3.00     30 - 42      12/25/07      24       AAA / Aaa
2-A-5/(2)/    76,789,000   Variable - Sequential/(6)/   4.16     42 - 59      05/25/09      24       AAA / Aaa
2-A-6/(2)/   208,788,000   Variable - Sequential/(6)/   4.91     59 - 59      05/25/09      24       AAA / Aaa
2-A-7        400,000,000    Variable - Pass-thru/(6)/   2.91      1 - 59      05/25/09      24       AAA / Aaa
3-A-1        208,930,000    Variable - Pass-thru/(7)/   2.96      1 - 59      05/25/09      24       AAA / Aaa
4-A-1        105,839,000    Variable - Pass-thru/(8)/   3.34      1 - 83      05/25/11      24       AAA / Aaa

Not Offered Hereunder

B-1         $ 23,854,000                                                                                   N.A.
B-2            9,047,000                                                                                   N.A.
B-3            5,757,000                                                                                   N.A.
B-4            4,113,000                                                                                   N.A.
B-5            3,290,000                                                                                   N.A.
B-6            2,467,840                                                                                   N.A.
1-A-R                100                                                                                   N.A.
2-A-IO           TBD         Variable-Interest Only                                                        N.A.
--------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A, and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

/(2)/ The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and
     Class 2-A-6 Certificates (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).

/(3)/ Class sizes are subject to change.

/(4)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to June 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after June 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                        Est.   Est. Prin.      Expecte                Expected
               Approx.                                  WAL      Window         fianl       Delay       Ratings
Class         Size/(1)/    Interest - Principal Type   (yrs)   (mos)/(3)/   Maturity/(3)/    Days   (S&P/ Moody's)
----------  ------------   -------------------------   -----   ----------   -------------   -----   --------------
Offered Certificates
1-A-1       $222,600,000    Variable - Pass-thru/(4)/   4.02     1 - 360       06/25/34       24       AAA / Aaa
2-A-1/(2)/   135,544,000   Variable - Sequential/(5)/   0.50     1 - 12        06/25/34        0       AAA / Aaa
2-A-2/(2)/    60,180,000   Variable - Sequential/(5)/   1.25     12 - 18       06/25/34       24       AAA / Aaa
2-A-3/(2)/   101,379,000   Variable - Sequential/(5)/   2.00     18 - 30       06/25/34       24       AAA / Aaa
2-A-4/(2)/    76,411,000   Variable - Sequential/(6)/   3.00     30 - 42       06/25/34       24       AAA / Aaa
2-A-5/(2)/    76,789,000   Variable - Sequential/(6)/   4.16     42 - 59       06/25/34       24       AAA / Aaa
2-A-6/(2)/   208,788,000   Variable - Sequential/(6)/   4.91     59 - 59       06/25/34       24       AAA / Aaa
2-A-7        400,000,000   Variable - Sequential/(6)/   4.15     1 - 360       06/25/34       24       AAA / Aaa
3-A-1        208,930,000   Variable - Sequential/(7)/   4.24     1 - 360       06/25/34       24       AAA / Aaa
4-A-1        105,839,000    Variable - Pass-thru/(8)/   4.04     1 - 360       06/25/34       24       AAA / Aaa
------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ As described herein, the Sequential Senior Certificates are subject to a Mandatory Auction Call.

/(3)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group (except with respect to the Sequential Senior Certificates).

/(4)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to June 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after June 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                          Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass-Through Certificates, Series
                                      2004-F

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                  Bank of America, N.A.

Auction Administrator:                Wells Fargo Bank, National Association
                                      ("Wells Fargo Bank, N.A.")

Mandatory Auction:                    Five business days prior to the
                                      Distribution Date in May 2009 (the
                                      "Auction Distribution Date"), the Auction
                                      Administrator will auction each of the
                                      Sequential Senior Certificates to third
                                      party investors. The proceeds of the
                                      auction and amounts received from the Swap
                                      Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par
                                      Price to each of the holders of the
                                      Sequential Senior Certificates on the
                                      Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction
                                      Administrator. The Swap Counterparty,
                                      pursuant to a Par Price Payment Agreement swap contract with the Auction
                                      Administrator, will agree to pay the
                                      excess, if any, of the Par Price over the Auction Price. If the amounts received at the auction are greater than the par price for each of the Sequential Senior
                                      Certificates, that excess will not be paid to certificate holders.

Swap Counterparty:                    [Wells Fargo Bank, N.A. will be the Swap
                                      Counterparty under the swap contract. The long-term debt obligations of Wells Fargo
                                      Bank, N.A. are currently rated "AA-" by
                                      S&P, "AA+" by Fitch and "Aa1" by Moody's.]

Auction Price:                        The price at which the Auction
                                      Administrator sells each of the Sequential
                                      Senior Certificates to third-party
                                      investors.

Par Price:                            With respect to each Senior Sequential
                                      Certificate, the sum of (i) 100% of the
                                      Certificate Principal Balance of such
                                      Certificate on the Auction Distribution
                                      Date (after giving effect to all
                                      distributions and the allocation of
                                      Realized Losses on such date), plus (ii) in the case of the Class 2-A-3, Class
                                      2-A-4, Class 2-A-5 and Class 2-A-6
                                      Certificates, accrued interest on such
                                      Certificates, at the pass-through rate
                                      thereon, for the period from the first day of the month in which the Auction
                                      Distribution Date occurs up to but
                                      excluding the Auction Distribution Date.

Trustee:                              Wachovia Bank, National Association

Securities Administrator:             Wells Fargo Bank, N.A.

Rating Agencies:                      Standard & Poor's (Class A Certificates
                                      and Subordinate Certificates) and Moody's
                                      Investor Service, Inc. (Class A
                                      Certificates).

Transaction Size:                     $1,644,988,941

Securities Offered:                   $222,600,000 Class 1-A-1 Certificates
                                      $135,544,000 Class 2-A-1 Certificates
                                      $60,180,000 Class 2-A-2 Certificates
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      $101,379,000 Class 2-A-3 Certificates
                                      $76,411,000 Class 2-A-4 Certificates
                                      $76,789,000 Class 2-A-5 Certificates
                                      $208,788,000 Class 2-A-6 Certificates
                                      $400,000,000 Class 2-A-7 Certificates
                                      $208,930,000 Class 3-A-1 Certificates
                                      $105,839,000 Class 4-A-1 Certificates

Group 1 Collateral:                   3/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 1
                                      Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      jumbo balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 57.07% of the Group 2
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date. Approximately
                                      0.29% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      conforming balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 99.50% of the Group 3
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date. Approximately
                                      1.27% of the Group 3 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:                   7/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 4
                                      Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:                Week of June 7, 2004

Expected Closing Date:                June 28, 2004

Collection Period:                    The calendar month preceding the current
                                      Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:                    25th of each month, or the next succeeding
                                      business day (First Payment Date: July 26,
                                      2004)

Cut-Off Date:                         June 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                      2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-IO, 3-A-1
                                      and 4-A-1 Certificates (the "Class A
                                      Certificates"). The Class 1-A-R and Class
                                      2-A-IO Certificates are not offered
                                      hereunder.

Subordinate Certificates:             Class B-1, B-2, B-3, B-4, B-5 and B-6
                                      Certificates (the "Class B Certificates").
                                      The Subordinate Certificates are not
                                      offered hereunder.

Group 1-A Certificates:               Class 1-A-1 and 1-A-R

Group 2-A Certificates:               Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                      2-A-6, 2-A-7 and 2-A-IO

Group 3-A Certificates:               Class 3-A-1

Group 4-A Certificates:               Class 4-A-1

Day Count:                            30/360

Group 1, Group 2, Group 3 and Group   20% CPR
4 Prepayment Speed:

Clearing:                             DTC, Clearstream and Euroclear

                                      Original Certificate      Minimum       Incremental
Denominations:                                Form           Denominations   Denominations
                                      --------------------   -------------   -------------
   Class 1-A, 2-A, 3-A and 4-A             Book Entry            $1,000            $1
      Offered Certificates

SMMEA Eligibility:                    The Class A Certificates and the Class B-1
                                      Certificates are expected to constitute
                                      "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    The Senior Sequential Certificates are
                                      expected to be ERISA eligible under the
                                      "Investor Based Exemptions." The Class
                                      1-A-1, 2-A-7, 3-A-1 and 4-A-1 Certificates are expected to be ERISA eligible under Banc of America Securities' administrative exemption. A fiduciary of any employee benefit plan subject to ERISA or Section
                                      4975 of the Code should carefully review with its legal advisors whether the purchase of the Offered Certificates could give rise to a prohibited transaction.

Tax Structure:                        REMIC.

Optional Clean-up Call:               Any Distribution Date on or after which
                                      the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of
                                      the Aggregate Principal Balance as of the
                                      Cut-Off Date ("Cut-Off Date Pool Principal
                                      Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:               Principal will be allocated to the
                                      certificates according to the Priority of
                                      Distributions: The Group 1 Senior
                                      Principal Distribution Amount will
                                      generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2
                                      Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                                      Certificates as follows: concurrently,
                                      approximately [62.2317628986]% to the
                                      Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5
                                      and 2-A-6 Certificates, sequentially, and approximately [37.7682371014]% to the
                                      Class 2-A-7 Certificates, until their
                                      class balances have been reduced to zero.
                                      The Group 3 Senior Principal Distribution
                                      Amount will generally be allocated to the Group 3-A-1 Certificates, until their class balances have been reduced to zero.
                                      The Group 4 Senior Principal Distribution
                                      Amount will generally be allocated to the Group 4-A Certificates, until their class balances have been reduced to zero. The
                                      Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                      Certificates may be paid to the Class A
                                      Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                     Interest will accrue on the Class 1-A-1,
                                      2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1
                                      and 4-A-1 Certificates during each
                                      one-month period ending on the last day of
                                      the month preceding the month in which
                                      each Distribution Date occurs (each, a
                                      "Regular Interest Accrual Period"). The
                                      initial Regular Interest Accrual Period
                                      will be deemed to have commenced on June
                                      1, 2004. Interest will accrue on the Class
                                      2-A-1 and 2-A-2 Certificates during each
                                      one-month period commencing on the 25th
                                      day of the month preceding the month in
                                      which each Distribution Date occurs and
                                      ending on the 24th day of the month in
                                      which such Distribution Date occurs (the
                                      "Class 2-A-1 Interest Accrual Period" and
                                      "Class 2-A-2 Interest Accrual Period,"
                                      respectively, and together with the
                                      Regular Interest Accrual Period, an
                                      "Interest Accrual Period"). The initial
                                      Class 2-A-1 and 2-A-2 Interest Accrual
                                      Period will be deemed to have commenced on
                                      June 25, 2004. Interest which accrues on
                                      such class of Certificates during an
                                      Interest Accrual Period will be calculated
                                      on the assumption that distributions which
                                      reduce the principal balances thereof on
                                      the Distribution Date in that Interest
                                      Accrual Period are made on the first day
                                      of the Interest Accrual Period. Interest
                                      will be calculated on the basis of a
                                      360-day year consisting of twelve 30-day
                                      months.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:                   The Administrative Fees with respect to
                                      the Trust are payable out of the interest payments received on each Mortgage Loan.
                                      The "Administrative Fees" consist of (a) servicing compensation payable to the
                                      Servicer in respect of its servicing
                                      activities (the "Servicing Fee") and (b) fees paid to the Securities Administrator.
                                      The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage
                                      Loan at a rate (the "Administrative Fee
                                      Rate") equal to the sum of the Servicing
                                      Fee Rate for such Mortgage Loan and the
                                      Securities Administrator Fee Rate. The
                                      "Securities Administrator Fee Rate" will be [0.002%] per annum. The Servicing Fee
                                      Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan
                                      Group 2, Loan Group 3 and Loan Group 4
                                      will be 0.250% per annum.

Compensating Interest:                The aggregate servicing fee payable to
                                      the Servicer for any month will be
                                      reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution
                                      Date, the excess of its mortgage interest
                                      rate over the Administrative Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:             The Pool Distribution Amount for each Loan
                                      Group with respect to any Distribution
                                      Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                      Period for such Loan Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan
                                      Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related
                                      Collection Period; and (iv) any
                                      substitution adjustment payments in
                                      connection with any defective Mortgage
                                      Loan in such Loan Group received with
                                      respect to such Distribution Date or
                                      amounts received in connection with the
                                      optional termination of the Trust as of
                                      such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The
                                      Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                    The Senior Percentage for a Loan Group on
                                      any Distribution Date will equal (i) the aggregate principal balance of the Class A
                                      Certificates of such Group immediately
                                      prior to such date, divided by (ii) the
                                      aggregate principal balance of the related
                                      Loan Group for such date.

Subordinate Percentage:               The Subordinate Percentage for a Loan
                                      Group for any Distribution Date will equal
                                      100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:    The Subordinate Prepayment Percentage for
                                      a Loan Group for any Distribution Date
                                      will equal 100% minus the Senior
                                      Prepayment Percentage for such Loan Group
                                      for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan      For the following Distribution Dates, will be as
Group 2, Loan Group 3   follows:
and Loan Group 4
Senior Prepayment                                     Senior Prepayment
Percentage:             Distribution Date             Percentage
                        -----------------             -----------------
                        July 2004 through June 2011   100%;
                        July 2011 through June 2012   the applicable Senior
                                                      Percentage plus, 70% of
                                                      the applicable Subordinate
                                                      Percentage;
                        July 2012 through June 2013   the applicable Senior
                                                      Percentage plus, 60% of
                                                      the applicable Subordinate
                                                      Percentage;
                        July 2013 through June 2014   the applicable Senior
                                                      Percentage plus, 40% of
                                                      the applicable Subordinate
                                                      Percentage;
                        July 2014 through June 2015   the applicable Senior
                                                      Percentage plus, 20% of
                                                      the applicable Subordinate
                                                      Percentage;
                        July 2015 and thereafter      the applicable Senior
                                                      Percentage;

                        provided, however,

                        (i)  if on any Distribution Date the percentage equal to
                             (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                        (ii) if for each Group of Certificates on any
                             Distribution Date prior to the July 2007
                             Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                        (iii) if for each Group of Certificates on or after the
                             July 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                     The Principal Amount for any Distribution
                                      Date and any Loan Group will equal the
                                      sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan
                                      Group on the related Due Date), (b) the
                                      Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such
                                      Distribution Date, (c) any substitution
                                      adjustment payments in connection with
                                      any defective Mortgage Loan in such Loan
                                      Group received with respect to such
                                      Distribution Date, (d) any liquidation
                                      proceeds allocable to recoveries of
                                      principal of any Mortgage Loans in such
                                      Loan Group that are not yet liquidated
                                      Mortgage Loans received during the
                                      calendar month preceding the month of
                                      such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                      Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution         The Senior Principal Distribution Amount
   Amount:                            for a Loan Group for any Distribution
                                      Date will equal the sum of (i) the Senior
                                      Percentage for such Loan Group of all
                                      amounts described in clauses (a) through
                                      (d) of the definition of "Principal
                                      Amount" for such Loan Group and such
                                      Distribution Date and (ii) the Senior
                                      Prepayment Percentage of the amounts
                                      described in clauses (e) and (f) of the
                                      definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal                 The Subordinate Principal Distribution
   Distribution Amount:               Amount for a Loan Group for any
                                      Distribution Date will equal the sum of
                                      (i) the Subordinate Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (a) and (d) of the definition of
                                      "Principal Amount" for such Loan Group
                                      and such Distribution Date and (ii) the
                                      Subordinate Prepayment Percentage for
                                      such Loan Group of the amounts described
                                      in clauses (e) and (f) of the definition
                                      of "Principal Amount" for such Loan Group
                                      and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                             ----------------------
                                     Class A
                             Credit Support (2.95%)
                             ----------------------
                                    Class B-1
                             Credit Support (1.50%)
                             ----------------------
                                    Class B-2
                             Credit Support (0.95%)
                             ----------------------    Order of
               Priority of          Class B-3            Loss
                 Payment     Credit Support (0.60%)   Allocation
                             ----------------------
                                    Class B-4
                             Credit Support (0.35%)
                             ----------------------
                                    Class B-5
                             Credit Support (0.15%)
                             ----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             ----------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions

           ----------------------------------------------------------
                     First, to the Securities Administrator.
           ----------------------------------------------------------

           ----------------------------------------------------------
            Second, to the Class A Certificates of each Group to pay
                                    Interest;
           ----------------------------------------------------------

           ----------------------------------------------------------
                       Third, to the Class A Certificates
                              of each Group to pay
                                   Principal.
           ----------------------------------------------------------

           ----------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
           ----------------------------------------------------------

           ----------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
           ----------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

                           Bond Summary to Roll/(1)/

1-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%          10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-28.50                             4.138        4.165        4.229        4.266        4.407        4.533
Average Life (Years)                          2.634        2.442        2.085        1.920        1.478        1.223
Modified Duration                             2.451        2.274        1.946        1.793        1.385        1.150
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2007   05/25/2007   05/25/2007   05/25/2007   05/25/2007   05/25/2007
Principal Payment Window (Months)              35           35           35           35           35           35

2-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%          10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                            2.352        2.352        2.352        2.352        2.352        2.352
Average Life (Years)                          1.862        0.987        0.500        0.398        0.242        0.188
Modified Duration                             1.789        0.961        0.491        0.391        0.238        0.186
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Principal Payment Window (Months)              46           24           12           10            6            4

2-A-2

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%          10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                            3.557        3.557        3.557        3.557        3.557        3.557
Average Life (Years)                          4.593        2.520        1.250        0.985        0.574        0.433
Modified Duration                             4.169        2.370        1.203        0.952        0.559        0.423
First Principal Payment Date               04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Last Principal Payment Date                05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Principal Payment Window (Months)              14           14            7            5            3            3

2-A-3

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%          10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 99-26.00                             4.259        4.207        4.179        4.166        4.122        4.088
Average Life (Years)                          4.908        4.036        2.000        1.571        0.909        0.680
Modified Duration                             4.351        3.636        1.880        1.490        0.875        0.658
First Principal Payment Date               05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Principal Payment Window (Months)               1           23           13           11            7            5

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

2-A-4

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-13.00                             4.584        4.584        4.707        4.831       5.256         5.597
Average Life (Years)                          4.908        4.908        3.000        2.351       1.353         1.010
Modified Duration                             4.340        4.340        2.755        2.187       1.282         0.963
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Principal Payment Window (Months)                 1            1           13           10           6             5

2-A-5

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-10.00                             4.841        4.841        4.881        5.049        5.625        6.091
Average Life (Years)                          4.908        4.908        4.157        3.244        1.856        1.380
Modified Duration                             4.332        4.332        3.722        2.958        1.737        1.302
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Principal Payment Window (Months)                 1            1           18           14            8            6

2-A-6

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-07.00                             4.864        4.864        4.863        4.868        5.022        5.207
Average Life (Years)                          4.908        4.908        4.908        4.745        3.604        2.854
Modified Duration                             4.331        4.331        4.331        4.198        3.242        2.596
First Principal Payment Date               05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)                 1            1            1           14           34           41

2-A-7

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-12.50                             4.582        4.628        4.738        4.804        5.059        5.288
Average Life (Years)                          4.253        3.750        2.912        2.567        1.757        1.365
Modified Duration                             3.775        3.339        2.611        2.310        1.599        1.252
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)                59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

3-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-15.50                             4.621        4.663        4.765        4.826        5.061        5.272
Average Life (Years)                          4.329        3.813        2.955        2.603        1.776        1.377
Modified Duration                             3.834        3.389        2.646        2.339        1.615        1.263
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)                59           59           59           59           59           59

4-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-05.00                             5.036        5.094        5.235        5.321        5.645        5.928
Average Life (Years)                          5.483        4.623        3.336        2.851        1.823        1.381
Modified Duration                             4.624        3.930        2.881        2.482        1.624        1.248
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2011   05/25/2011   05/25/2011   05/25/2011   05/25/2011   05/25/2011
Principal Payment Window (Months)                83           83           83           83           83           83

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

                            Bond Summary to Maturity

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

1-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-28.50                             4.117        4.131        4.177        4.210        4.352        4.489
Average Life (Years)                         10.933        7.274        4.022        3.200        1.862        1.387
Modified Duration                             7.912        5.651        3.407        2.783        1.693        1.282
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   12/25/2032
Principal Payment Window (Months)               360          360          360          360          360          342

2-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                            2.352        2.352        2.352        2.352        2.352        2.352
Average Life (Years)                          1.862        0.987        0.500        0.398        0.242        0.188
Modified Duration                             1.789        0.961        0.491        0.391        0.238        0.186
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Principal Payment Window (Months)                46           24           12           10            6            4

2-A-2

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                            3.557        3.557        3.557        3.557        3.557        3.557
Average Life (Years)                          4.593        2.520        1.250        0.985        0.574        0.433
Modified Duration                             4.169        2.370        1.203        0.952        0.559        0.423
First Principal Payment Date               04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Last Principal Payment Date                05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Principal Payment Window (Months)                14           14            7            5            3            3

2-A-3

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%         50%
----------------------------------------------------------------------------------------------------------------------
Yield at 99-26.00                             4.259        4.207        4.179        4.166        4.122        4.088
Average Life (Years)                          4.908        4.036        2.000        1.571        0.909        0.680
Modified Duration                             4.351        3.636        1.880        1.490        0.875        0.658
First Principal Payment Date               05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Principal Payment Window (Months)                 1           23           13           11            7            5

                            Bond Summary to Maturity

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

2-A-4

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-13.00                             4.584        4.584        4.707        4.831        5.256        5.597
Average Life (Years)                          4.908        4.908        3.000        2.351        1.353        1.010
Modified Duration                             4.340        4.340        2.755        2.187        1.282        0.963
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Principal Payment Window (Months)              1             1           13           10            6            5

2-A-5

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-10.00                             4.841        4.841        4.881        5.049        5.625        6.091
Average Life (Years)                          4.908        4.908        4.157        3.244        1.856        1.380
Modified Duration                             4.332        4.332        3.722        2.958        1.737        1.302
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Principal Payment Window (Months)              1             1           18            14           8            6

2-A-6

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%           25%         40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-07.00                             4.864        4.864        4.863        4.868        5.022        5.207
Average Life (Years)                          4.908        4.908        4.908        4.745        3.604        2.854
Modified Duration                             4.331        4.331        4.331        4.198        3.242        2.596
First Principal Payment Date               05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)               1            1            1           14           34           41

2-A-7

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%           50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-12.50                             4.398        4.464        4.617        4.704        5.011        5.264
Average Life (Years)                         11.395        7.558        4.148        3.288        1.896        1.406
Modified Duration                             8.028        5.720        3.435        2.800        1.696        1.281
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   07/25/2033
Principal Payment Window (Months)              360          360          360          360          360          349

                            Bond Summary to Maturity

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

3-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-15.50                             4.414        4.482        4.635        4.719        5.011        5.247
Average Life (Years)                         11.798        7.788        4.243        3.354        1.921        1.420
Modified Duration                             8.258        5.862        3.501        2.848        1.716        1.293
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   12/25/2032
Principal Payment Window (Months)              360          360          360          360          360          342

4-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-05.00                             4.725        4.857        5.109        5.233        5.621        5.920
Average Life (Years)                         10.985        7.315        4.043        3.216        1.868        1.391
Modified Duration                             7.506        5.388        3.281        2.691        1.650        1.253
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   02/25/2032
Principal Payment Window (Months)              360          360          360          360          360          332

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                        Collateral Summary    Range (if applicable)
                                                        ------------------   ----------------------
Total Outstanding Loan Balance                             $229,366,876
Total Number of Loans                                               437
Average Loan Principal Balance                             $    524,867      $334,859 to $1,000,000
WA Gross Coupon                                                   4.134%            2.875% to 5.250%
WA FICO                                                             741                  629 to 816
WA Original Term (mos.)                                             359                  120 to 360
WA Remaining Term (mos.)                                            358                  119 to 360
WA OLTV                                                           67.57%            17.40% to 95.00%
WA Months to First Rate Adjustment Date                       35 months             28 to 36 months
Gross Margin                                                      2.250%
WA Rate Ceiling                                                  10.134%           8.875% to 11.250%
Geographic Concentration of Mortgaged Properties (Top   CA        64.60%
   5 States) based on the Aggregate Stated Principal    IL         9.03%
   Balance                                              FL         3.88%
                                                        MA         2.70%
                                                        VA         2.62%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage      Balance as of   Pool Principal
Occupancy                                    Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Primary Residence                             398       $209,215,892.87       91.21%
Second Home                                    27         14,495,854.29        6.32
Investor Property                              12          5,655,128.70        2.47
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86      100.00%
========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Property Type                                Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Single Family Residence                       280       $146,645,574.64       63.93%
PUD-Detached                                   94         50,604,893.91       22.06
Condominium                                    44         22,129,451.09        9.65
2-Family                                        7          4,112,700.84        1.79
PUD-Attached                                    8          3,444,494.04        1.50
Townhouse                                       2          1,073,450.83        0.47
3-Family                                        1            807,051.37        0.35
4-Family                                        1            549,259.14        0.24
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86      100.00%
========================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Purpose                                      Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Refinance-Rate/Term                           241       $130,448,813.29       56.87%
Purchase                                      126         66,379,615.55       28.94
Refinance-Cashout                              70         32,538,447.02       14.19
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86      100.00%
========================================================================================

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Geographic Area                              Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
California                                    283       $148,180,213.54       64.60%
Illinois                                       38         20,714,785.18        9.03
Florida                                        17          8,893,865.38        3.88
Massachusetts                                  13          6,183,615.33        2.70
Virginia                                       11          6,019,557.58        2.62
North Carolina                                  9          4,650,687.56        2.03
Nevada                                          7          4,055,654.24        1.77
Colorado                                        9          4,026,808.05        1.76
Wisconsin                                       6          3,620,706.99        1.58
Arizona                                         6          3,115,694.86        1.36
Texas                                           4          2,483,455.26        1.08
South Carolina                                  3          2,157,833.09        0.94
Washington                                      5          2,130,348.15        0.93
New York                                        3          1,744,401.48        0.76
Minnesota                                       3          1,652,456.42        0.72
Connecticut                                     2          1,496,706.45        0.65
Georgia                                         3          1,314,845.16        0.57
Vermont                                         2            924,800.00        0.40
Maryland                                        2            876,114.89        0.38
Missouri                                        1            790,507.57        0.34
Kansas                                          2            786,827.85        0.34
Delaware                                        1            714,046.51        0.31
Kentucky                                        2            702,216.00        0.31
Hawaii                                          1            595,601.57        0.26
Michigan                                        1            423,428.86        0.18
Iowa                                            1            383,697.89        0.17
New Mexico                                      1            368,000.00        0.16
Oregon                                          1            360,000.00        0.16
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86      100.00%
========================================================================================

/(1)/ As of the Cut-Off  Date,  no more than  approximately  2.23% of the Group
      1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Cut-Off Date
                                           Number Of   Stated Principal         Pool Principal
                                            Mortgage     Balance as of          Balance of the
California State Distribution                Loans       Cut-Off Date     California Mortgage Loans
---------------------------------------------------------------------------------------------------
Northern California                           188       $ 98,140,174.57             66.23%
Southern California                            95         50,040,038.97             33.77
---------------------------------------------------------------------------------------------------
Total:                                        283       $148,180,213.54            100.00%
===================================================================================================

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage     Balance as of    Pool Principal
Principal Balances ($)                       Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
300,000.01 - 350,000.00                        16       $  5,500,130.76         2.40%
350,000.01 - 400,000.00                        91         34,536,904.35        15.06
400,000.01 - 450,000.00                        70         29,702,951.32        12.95
450,000.01 - 500,000.00                        79         37,927,033.14        16.54
500,000.01 - 550,000.00                        47         24,708,093.92        10.77
550,000.01 - 600,000.00                        29         16,779,583.88         7.32
600,000.01 - 650,000.00                        28         17,600,252.99         7.67
650,000.01 - 700,000.00                        15         10,173,011.96         4.44
700,000.01 - 750,000.00                        19         13,912,037.66         6.07
750,000.01 - 800,000.00                        10          7,711,272.27         3.36
800,000.01 - 850,000.00                         5          4,123,555.40         1.80
850,000.01 - 900,000.00                         5          4,440,223.65         1.94
900,000.01 - 950,000.00                         8          7,383,833.34         3.22
950,000.01 - 1,000,000.00                      15         14,867,991.22         6.48
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $524,867.

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate          % of
                                           Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value                      Mortgage     Balance as of    Pool Principal
      Ratios (%)                             Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
15.01 - 20.00                                   3       $  1,354,701.15         0.59%
20.01 - 25.00                                   1            586,353.94         0.26
25.01 - 30.00                                   3          2,110,491.85         0.92
30.01 - 35.00                                  12          7,551,538.22         3.29
35.01 - 40.00                                   8          4,304,127.08         1.88
40.01 - 45.00                                  14          7,927,124.54         3.46
45.01 - 50.00                                  11          7,627,519.39         3.33
50.01 - 55.00                                  21         11,474,619.55         5.00
55.01 - 60.00                                  22         13,097,976.84         5.71
60.01 - 65.00                                  34         18,328,595.37         7.99
65.01 - 70.00                                  49         26,817,255.89        11.69
70.01 - 75.00                                  71         37,587,705.58        16.39
75.01 - 80.00                                 180         87,249,800.07        38.04
85.01 - 90.00                                   6          2,438,421.23         1.06
90.01 - 95.00                                   2            910,645.16         0.40
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 67.57%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate          % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)                  Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
2.751 - 3.000                                   2       $  1,415,797.99         0.62%
3.001 - 3.250                                   1            623,972.67         0.27
3.251 - 3.500                                   3          1,109,191.50         0.48
3.501 - 3.750                                  56         31,969,218.64        13.94
3.751 - 4.000                                 151         78,088,404.17        34.05
4.001 - 4.250                                 105         53,718,417.58        23.42
4.251 - 4.500                                  64         32,920,134.06        14.35
4.501 - 4.750                                  37         19,341,836.71         8.43
4.751 - 5.000                                  14          7,944,736.69         3.46
5.001 - 5.250                                   4          2,235,165.85         0.97
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.134% per annum.

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate          % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Gross Margin (%)                             Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
2.250                                         437       $229,366,875.86       100.00%
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

                 Rate Ceilings of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate          % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                            Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
8.001 - 9.000                                   2       $  1,415,797.99         0.62%
9.001 - 10.000                                211        111,790,786.98        48.74
10.001 - 11.000                               220        113,925,125.04        49.67
11.001 - 12.000                                 4          2,235,165.85         0.97
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.134% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate          % of
                                           Number Of   Stated Principal    Cut-Off Date
First Rate Adjustment                       Mortgage     Balance as of    Pool Principal
         Date                                Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
October 1, 2006                                 2       $  1,066,826.43         0.47%
December 1, 2006                                1            362,485.72         0.16
February 1, 2007                                1            615,866.29         0.27
April 1, 2007                                  12          6,375,274.01         2.78
May 1, 2007                                   315        165,409,098.04        72.12
June 1, 2007                                  106         55,537,325.37        24.21
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate          % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                      Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
101 - 120                                       1       $    395,739.82         0.17%
161 - 180                                       1            433,250.35         0.19
281 - 300                                       1            412,196.70         0.18
341 - 360                                     434        228,125,688.99        99.46
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate          % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Credit Scores                                Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
801 - 850                                      15       $  7,412,710.65         3.23%
751 - 800                                     198        105,313,858.39        45.92
701 - 750                                     142         74,301,672.79        32.39
651 - 700                                      70         36,007,169.92        15.70
601 - 650                                      12          6,331,464.11         2.76
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000(approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of jumbo balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.07% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.29% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                           Collateral Summary    Range (if applicable)
                                           ------------------   ----------------------
Total Outstanding Loan Balance              $1,091,283,883
Total Number of Loans                                2,002
Average Loan Principal Balance              $      545,097      $331,336 to $1,500,000
WA Gross Coupon                                      4.443%            3.000% to 5.875%
WA FICO                                                738                  622 to 832
WA Original Term (mos.)                                358                  120 to 360
WA Remaining Term (mos.)                               357                  112 to 360
WA OLTV                                              66.78%             9.34% to 95.00%
WA Months to First Rate Adjustment Date          59 months             47 to 60 months
Gross Margin                                         2.250%
WA Rate Ceiling                                      9.443%           8.000% to 10.875%
--------------------------------------------------------------------------------------

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000(approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged                                CA   64.95%
Properties (Top 5 States) based on the Aggregate                     FL    5.33%
Stated Principal Balance                                             IL    4.83%
                                                                     VA    3.07%
                                                                     MD    2.10%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage      Balance as of    Pool Principal
Occupancy                                    Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
Primary Residence                            1,826     $  996,423,586.83        91.31%
Second Home                                    154         84,790,995.39         7.77
Investor Property                               22         10,069,300.74         0.92
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage      Balance as of    Pool Principal
Property Type                                Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
Single Family Residence                      1,291     $  713,395,421.63        65.37%
PUD-Detached                                   412        235,319,778.08        21.56
Condominium                                    231        110,597,576.76        10.13
PUD-Attached                                    45         19,895,272.94         1.82
2-Family                                        11          5,993,011.39         0.55
Townhouse                                        7          2,837,624.13         0.26
3-Family                                         3          1,411,159.28         0.13
Cooperative                                      1          1,035,000.00         0.09
4-Family                                         1            799,038.75         0.07
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000(approximate)
--------------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage      Balance as of    Pool Principal
Purpose                                      Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
Refinance-Rate/Term                            925     $  517,815,402.73        47.45%
Purchase                                       746        404,449,250.79        37.06
Refinance-Cashout                              331        169,019,229.44        15.49
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Geographic Area                              Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
California                                   1,288     $  708,818,504.90        64.95%
Florida                                        111         58,160,739.00         5.33
Illinois                                        82         52,682,532.19         4.83
Virginia                                        72         33,525,869.65         3.07
Maryland                                        49         22,882,595.21         2.10
South Carolina                                  35         21,149,902.31         1.94
North Carolina                                  40         20,310,571.36         1.86
Georgia                                         34         18,587,610.87         1.70
Washington                                      32         17,015,022.00         1.56
Texas                                           27         14,699,854.33         1.35
Arizona                                         27         13,827,999.47         1.27
Nevada                                          26         13,522,572.57         1.24
Colorado                                        25         13,335,071.84         1.22
District of Columbia                            26         12,795,171.34         1.17
Connecticut                                     17          9,124,126.28         0.84
Massachusetts                                   15          8,315,420.95         0.76
Missouri                                        11          5,575,048.54         0.51
Michigan                                         8          4,561,097.63         0.42
Tennessee                                        8          4,393,251.13         0.40
Oregon                                          10          3,919,261.13         0.36
Minnesota                                        6          3,735,958.88         0.34
New Jersey                                       8          3,390,710.34         0.31
Pennsylvania                                     5          3,114,158.49         0.29
Wisconsin                                        4          2,802,706.86         0.26
Kansas                                           5          2,627,352.01         0.24
New Hampshire                                    2          1,739,036.06         0.16
New York                                         3          1,724,262.56         0.16
Kentucky                                         2          1,520,500.00         0.14
Utah                                             3          1,515,836.48         0.14
New Mexico                                       3          1,513,000.00         0.14
Hawaii                                           3          1,488,874.58         0.14
Wyoming                                          2          1,416,000.00         0.13
Ohio                                             2          1,410,000.00         0.13
Arkansas                                         2          1,217,097.84         0.11
Indiana                                          2          1,215,669.43         0.11
Idaho                                            2          1,030,572.61         0.09
Delaware                                         2            827,912.36         0.08
Montana                                          1            650,000.00         0.06
Alabama                                          1            622,666.00         0.06
Maine                                            1            519,345.76         0.05
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.95% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

---------------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Cut-Off Date
                                           Number Of   Stated Principal         Pool Principal
                                            Mortgage     Balance as of          Balance of the
California State Distribution                Loans       Cut-Off Date     California Mortgage Loans
---------------------------------------------------------------------------------------------------
Southern California                            655     $359,453,284.10              50.71%
Northern California                            633      349,365,220.80              49.29
---------------------------------------------------------------------------------------------------
Total:                                       1,288     $708,818,504.90             100.00%
===================================================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage     Balance as of     Pool Principal
Principal Balances ($)                       Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
300,000.01 - 350,000.00                         99     $   33,908,800.96         3.11%
350,000.01 - 400,000.00                        381        143,924,986.30        13.19
400,000.01 - 450,000.00                        339        144,663,130.73        13.26
450,000.01 - 500,000.00                        306        146,598,859.63        13.43
500,000.01 - 550,000.00                        153         80,886,254.37         7.41
550,000.01 - 600,000.00                        190        109,830,996.43        10.06
600,000.01 - 650,000.00                        114         71,985,788.74         6.60
650,000.01 - 700,000.00                         82         55,614,862.78         5.10
700,000.01 - 750,000.00                         89         65,370,733.31         5.99
750,000.01 - 800,000.00                         53         41,520,783.70         3.80
800,000.01 - 850,000.00                         24         19,860,473.54         1.82
850,000.01 - 900,000.00                         31         27,379,549.19         2.51
900,000.01 - 950,000.00                         20         18,516,835.12         1.70
950,000.01 - 1,000,000.00                       67         66,100,988.71         6.06
1,000,000.01 - 1,500,000.00                     54         65,120,839.45         5.97
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $545,097.

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                            Aggregate          % of
                                           Number Of    Stated Principal    Cut-Off Date
Original Loan-To-Value                      Mortgage     Balance as of     Pool Principal
Ratios (%)                                   Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
5.01 - 10.00                                   1       $      334,000.00         0.03%
10.01 - 15.00                                  7            4,661,003.51         0.43
15.01 - 20.00                                 13            7,727,978.45         0.71
20.01 - 25.00                                 13            7,039,300.01         0.65
25.01 - 30.00                                 29           14,715,716.29         1.35
30.01 - 35.00                                 26           15,973,946.13         1.46
35.01 - 40.00                                 45           25,870,865.41         2.37
40.01 - 45.00                                 60           33,753,271.60         3.09
45.01 - 50.00                                105           60,433,043.66         5.54
50.01 - 55.00                                 84           49,323,862.48         4.52
55.01 - 60.00                                144           86,159,745.48         7.90
60.01 - 65.00                                186          108,907,979.54         9.98
65.01 - 70.00                                171          102,081,313.97         9.35
70.01 - 75.00                                259          144,697,526.81        13.26
75.01 - 80.00                                815          412,310,474.57        37.78
80.01 - 85.00                                  9            3,529,975.18         0.32
85.01 - 90.00                                 28           11,155,830.26         1.02
90.01 - 95.00                                  7            2,608,049.61         0.24
-----------------------------------------------------------------------------------------
Total:                                     2,002       $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.78%.

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                  Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
2.751 - 3.000                                    2     $    1,047,150.67         0.10%
3.001 - 3.250                                    6          3,708,701.41         0.34
3.251 - 3.500                                   10          5,982,812.33         0.55
3.501 - 3.750                                   51         26,824,939.59         2.46
3.751 - 4.000                                  148         85,855,576.96         7.87
4.001 - 4.250                                  516        290,017,425.54        26.58
4.251 - 4.500                                  640        349,427,838.19        32.02
4.501 - 4.750                                  280        146,330,481.54        13.41
4.751 - 5.000                                  236        123,067,632.80        11.28
5.001 - 5.250                                   80         41,907,280.04         3.84
5.251 - 5.500                                   31         16,349,043.89         1.50
5.751 - 6.000                                    2            765,000.00         0.07
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.443% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Gross Margin (%)                             Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
2.250                                        2,002     $1,091,283,882.96       100.00%
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                            Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
7.001 - 8.000                                    2     $    1,047,150.67         0.10%
8.001 - 9.000                                  215        122,372,030.29        11.21
9.001 - 10.000                               1,672        908,843,378.07        83.28
10.001 - 11.000                                113         59,021,323.93         5.41
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.443% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date                   Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
May 1, 2008                                      1     $      596,992.32         0.05%
September 1, 2008                                2          1,097,688.53         0.10
October 1, 2008                                  8          3,471,014.97         0.32
December 1, 2008                                 2            822,898.16         0.08
January 1, 2009                                  8          4,428,066.05         0.41
February 1, 2009                                 2            671,023.48         0.06
March 1, 2009                                    3          1,113,206.23         0.10
April 1, 2009                                   56         27,368,874.48         2.51
May 1, 2009                                  1,451        799,032,977.49        73.22
June 1, 2009                                   469        252,681,141.25        23.15
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                      Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
101 - 120                                        8     $    3,828,441.46         0.35%
161 - 180                                       14          7,703,824.72         0.71
221 - 240                                        3          1,374,606.63         0.13
281 - 300                                        1            539,791.29         0.05
321 - 340                                        1            385,448.63         0.04
341 - 360                                    1,975      1,077,451,770.23        98.73
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Credit Scores                                Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
801 - 850                                       82     $   41,445,075.53         3.80%
751 - 800                                      828        451,985,367.45        41.42
701 - 750                                      673        374,907,640.81        34.35
651 - 700                                      331        177,259,609.56        16.24
601 - 650                                       85         44,535,789.61         4.08
Not Scored                                       3          1,150,400.00         0.11
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of conforming balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 99.50% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.27% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                             Collateral
                                               Summary     Range (if applicable)
                                            ------------   ---------------------
Total Outstanding Loan Balance              $215,281,348

Total Number of Loans                                995

Average Loan Principal Balance              $    216,363    $42,850 to $333,700

WA Gross Coupon                                    4.513%       3.500% to 5.750%

WA FICO                                              735             622 to 825

WA Original Term (mos.)                              360             180 to 360

WA Remaining Term (mos.)                             359             167 to 360

WA OLTV                                            72.64%       10.00% to 95.00%

WA Months to First Rate Adjustment Date        59 months        47 to 60 months

Gross Margin                                       2.250%

WA Rate Ceiling                                    9.513%      8.500% to 10.750%
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties (Top 5 States)      CA   36.33%
based on the Aggregate Stated Principal Balance                      FL   15.18%
                                                                     VA    6.06%
                                                                     NV    5.90%
                                                                     SC    4.72%
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Occupancy                                    Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
Primary Residence                             831       $181,964,963.56         84.52%
Second Home                                   134         28,138,474.20         13.07
Investor Property                              30          5,177,909.85          2.41
-----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61        100.00%
=========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Property Type                                Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
Single Family Residence                       509       $111,019,353.87         51.57%
PUD-Detached                                  208         45,583,176.65         21.17
Condominium                                   216         45,500,344.26         21.14
PUD-Attached                                   51         11,164,406.35          5.19
Townhouse                                       9          1,633,178.97          0.76
4-Family                                        1            268,887.51          0.12
2-Family                                        1            112,000.00          0.05
-----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61        100.00%
=========================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Purpose                                      Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
Purchase                                      475       $104,159,039.11         48.38%
Refinance-Rate/Term                           306         62,049,787.88         28.82
Refinance-Cashout                             214         49,072,520.62         22.79
-----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61        100.00%
=========================================================================================

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Geographic Area                              Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
California                                    310        $78,218,106.68         36.33%
Florida                                       166         32,685,940.70         15.18
Virginia                                       58         13,052,480.66          6.06
Nevada                                         59         12,702,803.02          5.90
South Carolina                                 51         10,150,935.56          4.72
Maryland                                       39          8,701,038.91          4.04
Georgia                                        45          8,055,595.51          3.74
North Carolina                                 36          7,100,589.00          3.30
Arizona                                        40          6,896,055.20          3.20
Illinois                                       25          5,343,429.97          2.48
Texas                                          25          4,881,689.44          2.27
Colorado                                       24          4,876,445.00          2.27
Washington                                     16          3,685,239.63          1.71
District of Columbia                           12          2,830,604.50          1.31
Oregon                                         12          2,072,360.00          0.96
Minnesota                                       8          1,726,550.00          0.80
New York                                        5          1,386,875.00          0.64
Missouri                                        7          1,299,543.83          0.60
New Mexico                                      9          1,267,705.00          0.59
Connecticut                                     5          1,201,000.00          0.56
Tennessee                                       8          1,157,700.00          0.54
Pennsylvania                                    6            928,080.00          0.43
Michigan                                        4            875,600.00          0.41
Kansas                                          5            803,000.00          0.37
Ohio                                            4            572,600.00          0.27
Indiana                                         2            552,800.00          0.26
West Virginia                                   2            401,000.00          0.19
Iowa                                            2            389,000.00          0.18
Wisconsin                                       3            286,500.00          0.13
Hawaii                                          1            260,000.00          0.12
Massachusetts                                   1            252,000.00          0.12
Oklahoma                                        2            246,500.00          0.11
Kentucky                                        1            228,000.00          0.11
Idaho                                           1            128,580.00          0.06
Alabama                                         1             65,000.00          0.03
-----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61        100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.75% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

    California State Distribution of the Mortgaged Properties of the Group 3
                                 Mortgage Loans

---------------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Cut-Off Date
                                           Number Of   Stated Principal        Pool Principal
                                            Mortgage     Balance as of    Balance of the California
California State Distribution                Loans       Cut-Off Date           Mortgage Loans
---------------------------------------------------------------------------------------------------
Southern California                           160       $40,843,421.22              52.22%
Northern California                           150        37,374,685.46              47.78
---------------------------------------------------------------------------------------------------
Total:                                        310       $78,218,106.68             100.00%
===================================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
Current Mortgage Loan                       Mortgage     Balance as of    Pool Principal
Principal Balances ($)                       Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
0.01 - 50,000.00                               2        $     90,450.00         0.04%
50,000.01 - 100,000.00                        48           4,032,762.37         1.87
100,000.01 - 150,000.00                      163          21,134,230.52         9.82
150,000.01 - 200,000.00                      219          39,011,612.54        18.12
200,000.01 - 250,000.00                      210          47,478,319.45        22.05
250,000.01 - 300,000.00                      221          61,246,693.86        28.45
300,000.01 - 350,000.00                      132          42,287,278.87        19.64
----------------------------------------------------------------------------------------
Total:                                       995        $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $216,363.

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)            Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
5.01 - 10.00                                    1       $    110,000.00         0.05%
10.01 - 15.00                                   2            411,000.00         0.19
20.01 - 25.00                                   9          1,772,700.00         0.82
25.01 - 30.00                                  10          2,005,880.31         0.93
30.01 - 35.00                                  14          2,775,948.00         1.29
35.01 - 40.00                                  17          3,375,430.72         1.57
40.01 - 45.00                                  24          5,641,172.41         2.62
45.01 - 50.00                                  18          3,754,317.00         1.74
50.01 - 55.00                                  25          5,191,887.00         2.41
55.01 - 60.00                                  40          9,441,228.88         4.39
60.01 - 65.00                                  63         14,231,346.58         6.61
65.01 - 70.00                                  81         17,866,578.00         8.30
70.01 - 75.00                                 113         25,231,033.15        11.72
75.01 - 80.00                                 454         98,933,346.21        45.96
80.01 - 85.00                                   5          1,002,640.00         0.47
85.01 - 90.00                                  52         10,844,150.59         5.04
90.01 - 95.00                                  67         12,692,688.76         5.90
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 72.64%.

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)                  Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
3.251 - 3.500                                   2       $    303,050.00         0.14%
3.501 - 3.750                                  32          6,316,105.84         2.93
3.751 - 4.000                                  81         17,759,702.40         8.25
4.001 - 4.250                                 211         47,779,483.10        22.19
4.251 - 4.500                                 244         54,088,396.03        25.12
4.501 - 4.750                                 178         37,530,900.79        17.43
4.751 - 5.000                                 158         32,716,549.38        15.20
5.001 - 5.250                                  76         15,755,277.26         7.32
5.251 - 5.500                                  11          2,641,521.22         1.23
5.501 - 5.750                                   2            390,361.59         0.18
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 4.513%.

                   Gross Margins of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Gross Margins (%)                            Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
2.250                                         995       $215,281,347.61       100.00%
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                            Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
8.001 - 9.000                                 115       $ 24,378,858.24        11.32%
9.001 - 10.000                                791        172,115,329.30        79.95
10.001 - 11.000                                89         18,787,160.07         8.73
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 9.513% per annum.

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage      Balance as of    Pool Principal
First Adjustment Date                        Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
May 1, 2008                                     1       $    135,661.59          0.06%
July 1, 2008                                    1            212,163.31          0.10
October 1, 2008                                 1            268,887.51          0.12
November 1, 2008                                1            320,193.22          0.15
December 1, 2008                                1            226,000.00          0.10
March 1, 2009                                  13          3,582,237.53          1.66
April 1, 2009                                  37          9,233,678.39          4.29
May 1, 2009                                   696        150,275,444.35         69.80
June 1, 2009                                  244         51,027,081.71         23.70
-----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61        100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage      Balance as of    Pool Principal
Remaining Term (Months)                      Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
161 - 180                                       1       $    135,661.59          0.06%
341 - 360                                     994        215,145,686.02         99.94
-----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61        100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage      Balance as of    Pool Principal
Credit Scores                                Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
801 - 850                                      51       $ 10,280,347.31          4.78%
751 - 800                                     386         83,049,330.04         38.58
701 - 750                                     316         69,022,417.04         32.06
651 - 700                                     191         42,303,419.04         19.65
601 - 650                                      49         10,217,529.18          4.75
Not Scored                                      2            408,305.00          0.19
-----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61        100.00%
=========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                        Collateral Summary   Range (if applicable)
                                                        ------------------   ---------------------
Total Outstanding Loan Balance                                $109,056,834
Total Number of Loans                                                  210
Average Loan Principal Balance                                $    519,318    $337,341 to $996,828
WA Gross Coupon                                                      4.909%        3.875% to 6.000%
WA FICO                                                                737              620 to 838
WA Original Term (mos.)                                                357       120 to 360 months
WA Remaining Term (mos.)                                               356       119 to 360 months
WA OLTV                                                              65.59%        23.08% to 94.18%
WA Months to First Adjustment Date                                      83         82 to 84 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                      9.909%       8.875% to 11.000%
Geographic Concentration of Mortgaged Properties (Top       CA       54.38%
5 States) based on the Aggregate Stated Principal           VA        8.10%
Balance                                                     FL        5.72%
                                                            IL        3.39%
                                                            GA        2.97%
--------------------------------------------------------------------------------------------------

Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Occupancy                                    Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Primary Residence                             199       $102,983,800.90        94.43%
Second Home                                     5          3,199,954.54         2.93
Investor Property                               6          2,873,078.75         2.63
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Property Type                                Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Single Family Residence                       138       $ 72,306,333.04        66.30%
PUD-Detached                                   53         27,872,008.83        25.56
Condominium                                    15          6,944,329.19         6.37
PUD-Attached                                    3          1,334,163.13         1.22
3-Family                                        1            600,000.00         0.55
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Purpose                                      Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Refinance-Rate/Term                           120       $ 63,074,930.27        57.84%
Purchase                                       54         27,950,355.23        25.63
Refinance-Cashout                              36         18,031,548.69        16.53
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

Banc of America Securities LLC                                                44
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                          Aggregate            % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Geographic Area                              Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
California                                    111       $ 59,300,008.39        54.38%
Virginia                                       17          8,838,970.78         8.10
Florida                                        12          6,239,753.98         5.72
Illinois                                        7          3,692,267.09         3.39
Georgia                                         6          3,234,534.38         2.97
District of Columbia                            6          3,157,110.47         2.89
Massachusetts                                   5          2,728,160.00         2.50
Maryland                                        5          2,451,285.92         2.25
North Carolina                                  5          2,338,318.76         2.14
Washington                                      5          2,225,511.32         2.04
Arizona                                         3          1,522,842.79         1.40
Nevada                                          2          1,419,292.58         1.30
Minnesota                                       3          1,292,405.81         1.19
Oregon                                          3          1,258,994.36         1.15
Texas                                           2          1,094,821.57         1.00
New York                                        2            981,729.47         0.90
Connecticut                                     2            852,500.00         0.78
Missouri                                        2            818,898.40         0.75
Arkansas                                        2            753,788.31         0.69
Wisconsin                                       2            748,766.53         0.69
New Mexico                                      1            734,156.93         0.67
Colorado                                        1            539,288.89         0.49
Michigan                                        1            536,000.00         0.49
New Jersey                                      1            519,345.76         0.48
Oklahoma                                        1            501,353.80         0.46
Tennessee                                       1            476,761.66         0.44
South Carolina                                  1            402,069.50         0.37
Pennsylvania                                    1            397,896.74         0.36
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.91% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                45
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

    California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

---------------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Cut-Off Date
                                           Number Of   Stated Principal         Pool Principal
                                            Mortgage     Balance as of    Balance of the California
California State Distribution                Loans       Cut-Off Date              Balance
---------------------------------------------------------------------------------------------------
Northern California                            64       $34,810,261.63              58.70%
Southern California                            47        24,489,746.76              41.30
---------------------------------------------------------------------------------------------------
Total:                                        111       $59,300,008.39             100.00%
===================================================================================================

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage     Balance as of    Pool Principal
Principal Balances ($)                       Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
300,000.01 - 350,000.00                         5       $  1,714,354.97         1.57%
350,000.01 - 400,000.00                        43         16,358,289.02        15.00
400,000.01 - 450,000.00                        34         14,514,445.52        13.31
450,000.01 - 500,000.00                        34         16,110,675.83        14.77
500,000.01 - 550,000.00                        31         16,333,769.22        14.98
550,000.01 - 600,000.00                        15          8,689,959.87         7.97
600,000.01 - 650,000.00                        12          7,484,243.14         6.86
650,000.01 - 700,000.00                        12          8,281,369.36         7.59
700,000.01 - 750,000.00                        13          9,504,722.88         8.72
750,000.01 - 800,000.00                         1            759,086.82         0.70
800,000.01 - 850,000.00                         1            839,917.43         0.77
850,000.01 - 900,000.00                         2          1,739,508.45         1.60
900,000.01 - 950,000.00                         3          2,806,119.36         2.57
950,000.01 - 1,000,000.00                       4          3,920,372.32         3.59
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $519,318.

Banc of America Securities LLC                                                46
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                           Mortgage     Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)           Loans        Cut-Off Date        Balance
----------------------------------------------------------------------------------------
20.01 - 25.00                                   1       $    749,077.81         0.69%
25.01 - 30.00                                   3          1,795,475.57         1.65
30.01 - 35.00                                   1            484,018.36         0.44
35.01 - 40.00                                   6          3,135,001.84         2.87
40.01 - 45.00                                   8          4,515,375.69         4.14
45.01 - 50.00                                   6          3,724,858.32         3.42
50.01 - 55.00                                   8          3,164,374.55         2.90
55.01 - 60.00                                  30         15,426,005.32        14.14
60.01 - 65.00                                  23         12,775,374.94        11.71
65.01 - 70.00                                  28         14,910,374.45        13.67
70.01 - 75.00                                  36         18,345,361.86        16.82
75.01 - 80.00                                  58         29,286,724.84        26.85
90.01 - 95.00                                   2            744,810.64         0.68
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 65.59%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                           Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                 Loans        Cut-Off Date        Balance
----------------------------------------------------------------------------------------
3.751 - 4.000                                   1       $    540,000.00         0.50%
4.001 - 4.250                                   2            969,931.26         0.89
4.251 - 4.500                                  21         10,582,585.81         9.70
4.501 - 4.750                                  64         33,213,995.16        30.46
4.751 - 5.000                                  67         35,715,264.41        32.75
5.001 - 5.250                                  27         13,959,963.15        12.80
5.251 - 5.500                                  17          8,520,573.74         7.81
5.501 - 5.750                                   8          4,103,055.93         3.76
5.751 - 6.000                                   3          1,451,464.73         1.33
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 4.909%.

Banc of America Securities LLC                                                47
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                           Mortgage     Balance as of     Pool Principal
Gross Margins (%)                           Loans        Cut-Off Date        Balance
----------------------------------------------------------------------------------------
2.250                                         210       $109,056,834.19       100.00%
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                           Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                            Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
8.001 - 9.000                                   1       $    540,000.00         0.50%
9.001 - 10.000                                154         80,481,776.64        73.80
10.001 - 11.000                                55         28,035,057.55        25.71
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 9.909% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                           Mortgage     Balance as of     Pool Principal
First Adjustment Date                        Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
April 1, 2011                                  13       $  5,971,807.97         5.48%
May 1, 2011                                   160         84,798,305.31        77.76
June 1, 2011                                   37         18,286,720.91        16.77
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC                                                48
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-F $1,596,460,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                           Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                      Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
101 - 120                                       2       $  1,154,511.37         1.06%
281 - 300                                       2            974,214.53         0.89
341 - 360                                     206        106,928,108.29        98.05
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                           Mortgage     Balance as of     Pool Principal
Credit Scores                                Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
801 - 850                                       7       $  3,551,979.82         3.26%
751 - 800                                      90         47,721,695.06        43.76
701 - 750                                      65         32,931,926.40        30.20
651 - 700                                      36         18,785,405.10        17.23
601 - 650                                      12          6,065,827.81         5.56
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                49
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-----Original Message-----
From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Monday, June 07, 2004 9:49 AM
Subject: BOAMS 04-F ANNOUNCEMENT

BOAMS 04-F -- HYBRID ARMS (3/1, 5/1, CONF 5/1, 7/1) MGRS:
BAS(LEAD)/BEAR/LEHMAN
CLASS       TYPE          SIZE(MM)   WAL    WNDW    APPR $PX   PX TALK
STATUS
1A1   3/1   PSTH WAC      $222.600   2.09   1-35    $HI 98
2A1   5/1   SEQ FIX       $135.544   0.50   1-12    $100-00
2A2   5/1   SEQ FIX       $ 60.180   1.25   12-18   $100-00
2A3   5/1   SEQ WAC       $101.379   2.00   18-30   $HI 99
2A4   5/1   SEQ WAC       $ 76.411   3.00   30-42   $MID 98
2A5   5/1   SEQ WAC       $ 76.789   4.16   42-59   $MID 97
2A6   5/1   SEQ WAC       $208.788   4.91   59-59   $LO 97
2A7   5/1   PSTH WAC      $400.000   2.91   1-59    $MID 98
3A1   5/1   CONF PT WAC   $208.930   2.96   1-59    $MID 98
4A1   7/1   PSTH WAC      $105.839   3.34   1-83    $LO 98
SETTLEMENT: 6/28/04                 PRICING: 6/08-6/11
RATINGS: S&P/MOODY'S                PRICING SPEED: 20% CPR TO WA ROLL
***0 DAY DELAY ON 2A1 AND 2A2
***AUCTION CALL ON SEQUENTIALS (2A1, 2A2, 2A3, 2A4, 2A5, AND 2A6)
***SIZING WITHIN GROUP 2 BASED UPON DEMAND

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-F. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

From: DANIEL SLEGELMILCH, BANC OF AMERICA SECU
[mailto:SMEG@bloomberg.net]
Sent: Tuesday, June 08, 2004 4:05 PM
Subject: BOAMS 04-F GROUP 1 AND 2 BENCHMARK YIELDS

BOAMS 04-F   GROUP 1 AND 2    BENCHMARK YIELDS

0.50YR       EDSF             1.854%
1.25YR       EDSF             2.609%
2YR          SWAP             3.091%
3YR          SWAP             3.655%                BOND YIELDS AND
4YR          SWAP             4.079%                PRICES TO FOLLOW
5YR          SWAP             4.396%

2.09YR       SWAP             3.142%
2.57YR       SWAP             3.412%
4.16YR       SWAP             4.130%
4.91YR       SWAP             4.367%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-F. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-F
$1,596,460,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America.

June 7, 2004

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                                  To Roll/(1)/
-------------------------------------------------------------------------------------------------------------------
                                                                                Expected
                                                           Est.   Est. Prin.   Maturity to              Expected
               Approx.                                     WAL      Window      Roll @ 20    Delay       Ratings
Class         Size/(3)/      Interest - Principal Type    (yrs)      (mos)         CPR        Days   (S&P/ Moody's)
---------   -------------   ---------------------------   -----   ----------   -----------   -----   --------------
Offered Certificates
1-A-1        $222,600,000     Variable - Pass-thru/(4)/    2.09     1 - 35       05/25/07      24      AAA / Aaa
2-A-1/(2)/    135,544,000    Variable - Sequential/(5)/    0.50     1 - 12       06/25/05       0      AAA / Aaa
2-A-2/(2)/     60,180,000    Variable - Sequential/(5)/    1.25     12 - 18      12/25/05       0      AAA / Aaa
2-A-3/(2)/    101,379,000    Variable - Sequential/(5)/    2.00     18 - 30      12/25/06      24      AAA / Aaa
2-A-4/(2)/     76,411,000    Variable - Sequential/(6)/    3.00     30 - 42      12/25/07      24      AAA / Aaa
2-A-5/(2)/     76,789,000    Variable - Sequential/(6)/    4.16     42 - 59      05/25/09      24      AAA / Aaa
2-A-6/(2)/    208,788,000    Variable - Sequential/(6)/    4.91     59 - 59      05/25/09      24      AAA / Aaa
2-A-7         400,000,000     Variable - Pass-thru/(6)/    2.91     1 - 59       05/25/09      24      AAA / Aaa
3-A-1         208,930,000     Variable - Pass-thru/(7)/    2.96     1 - 59       05/25/09      24      AAA / Aaa
4-A-1         105,839,000     Variable - Pass-thru/(8)/    3.34     1 - 83       05/25/11      24      AAA / Aaa

Not Offered Hereunder
B-1          $ 23,854,000                                                                              N.A.
B-2             9,047,000                                                                              N.A.
B-3             5,757,000                                                                              N.A.
B-4             4,113,000                                                                              N.A.
B-5             3,290,000                                                                              N.A.
B-6             2,467,840                                                                              N.A.
1-A-R                 100                                                                              N.A.
2-A-IO            TBD         Variable-Interest Only                                                   N.A.
-------------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A, and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

/(2)/ The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and
     Class 2-A-6 Certificates (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).

/(3)/ Class sizes are subject to change.

/(4)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to June 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after June 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               2
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                   To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                         Est.   Est. Prin.      Expected                  Expected
               Approx.                                   WAL      Window         Final       Delay       Ratings
Class         Size/(1)/     Interest - Principal Type   (yrs)   (mos)/(3)/   Maturity/(3)/    Days   (S&P/ Moody's)
---------   ------------   --------------------------   -----   ----------   -------------   -----   --------------
Offered Certificates
1-A-1       $222,600,000    Variable - Pass-thru/(4)/    4.02     1 - 360       06/25/34       24       AAA / Aaa
2-A-1/(2)/   135,544,000   Variable - Sequential/(5)/    0.50      1 - 12       06/25/34        0       AAA / Aaa
2-A-2/(2)/    60,180,000   Variable - Sequential/(5)/    1.25     12 - 18       06/25/34        0       AAA / Aaa
2-A-3/(2)/   101,379,000   Variable - Sequential/(5)/    2.00     18 - 30       06/25/34       24       AAA / Aaa
2-A-4/(2)/    76,411,000   Variable - Sequential/(6)/    3.00     30 - 42       06/25/34       24       AAA / Aaa
2-A-5/(2)/    76,789,000   Variable - Sequential/(6)/    4.16     42 - 59       06/25/34       24       AAA / Aaa
2-A-6/(2)/   208,788,000   Variable - Sequential/(6)/    4.91     59 - 59       06/25/34       24       AAA / Aaa
2-A-7        400,000,000    Variable - Pass-thru/(6)/    4.15     1 - 360       06/25/34       24       AAA / Aaa
3-A-1        208,930,000    Variable - Pass-thru/(7)/    4.24     1 - 360       06/25/34       24       AAA / Aaa
4-A-1        105,839,000    Variable - Pass-thru/(8)/    4.04     1 - 360       06/25/34       24       AAA / Aaa
-------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ As described herein, the Sequential Senior Certificates are subject to a Mandatory Auction Call.

/(3)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group (except with respect to the Sequential Senior Certificates).

/(4)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring prior to June 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) and (2) [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after June 2009, interest will accrue on the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(8)/ For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                          Banc of America Mortgage Securities, Inc.
                                      Mortgage Pass-Through Certificates, Series
                                      2004-F

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                  Bank of America, N.A.

Auction Administrator:                Wells Fargo Bank, National Association
                                      ("Wells Fargo Bank, N.A.")

Mandatory Auction:                    Five business days prior to the
                                      Distribution Date in May 2009 (the
                                      "Auction Distribution Date"), the Auction
                                      Administrator will auction each of the
                                      Sequential Senior Certificates to third
                                      party investors. The proceeds of the
                                      auction and amounts received from the Swap
                                      Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par
                                      Price to each of the holders of the
                                      Sequential Senior Certificates on the
                                      Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction
                                      Administrator. The Swap Counterparty,
                                      pursuant to a Par Price Payment Agreement swap contract with the Auction
                                      Administrator, will agree to pay the
                                      excess, if any, of the Par Price over the Auction Price. If the amounts received at the auction are greater than the par price for each of the Sequential Senior
                                      Certificates, that excess will not be paid to certificate holders.

Swap Counterparty:                    [Wells Fargo Bank, N.A. will be the Swap
                                      Counterparty under the swap contract. The long-term debt obligations of Wells Fargo
                                      Bank, N.A. are currently rated "AA-" by
                                      S&P, "AA+" by Fitch and "Aa1" by Moody's.]

Auction Price:                        The price at which the Auction
                                      Administrator sells each of the Sequential
                                      Senior Certificates to third-party
                                      investors.

Par Price:                            With respect to each Senior Sequential
                                      Certificate, the sum of (i) 100% of the
                                      Certificate Principal Balance of such
                                      Certificate on the Auction Distribution
                                      Date (after giving effect to all
                                      distributions and the allocation of
                                      Realized Losses on such date), plus (ii) in the case of the Class 2-A-3, Class
                                      2-A-4, Class 2-A-5 and Class 2-A-6
                                      Certificates, accrued interest on such
                                      Certificates, at the pass-through rate
                                      thereon, for the period from the first day of the month in which the Auction
                                      Distribution Date occurs up to but
                                      excluding the Auction Distribution Date.

Trustee:                              Wachovia Bank, National Association

Securities Administrator:             Wells Fargo Bank, N.A.

Rating Agencies:                      Standard & Poor's (Class A Certificates
                                      and Subordinate Certificates) and Moody's
                                      Investor Service, Inc. (Class A
                                      Certificates).

Transaction Size:                     $1,644,988,941

Securities Offered:                   $222,600,000 Class 1-A-1 Certificates
                                      $135,544,000 Class 2-A-1 Certificates
                                      $60,180,000 Class 2-A-2 Certificates
--------------------------------------------------------------------------------

                                                                               4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                      $101,379,000 Class 2-A-3 Certificates
                                      $76,411,000 Class 2-A-4 Certificates
                                      $76,789,000 Class 2-A-5 Certificates
                                      $208,788,000 Class 2-A-6 Certificates
                                      $400,000,000 Class 2-A-7 Certificates
                                      $208,930,000 Class 3-A-1 Certificates
                                      $105,839,000 Class 4-A-1 Certificates

Group 1 Collateral:                   3/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 1
                                      Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      jumbo balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 57.07% of the Group 2
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date. Approximately
                                      0.29% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      conforming balance, fully amortizing,
                                      one-to-four family, first lien mortgage
                                      loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                      Approximately 99.50% of the Group 3
                                      Mortgage Loans require only payments of
                                      interest until the month following the
                                      first rate adjustment date. Approximately
                                      1.27% of the Group 3 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:                   7/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 4
                                      Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:                Week of June 7, 2004

Expected Closing Date:                June 28, 2004

Collection Period:                    The calendar month preceding the current
                                      Distribution Date.
--------------------------------------------------------------------------------

                                                                               5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:                    25th of each month, or the next succeeding
                                      business day (First Payment Date: July 26,
                                      2004)

Cut-Off Date:                         June 1, 2004

Class A Certificates:                 Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
                                      2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-IO, 3-A-1
                                      and 4-A-1 Certificates (the "Class A
                                      Certificates"). The Class 1-A-R and Class
                                      2-A-IO Certificates are not offered
                                      hereunder.

Subordinate Certificates:             Class B-1, B-2, B-3, B-4, B-5 and B-6
                                      Certificates (the "Class B Certificates").
                                      The Subordinate Certificates are not
                                      offered hereunder.

Group 1-A Certificates:               Class 1-A-1 and 1-A-R

Group 2-A Certificates:               Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                      2-A-6, 2-A-7 and 2-A-IO

Group 3-A Certificates:               Class 3-A-1

Group 4-A Certificates:               Class 4-A-1

Day Count:                            30/360

Group 1, Group 2, Group 3 and Group    20% CPR
4 Prepayment Speed:

Clearing:                             DTC, Clearstream and Euroclear

                                      Original Certificate      Minimum       Incremental
Denominations:                                 Form          Denominations   Denominations
                                      ----------------------------------------------------
   Class 1-A, 2-A, 3-A and 4-A             Book Entry            $1,000            $1
      Offered Certificates

SMMEA Eligibility:                    The Class A Certificates and the Class B-1
                                      Certificates are expected to constitute
                                      "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    The Senior Sequential Certificates are
                                      expected to be ERISA eligible under the
                                      "Investor Based Exemptions." The Class
                                      1-A-1, 2-A-7, 3-A-1 and 4-A-1 Certificates are expected to be ERISA eligible under Banc of America Securities' administrative exemption. A fiduciary of any employee benefit plan subject to ERISA or Section
                                      4975 of the Code should carefully review with its legal advisors whether the purchase of the Offered Certificates could give rise to a prohibited transaction.

Tax Structure:                        REMIC.

Optional Clean-up Call:               Any Distribution Date on or after which
                                      the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of
                                      the Aggregate Principal Balance as of the
                                      Cut-Off Date ("Cut-Off Date Pool Principal
                                      Balance").
--------------------------------------------------------------------------------

                                                                               6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:               Principal will be allocated to the
                                      certificates according to the Priority of
                                      Distributions: The Group 1 Senior
                                      Principal Distribution Amount will
                                      generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2
                                      Senior Principal Distribution Amount will generally be allocated to the Group 2-A
                                      Certificates as follows: concurrently,
                                      approximately [62.2317628986]% to the
                                      Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5
                                      and 2-A-6 Certificates, sequentially, and approximately [37.7682371014]% to the
                                      Class 2-A-7 Certificates, until their
                                      class balances have been reduced to zero.
                                      The Group 3 Senior Principal Distribution
                                      Amount will generally be allocated to the Group 3-A-1 Certificates, until their class balances have been reduced to zero.
                                      The Group 4 Senior Principal Distribution
                                      Amount will generally be allocated to the Group 4-A Certificates, until their class balances have been reduced to zero. The
                                      Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate
                                      Certificates may be paid to the Class A
                                      Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:                     Interest will accrue on the Class 1-A-1,
                                      2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1
                                      and 4-A-1 Certificates during each
                                      one-month period ending on the last day of
                                      the month preceding the month in which
                                      each Distribution Date occurs (each, a
                                      "Regular Interest Accrual Period"). The
                                      initial Regular Interest Accrual Period
                                      will be deemed to have commenced on June
                                      1, 2004. Interest will accrue on the Class
                                      2-A-1 and 2-A-2 Certificates during each
                                      one-month period commencing on the 25th
                                      day of the month preceding the month in
                                      which each Distribution Date occurs and
                                      ending on the 24th day of the month in
                                      which such Distribution Date occurs (the
                                      "Class 2-A-1 Interest Accrual Period" and
                                      "Class 2-A-2 Interest Accrual Period,"
                                      respectively, and together with the
                                      Regular Interest Accrual Period, an
                                      "Interest Accrual Period"). The initial
                                      Class 2-A-1 and 2-A-2 Interest Accrual
                                      Period will be deemed to have commenced on
                                      June 25, 2004. Interest which accrues on
                                      such class of Certificates during an
                                      Interest Accrual Period will be calculated
                                      on the assumption that distributions which
                                      reduce the principal balances thereof on
                                      the Distribution Date in that Interest
                                      Accrual Period are made on the first day
                                      of the Interest Accrual Period. Interest
                                      will be calculated on the basis of a
                                      360-day year consisting of twelve 30-day
                                      months.
--------------------------------------------------------------------------------

                                                                               7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:                   The Administrative Fees with respect to
                                      the Trust are payable out of the interest payments received on each Mortgage Loan.
                                      The "Administrative Fees" consist of (a) servicing compensation payable to the
                                      Servicer in respect of its servicing
                                      activities (the "Servicing Fee") and (b) fees paid to the Securities Administrator.
                                      The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage
                                      Loan at a rate (the "Administrative Fee
                                      Rate") equal to the sum of the Servicing
                                      Fee Rate for such Mortgage Loan and the
                                      Securities Administrator Fee Rate. The
                                      "Securities Administrator Fee Rate" will be [0.002%] per annum. The Servicing Fee
                                      Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan
                                      Group 2, Loan Group 3 and Loan Group 4
                                      will be 0.250% per annum.

Compensating Interest:                The aggregate servicing fee payable to the
                                      Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                      Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage
                                      Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution
                                      Date, the excess of its mortgage interest
                                      rate over the Administrative Fee Rate.
--------------------------------------------------------------------------------

                                                                               8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:             The Pool Distribution Amount for each Loan
                                      Group with respect to any Distribution
                                      Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                      Period for such Loan Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan
                                      Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related
                                      Collection Period; and (iv) any
                                      substitution adjustment payments in
                                      connection with any defective Mortgage
                                      Loan in such Loan Group received with
                                      respect to such Distribution Date or
                                      amounts received in connection with the
                                      optional termination of the Trust as of
                                      such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The
                                      Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                    The Senior Percentage for a Loan Group on
                                      any Distribution Date will equal (i) the aggregate principal balance of the Class A
                                      Certificates of such Group immediately
                                      prior to such date, divided by (ii) the
                                      aggregate principal balance of the related
                                      Loan Group for such date.

Subordinate Percentage:               The Subordinate Percentage for a Loan
                                      Group for any Distribution Date will equal
                                      100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:    The Subordinate Prepayment Percentage for
                                      a Loan Group for any Distribution Date
                                      will equal 100% minus the Senior
                                      Prepayment Percentage for such Loan Group
                                      for such date.
--------------------------------------------------------------------------------

                                                                               9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan    For the following Distribution Dates, will be as follows:
Group 2, Loan Group
3 and Loan Group 4    Distribution Date             Senior Prepayment Percentage
Senior Prepayment     -----------------             ----------------------------
Percentage:           July 2004 through June 2011   100%;
                      July 2011 through June 2012   the applicable Senior
                                                    Percentage plus, 70% of the
                                                    applicable Subordinate
                                                    Percentage;
                      July 2012 through June 2013   the applicable Senior
                                                    Percentage plus, 60% of the
                                                    applicable Subordinate
                                                    Percentage;
                      July 2013 through June 2014   the applicable Senior
                                                    Percentage plus, 40% of the
                                                    applicable Subordinate
                                                    Percentage;
                      July 2014 through June 2015   the applicable Senior
                                                    Percentage plus, 20% of the
                                                    applicable Subordinate
                                                    Percentage;
                      July 2015 and thereafter      the applicable Senior
                                                    Percentage;
                         provided, however,

                         (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by
                              (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                         (ii) if for each Group of Certificates on any
                              Distribution Date prior to the July 2007
                              Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                         (iii) if for each Group of Certificates on or after the
                              July 2007 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                              10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                     The Principal Amount for any Distribution
                                      Date and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated
                                      Principal Balance, as of the date of
                                      repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such
                                      Distribution Date, (c) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date, (d) any liquidation proceeds
                                      allocable to recoveries of principal of
                                      any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution
                                      Date, (e) with respect to each Mortgage
                                      Loan in such Loan Group that became a
                                      liquidated Mortgage Loan during the
                                      calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                                      Date with respect to such Mortgage Loan
                                      and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal                      The Senior Principal Distribution Amount
Distribution Amount:                  for a Loan Group for any Distribution Date
                                      will equal the sum of (i) the Senior
                                      Percentage for such Loan Group of all
                                      amounts described in clauses (a) through
                                      (d) of the definition of "Principal
                                      Amount" for such Loan Group and such
                                      Distribution Date and (ii) the Senior
                                      Prepayment Percentage of the amounts
                                      described in clauses (e) and (f) of the
                                      definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal                 The Subordinate Principal Distribution
Distribution Amount:                  Amount for a Loan Group for any
                                      Distribution Date will equal the sum of
                                      (i) the Subordinate Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (a) and (d) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date and (ii) the
                                      Subordinate Prepayment Percentage for such
                                      Loan Group of the amounts described in
                                      clauses (e) and (f) of the definition of
                                      "Principal Amount" for such Loan Group and
                                      such Distribution Date.
--------------------------------------------------------------------------------

                                                                              11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (2.95%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.50%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.95%)            Order of
        Priority of   -------------------------------------      Loss
          Payment                   Class B-3                 Allocation
                             Credit Support (0.60%)
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.15%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
       -------------------------------------------------------------------
                     First, to the Securities Administrator.
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       Third, to the Class A Certificates of each Group to pay Principal.
       -------------------------------------------------------------------

       -------------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
       -------------------------------------------------------------------

       -------------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------

                                                                              12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-28.50                             4.138        4.165        4.229        4.266        4.407        4.533
Average Life (Years)                          2.634        2.442        2.085        1.920        1.478        1.223
Modified Duration                             2.451        2.274        1.946        1.793        1.385        1.150
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2007   05/25/2007   05/25/2007   05/25/2007   05/25/2007   05/25/2007
Principal Payment Window (Months)              35           35           35           35           35           35

2-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                           2.352         2.352       2.352         2.352       2.352         2.352
Average Life (Years)                         1.862         0.987       0.500         0.398       0.242         0.188
Modified Duration                            1.789         0.961       0.491         0.391       0.238         0.186
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Principal Payment Window (Months)              46           24           12           10            6            4

2-A-2

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                           3.557         3.557       3.557         3.557       3.557         3.557
Average Life (Years)                         4.593         2.520       1.250         0.985       0.574         0.433
Modified Duration                            4.169         2.370       1.203         0.952       0.559         0.423
First Principal Payment Date               04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Last Principal Payment Date                05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Principal Payment Window (Months)              14           14            7            5            3            3

2-A-3

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 99-26.00                            4.259         4.207       4.179         4.166       4.122         4.088
Average Life (Years)                         4.908         4.036       2.000         1.571       0.909         0.680
Modified Duration                            4.351         3.636       1.880         1.490       0.875         0.658
First Principal Payment Date               05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Principal Payment Window (Months)               1           23           13           11            7            5

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

                                                                              13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

2-A-4

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-13.00                            4.584         4.584       4.707         4.831       5.256         5.597
Average Life (Years)                         4.908         4.908       3.000         2.351       1.353         1.010
Modified Duration                            4.340         4.340       2.755         2.187       1.282         0.963
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Principal Payment Window (Months)               1            1           13           10            6            5

2-A-5

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-10.00                            4.841         4.841       4.881         5.049       5.625         6.091
Average Life (Years)                         4.908         4.908       4.157         3.244       1.856         1.380
Modified Duration                            4.332         4.332       3.722         2.958       1.737         1.302
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Principal Payment Window (Months)               1            1           18           14            8            6

2-A-6

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-07.00                            4.864         4.864       4.863         4.868       5.022         5.207
Average Life (Years)                         4.908         4.908       4.908         4.745       3.604         2.854
Modified Duration                            4.331         4.331       4.331         4.198       3.242         2.596
First Principal Payment Date               05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)               1            1            1           14           34           41

2-A-7

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
------------------------------------------------------------------------- --------------------------------------------
Yield at 98-12.50                            4.582         4.628       4.738         4.804       5.059         5.288
Average Life (Years)                         4.253         3.750       2.912         2.567       1.757         1.365
Modified Duration                            3.775         3.339       2.611         2.310       1.599         1.252
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)              59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

                                                                              14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

3-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-15.50                            4.621         4.663       4.765         4.826       5.061         5.272
Average Life (Years)                         4.329         3.813       2.955         2.603       1.776         1.377
Modified Duration                            3.834         3.389       2.646         2.339       1.615         1.263
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)              59           59           59           59           59           59

4-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-05.00                            5.036         5.094       5.235         5.321       5.645         5.928
Average Life (Years)                         5.483         4.623       3.336         2.851       1.823         1.381
Modified Duration                            4.624         3.930       2.881         2.482       1.624         1.248
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                05/25/2011   05/25/2011   05/25/2011   05/25/2011   05/25/2011   05/25/2011
Principal Payment Window (Months)              83           83           83           83           83           83

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007, May 2009, May 2009 and May 2011, respectively.

                                                                              15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-28.50                             4.117        4.131        4.177        4.210        4.352        4.489
Average Life (Years)                         10.933        7.274        4.022        3.200        1.862        1.387
Modified Duration                             7.912        5.651        3.407        2.783        1.693        1.282
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   12/25/2032
Principal Payment Window (Months)               360          360          360          360          360          342

2-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                            2.352        2.352        2.352        2.352        2.352        2.352
Average Life (Years)                          1.862        0.987        0.500        0.398        0.242        0.188
Modified Duration                             1.789        0.961        0.491        0.391        0.238        0.186
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Principal Payment Window (Months)                46           24           12           10            6            4

2-A-2

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%           20%         25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 100-00.00                            3.557        3.557        3.557        3.557        3.557        3.557
Average Life (Years)                          4.593        2.520        1.250        0.985        0.574        0.433
Modified Duration                             4.169        2.370        1.203        0.952        0.559        0.423
First Principal Payment Date               04/25/2008   06/25/2006   06/25/2005   04/25/2005   12/25/2004   10/25/2004
Last Principal Payment Date                05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Principal Payment Window (Months)                14           14            7            5            3            3

2-A-3

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 99-26.00                             4.259        4.207        4.179        4.166        4.122        4.088
Average Life (Years)                          4.908        4.036        2.000        1.571        0.909        0.680
Modified Duration                             4.351        3.636        1.880        1.490        0.875        0.658
First Principal Payment Date               05/25/2009   07/25/2007   12/25/2005   08/25/2005   02/25/2005   12/25/2004
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Principal Payment Window (Months)                 1           23           13           11            7            5

                                                                              16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

2-A-4

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-13.00                             4.584        4.584        4.707        4.831        5.256        5.597
Average Life (Years)                          4.908        4.908        3.000        2.351        1.353        1.010
Modified Duration                             4.340        4.340        2.755        2.187        1.282        0.963
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2006   06/25/2006   08/25/2005   04/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Principal Payment Window (Months)                 1            1           13           10            6            5

2-A-5

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-10.00                             4.841        4.841        4.881        5.049        5.625        6.091
Average Life (Years)                          4.908        4.908        4.157        3.244        1.856        1.380
Modified Duration                             4.332        4.332        3.722        2.958        1.737        1.302
First Principal Payment Date               05/25/2009   05/25/2009   12/25/2007   03/25/2007   01/25/2006   08/25/2005
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Principal Payment Window (Months)                 1            1           18           14            8            6

2-A-6

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 97-07.00                             4.864        4.864        4.863        4.868        5.022        5.207
Average Life (Years)                          4.908        4.908        4.908        4.745        3.604        2.854
Modified Duration                             4.331        4.331        4.331        4.198        3.242        2.596
First Principal Payment Date               05/25/2009   05/25/2009   05/25/2009   04/25/2008   08/25/2006   01/25/2006
Last Principal Payment Date                05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009   05/25/2009
Principal Payment Window (Months)                 1            1            1           14           34           41

2-A-7

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-12.50                             4.398        4.464        4.617        4.704        5.011        5.264
Average Life (Years)                         11.395        7.558        4.148        3.288        1.896        1.406
Modified Duration                             8.028        5.720        3.435        2.800        1.696        1.281
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   07/25/2033
Principal Payment Window (Months)               360         360          360          360          360          349

                                                                              17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

3-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-15.50                             4.414        4.482        4.635        4.719        5.011        5.247
Average Life (Years)                         11.798        7.788        4.243        3.354        1.921        1.420
Modified Duration                             8.258        5.862        3.501        2.848        1.716        1.293
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   12/25/2032
Principal Payment Window (Months)               360          360          360          360          360          342

4-A-1

----------------------------------------------------------------------------------------------------------------------
CPR                                            5%           10%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------
Yield at 98-05.00                             4.725        4.857        5.109        5.233        5.621        5.920
Average Life (Years)                         10.985        7.315        4.043        3.216        1.868        1.391
Modified Duration                             7.506        5.388        3.281        2.691        1.650        1.253
First Principal Payment Date               07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004   07/25/2004
Last Principal Payment Date                06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   02/25/2032
Principal Payment Window (Months)               360          360          360          360          360          332

                                                                              18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                           Collateral Summary  Range (if applicable)
                                           ------------------  ----------------------
Total Outstanding Loan Balance                  $229,366,876
Total Number of Loans                                    437
Average Loan Principal Balance                  $    524,867   $334,859 to $1,000,000
WA Gross Coupon                                        4.134%         2.875% to 5.250%
WA FICO                                                  741               629 to 816
WA Original Term (mos.)                                  359               120 to 360
WA Remaining Term (mos.)                                 358               119 to 360
WA OLTV                                                67.57%         17.40% to 95.00%
WA Months to First Rate Adjustment Date            35 months          28 to 36 months
Gross Margin                                           2.250%
WA Rate Ceiling                                       10.134%        8.875% to 11.250%
Geographic Concentration of Mortgaged      CA          64.60%
Properties (Top 5 States) based on the     IL           9.03%
Aggregate Stated Principal Balance         FL           3.88%
                                           MA           2.70%
                                           VA           2.62%

--------------------------------------------------------------------------------

                                                                              19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Occupancy                                    Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Primary Residence                             398       $209,215,892.87         91.21%
Second Home                                    27         14,495,854.29          6.32
Investor Property                              12          5,655,128.70          2.47
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86        100.00%
========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Property Type                                Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Single Family Residence                       280       $146,645,574.64         63.93%
PUD-Detached                                   94         50,604,893.91         22.06
Condominium                                    44         22,129,451.09          9.65
2-Family                                        7          4,112,700.84          1.79
PUD-Attached                                    8          3,444,494.04          1.50
Townhouse                                       2          1,073,450.83          0.47
3-Family                                        1            807,051.37          0.35
4-Family                                        1            549,259.14          0.24
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86        100.00%
========================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Purpose                                      Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Refinance-Rate/Term                           241       $130,448,813.29       56.87%
Purchase                                      126         66,379,615.55       28.94
Refinance-Cashout                              70         32,538,447.02       14.19
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86      100.00%
========================================================================================

                                                                              20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Geographic Area                              Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
California                                    283       $148,180,213.54        64.60%
Illinois                                       38         20,714,785.18         9.03
Florida                                        17          8,893,865.38         3.88
Massachusetts                                  13          6,183,615.33         2.70
Virginia                                       11          6,019,557.58         2.62
North Carolina                                  9          4,650,687.56         2.03
Nevada                                          7          4,055,654.24         1.77
Colorado                                        9          4,026,808.05         1.76
Wisconsin                                       6          3,620,706.99         1.58
Arizona                                         6          3,115,694.86         1.36
Texas                                           4          2,483,455.26         1.08
South Carolina                                  3          2,157,833.09         0.94
Washington                                      5          2,130,348.15         0.93
New York                                        3          1,744,401.48         0.76
Minnesota                                       3          1,652,456.42         0.72
Connecticut                                     2          1,496,706.45         0.65
Georgia                                         3          1,314,845.16         0.57
Vermont                                         2            924,800.00         0.40
Maryland                                        2            876,114.89         0.38
Missouri                                        1            790,507.57         0.34
Kansas                                          2            786,827.85         0.34
Delaware                                        1            714,046.51         0.31
Kentucky                                        2            702,216.00         0.31
Hawaii                                          1            595,601.57         0.26
Michigan                                        1            423,428.86         0.18
Iowa                                            1            383,697.89         0.17
New Mexico                                      1            368,000.00         0.16
Oregon                                          1            360,000.00         0.16
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.23% of the Group 1
      Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

---------------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Cut-Off Date
                                           Number Of   Stated Principal         Pool Principal
                                            Mortgage     Balance as of    Balance of the California
California State Distribution                Loans       Cut-Off Date           Mortgage Loans
---------------------------------------------------------------------------------------------------
Northern California                           188       $ 98,140,174.57             66.23%
Southern California                            95         50,040,038.97             33.77
---------------------------------------------------------------------------------------------------
Total:                                        283       $148,180,213.54            100.00%
===================================================================================================

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage     Balance as of    Pool Principal
Principal Balances ($)                       Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
300,000.01 - 350,000.00                        16        $ 5,500,130.76          2.40%
350,000.01 - 400,000.00                        91         34,536,904.35         15.06
400,000.01 - 450,000.00                        70         29,702,951.32         12.95
450,000.01 - 500,000.00                        79         37,927,033.14         16.54
500,000.01 - 550,000.00                        47         24,708,093.92         10.77
550,000.01 - 600,000.00                        29         16,779,583.88          7.32
600,000.01 - 650,000.00                        28         17,600,252.99          7.67
650,000.01 - 700,000.00                        15         10,173,011.96          4.44
700,000.01 - 750,000.00                        19         13,912,037.66          6.07
750,000.01 - 800,000.00                        10          7,711,272.27          3.36
800,000.01 - 850,000.00                         5          4,123,555.40          1.80
850,000.01 - 900,000.00                         5          4,440,223.65          1.94
900,000.01 - 950,000.00                         8          7,383,833.34          3.22
950,000.01 - 1,000,000.00                      15         14,867,991.22          6.48
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86        100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $524,867.

                                                                              22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value                      Mortgage     Balance as of    Pool Principal
     Ratios (%)                              Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
15.01 - 20.00                                   3       $  1,354,701.15         0.59%
20.01 - 25.00                                   1            586,353.94         0.26
25.01 - 30.00                                   3          2,110,491.85         0.92
30.01 - 35.00                                  12          7,551,538.22         3.29
35.01 - 40.00                                   8          4,304,127.08         1.88
40.01 - 45.00                                  14          7,927,124.54         3.46
45.01 - 50.00                                  11          7,627,519.39         3.33
50.01 - 55.00                                  21         11,474,619.55         5.00
55.01 - 60.00                                  22         13,097,976.84         5.71
60.01 - 65.00                                  34         18,328,595.37         7.99
65.01 - 70.00                                  49         26,817,255.89        11.69
70.01 - 75.00                                  71         37,587,705.58        16.39
75.01 - 80.00                                 180         87,249,800.07        38.04
85.01 - 90.00                                   6          2,438,421.23         1.06
90.01 - 95.00                                   2            910,645.16         0.40
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 67.57%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)                  Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
2.751 - 3.000                                   2       $  1,415,797.99         0.62%
3.001 - 3.250                                   1            623,972.67         0.27
3.251 - 3.500                                   3          1,109,191.50         0.48
3.501 - 3.750                                  56         31,969,218.64        13.94
3.751 - 4.000                                 151         78,088,404.17        34.05
4.001 - 4.250                                 105         53,718,417.58        23.42
4.251 - 4.500                                  64         32,920,134.06        14.35
4.501 - 4.750                                  37         19,341,836.71         8.43
4.751 - 5.000                                  14          7,944,736.69         3.46
5.001 - 5.250                                   4          2,235,165.85         0.97
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.134% per annum.

                                                                              23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Gross Margin (%)                             Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
2.250                                         437       $229,366,875.86       100.00%
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                            Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
8.001 - 9.000                                   2       $  1,415,797.99         0.62%
9.001 - 10.000                                211        111,790,786.98        48.74
10.001 - 11.000                               220        113,925,125.04        49.67
11.001 - 12.000                                 4          2,235,165.85         0.97
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.134% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date                   Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
October 1, 2006                                 2       $  1,066,826.43         0.47%
December 1, 2006                                1            362,485.72         0.16
February 1, 2007                                1            615,866.29         0.27
April 1, 2007                                  12          6,375,274.01         2.78
May 1, 2007                                   315        165,409,098.04        72.12
June 1, 2007                                  106         55,537,325.37        24.21
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                                                                              24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                      Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
101 - 120                                       1       $    395,739.82         0.17%
161 - 180                                       1            433,250.35         0.19
281 - 300                                       1            412,196.70         0.18
341 - 360                                     434        228,125,688.99        99.46
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Credit Scores                                Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
801 - 850                                      15       $  7,412,710.65         3.23%
751 - 800                                     198        105,313,858.39        45.92
701 - 750                                     142         74,301,672.79        32.39
651 - 700                                      70         36,007,169.92        15.70
601 - 650                                      12          6,331,464.11         2.76
----------------------------------------------------------------------------------------
Total:                                        437       $229,366,875.86       100.00%
========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of jumbo balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 57.07% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.29% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance              $1,091,283,883
Total Number of Loans                                2,002
Average Loan Principal Balance              $      545,097     $331,336 to $1,500,000
WA Gross Coupon                                      4.443%           3.000% to 5.875%
WA FICO                                                738                 622 to 832
WA Original Term (mos.)                                358                 120 to 360
WA Remaining Term (mos.)                               357                 112 to 360
WA OLTV                                              66.78%            9.34% to 95.00%
WA Months to First Rate Adjustment Date          59 months            47 to 60 months
Gross Margin                                         2.250%
WA Rate Ceiling                                      9.443%          8.000% to 10.875%

--------------------------------------------------------------------------------

                                                                              26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged                                CA   64.95%
Properties (Top 5 States) based on the Aggregate                     FL    5.33%
Stated Principal Balance                                             IL    4.83%
                                                                     VA    3.07%
                                                                     MD    2.10%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Occupancy                                    Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
Primary Residence                            1,826     $  996,423,586.83        91.31%
Second Home                                    154         84,790,995.39         7.77
Investor Property                               22         10,069,300.74         0.92
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Property Type                                Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
Single Family Residence                      1,291     $  713,395,421.63        65.37%
PUD-Detached                                   412        235,319,778.08        21.56
Condominium                                    231        110,597,576.76        10.13
PUD-Attached                                    45         19,895,272.94         1.82
2-Family                                        11          5,993,011.39         0.55
Townhouse                                        7          2,837,624.13         0.26
3-Family                                         3          1,411,159.28         0.13
Cooperative                                      1          1,035,000.00         0.09
4-Family                                         1            799,038.75         0.07
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

                                                                              27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Purpose                                      Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
Refinance-Rate/Term                            925     $  517,815,402.73        47.45%
Purchase                                       746        404,449,250.79        37.06
Refinance-Cashout                              331        169,019,229.44        15.49
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

                                                                              28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Geographic Area                              Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
California                                   1,288     $  708,818,504.90        64.95%
Florida                                        111         58,160,739.00         5.33
Illinois                                        82         52,682,532.19         4.83
Virginia                                        72         33,525,869.65         3.07
Maryland                                        49         22,882,595.21         2.10
South Carolina                                  35         21,149,902.31         1.94
North Carolina                                  40         20,310,571.36         1.86
Georgia                                         34         18,587,610.87         1.70
Washington                                      32         17,015,022.00         1.56
Texas                                           27         14,699,854.33         1.35
Arizona                                         27         13,827,999.47         1.27
Nevada                                          26         13,522,572.57         1.24
Colorado                                        25         13,335,071.84         1.22
District of Columbia                            26         12,795,171.34         1.17
Connecticut                                     17          9,124,126.28         0.84
Massachusetts                                   15          8,315,420.95         0.76
Missouri                                        11          5,575,048.54         0.51
Michigan                                         8          4,561,097.63         0.42
Tennessee                                        8          4,393,251.13         0.40
Oregon                                          10          3,919,261.13         0.36
Minnesota                                        6          3,735,958.88         0.34
New Jersey                                       8          3,390,710.34         0.31
Pennsylvania                                     5          3,114,158.49         0.29
Wisconsin                                        4          2,802,706.86         0.26
Kansas                                           5          2,627,352.01         0.24
New Hampshire                                    2          1,739,036.06         0.16
New York                                         3          1,724,262.56         0.16
Kentucky                                         2          1,520,500.00         0.14
Utah                                             3          1,515,836.48         0.14
New Mexico                                       3          1,513,000.00         0.14
Hawaii                                           3          1,488,874.58         0.14
Wyoming                                          2          1,416,000.00         0.13
Ohio                                             2          1,410,000.00         0.13
Arkansas                                         2          1,217,097.84         0.11
Indiana                                          2          1,215,669.43         0.11
Idaho                                            2          1,030,572.61         0.09
Delaware                                         2            827,912.36         0.08
Montana                                          1            650,000.00         0.06
Alabama                                          1            622,666.00         0.06
Maine                                            1            519,345.76         0.05
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.95% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

---------------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Cut-Off Date
                                           Number Of   Stated Principal         Pool Principal
                                            Mortgage    Balance as of     Balance of the California
California State Distribution                Loans       Cut-Off Date           Mortgage Loans
---------------------------------------------------------------------------------------------------
Southern California                            655      $359,453,284.10             50.71%
Northern California                            633       349,365,220.80             49.29
---------------------------------------------------------------------------------------------------
Total:                                       1,288      $708,818,504.90            100.00%
===================================================================================================

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage     Balance as of     Pool Principal
Principal Balances ($)                       Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
300,000.01 - 350,000.00                         99     $   33,908,800.96         3.11%
350,000.01 - 400,000.00                        381        143,924,986.30        13.19
400,000.01 - 450,000.00                        339        144,663,130.73        13.26
450,000.01 - 500,000.00                        306        146,598,859.63        13.43
500,000.01 - 550,000.00                        153         80,886,254.37         7.41
550,000.01 - 600,000.00                        190        109,830,996.43        10.06
600,000.01 - 650,000.00                        114         71,985,788.74         6.60
650,000.01 - 700,000.00                         82         55,614,862.78         5.10
700,000.01 - 750,000.00                         89         65,370,733.31         5.99
750,000.01 - 800,000.00                         53         41,520,783.70         3.80
800,000.01 - 850,000.00                         24         19,860,473.54         1.82
850,000.01 - 900,000.00                         31         27,379,549.19         2.51
900,000.01 - 950,000.00                         20         18,516,835.12         1.70
950,000.01 - 1,000,000.00                       67         66,100,988.71         6.06
1,000,000.01 - 1,500,000.00                     54         65,120,839.45         5.97
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $545,097.

                                                                              30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of   Stated Principal     Cut-Off Date
Original Loan-To-Value                      Mortgage     Balance as of     Pool Principal
Ratios (%)                                   Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------------
5.01 - 10.00                                     1     $      334,000.00          0.03%
10.01 - 15.00                                    7          4,661,003.51          0.43
15.01 - 20.00                                   13          7,727,978.45          0.71
20.01 - 25.00                                   13          7,039,300.01          0.65
25.01 - 30.00                                   29         14,715,716.29          1.35
30.01 - 35.00                                   26         15,973,946.13          1.46
35.01 - 40.00                                   45         25,870,865.41          2.37
40.01 - 45.00                                   60         33,753,271.60          3.09
45.01 - 50.00                                  105         60,433,043.66          5.54
50.01 - 55.00                                   84         49,323,862.48          4.52
55.01 - 60.00                                  144         86,159,745.48          7.90
60.01 - 65.00                                  186        108,907,979.54          9.98
65.01 - 70.00                                  171        102,081,313.97          9.35
70.01 - 75.00                                  259        144,697,526.81         13.26
75.01 - 80.00                                  815        412,310,474.57         37.78
80.01 - 85.00                                    9          3,529,975.18          0.32
85.01 - 90.00                                   28         11,155,830.26          1.02
90.01 - 95.00                                    7          2,608,049.61          0.24
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96        100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 66.78%.

                                                                              31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)                  Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
2.751 - 3.000                                    2     $    1,047,150.67         0.10%
3.001 - 3.250                                    6          3,708,701.41         0.34
3.251 - 3.500                                   10          5,982,812.33         0.55
3.501 - 3.750                                   51         26,824,939.59         2.46
3.751 - 4.000                                  148         85,855,576.96         7.87
4.001 - 4.250                                  516        290,017,425.54        26.58
4.251 - 4.500                                  640        349,427,838.19        32.02
4.501 - 4.750                                  280        146,330,481.54        13.41
4.751 - 5.000                                  236        123,067,632.80        11.28
5.001 - 5.250                                   80         41,907,280.04         3.84
5.251 - 5.500                                   31         16,349,043.89         1.50
5.751 - 6.000                                    2            765,000.00         0.07
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
      Rate of the Group 2 Mortgage Loans is expected to be approximately 4.443% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Gross Margin (%)                             Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
2.250                                        2,002     $1,091,283,882.96       100.00%
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

                                                                              32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                            Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
7.001 - 8.000                                    2     $    1,047,150.67         0.10%
8.001 - 9.000                                  215        122,372,030.29        11.21
9.001 - 10.000                               1,672        908,843,378.07        83.28
10.001 - 11.000                                113         59,021,323.93         5.41
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
      Mortgage Loans is expected to be approximately 9.443% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date                   Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
May 1, 2008                                      1     $      596,992.32         0.05%
September 1, 2008                                2          1,097,688.53         0.10
October 1, 2008                                  8          3,471,014.97         0.32
December 1, 2008                                 2            822,898.16         0.08
January 1, 2009                                  8          4,428,066.05         0.41
February 1, 2009                                 2            671,023.48         0.06
March 1, 2009                                    3          1,113,206.23         0.10
April 1, 2009                                   56         27,368,874.48         2.51
May 1, 2009                                  1,451        799,032,977.49        73.22
June 1, 2009                                   469        252,681,141.25        23.15
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
==========================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
      Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Remaining Term (Months)                      Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
101 - 120                                        8     $    3,828,441.46         0.35%
161 - 180                                       14          7,703,824.72         0.71
221 - 240                                        3          1,374,606.63         0.13
281 - 300                                        1            539,791.29         0.05
321 - 340                                        1            385,448.63         0.04
341 - 360                                    1,975      1,077,451,770.23        98.73
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------------
                                                           Aggregate            % of
                                           Number Of    Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of     Pool Principal
Credit Scores                                Loans        Cut-Off Date         Balance
-----------------------------------------------------------------------------------------
801 - 850                                       82     $   41,445,075.53         3.80%
751 - 800                                      828        451,985,367.45        41.42
701 - 750                                      673        374,907,640.81        34.35
651 - 700                                      331        177,259,609.56        16.24
601 - 650                                       85         44,535,789.61         4.08
Not Scored                                       3          1,150,400.00         0.11
-----------------------------------------------------------------------------------------
Total:                                       2,002     $1,091,283,882.96       100.00%
=========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of conforming balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 99.50% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.27% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                           Collateral Summary   Range (if applicable)
                                           ------------------   ---------------------
Total Outstanding Loan Balance                $215,281,348
Total Number of Loans                                  995
Average Loan Principal Balance                $    216,363       $42,850 to $333,700
WA Gross Coupon                                      4.513%          3.500% to 5.750%
WA FICO                                                735                622 to 825
WA Original Term (mos.)                                360                180 to 360
WA Remaining Term (mos.)                               359                167 to 360
WA OLTV                                              72.64%          10.00% to 95.00%
WA Months to First Rate Adjustment Date          59 months           47 to 60 months
Gross Margin                                         2.250%
WA Rate Ceiling                                      9.513%         8.500% to 10.750%

--------------------------------------------------------------------------------

                                                                              35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged Properties (Top            CA       36.33%
5 States) based on the Aggregate Stated Principal                FL       15.18%
Balance                                                          VA        6.06%
                                                                 NV        5.90%
                                                                 SC        4.72%
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Occupancy                                    Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Primary Residence                             831       $181,964,963.56         84.52%
Second Home                                   134         28,138,474.20         13.07
Investor Property                              30          5,177,909.85          2.41
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Property Type                                Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Single Family Residence                       509       $111,019,353.87        51.57%
PUD-Detached                                  208         45,583,176.65        21.17
Condominium                                   216         45,500,344.26        21.14
PUD-Attached                                   51         11,164,406.35         5.19
Townhouse                                       9          1,633,178.97         0.76
4-Family                                        1            268,887.51         0.12
2-Family                                        1            112,000.00         0.05
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Purpose                                      Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Purchase                                      475       $104,159,039.11        48.38%
Refinance-Rate/Term                           306         62,049,787.88        28.82
Refinance-Cashout                             214         49,072,520.62        22.79
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

                                                                              36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Geographic Area                              Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
California                                    310       $ 78,218,106.68        36.33%
Florida                                       166         32,685,940.70        15.18
Virginia                                       58         13,052,480.66         6.06
Nevada                                         59         12,702,803.02         5.90
South Carolina                                 51         10,150,935.56         4.72
Maryland                                       39          8,701,038.91         4.04
Georgia                                        45          8,055,595.51         3.74
North Carolina                                 36          7,100,589.00         3.30
Arizona                                        40          6,896,055.20         3.20
Illinois                                       25          5,343,429.97         2.48
Texas                                          25          4,881,689.44         2.27
Colorado                                       24          4,876,445.00         2.27
Washington                                     16          3,685,239.63         1.71
District of Columbia                           12          2,830,604.50         1.31
Oregon                                         12          2,072,360.00         0.96
Minnesota                                       8          1,726,550.00         0.80
New York                                        5          1,386,875.00         0.64
Missouri                                        7          1,299,543.83         0.60
New Mexico                                      9          1,267,705.00         0.59
Connecticut                                     5          1,201,000.00         0.56
Tennessee                                       8          1,157,700.00         0.54
Pennsylvania                                    6            928,080.00         0.43
Michigan                                        4            875,600.00         0.41
Kansas                                          5            803,000.00         0.37
Ohio                                            4            572,600.00         0.27
Indiana                                         2            552,800.00         0.26
West Virginia                                   2            401,000.00         0.19
Iowa                                            2            389,000.00         0.18
Wisconsin                                       3            286,500.00         0.13
Hawaii                                          1            260,000.00         0.12
Massachusetts                                   1            252,000.00         0.12
Oklahoma                                        2            246,500.00         0.11
Kentucky                                        1            228,000.00         0.11
Idaho                                           1            128,580.00         0.06
Alabama                                         1             65,000.00         0.03
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 0.75% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

---------------------------------------------------------------------------------------------------
                                                                                     % of
                                                           Aggregate             Cut-Off Date
                                           Number Of   Stated Principal         Pool Principal
                                            Mortgage    Balance as of     Balance of the California
California State Distribution                Loans       Cut-Off Date           Mortgage Loans
---------------------------------------------------------------------------------------------------
Southern California                           160       $40,843,421.22              52.22%
Northern California                           150        37,374,685.46              47.78
---------------------------------------------------------------------------------------------------
Total:                                        310       $78,218,106.68             100.00%
===================================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage    Balance as of     Pool Principal
Principal Balances ($)                       Loans       Cut-Off Date     Mortgage Loans
----------------------------------------------------------------------------------------
0.01 - 50,000.00                                2       $     90,450.00         0.04%
50,000.01 - 100,000.00                         48          4,032,762.37         1.87
100,000.01 - 150,000.00                       163         21,134,230.52         9.82
150,000.01 - 200,000.00                       219         39,011,612.54        18.12
200,000.01 - 250,000.00                       210         47,478,319.45        22.05
250,000.01 - 300,000.00                       221         61,246,693.86        28.45
300,000.01 - 350,000.00                       132         42,287,278.87        19.64
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $216,363.

                                                                              38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage    Balance as of     Pool Principal
Original Loan-To-Value Ratios (%)            Loans       Cut-Off Date     Mortgage Loans
----------------------------------------------------------------------------------------
5.01 - 10.00                                    1       $    110,000.00         0.05%
10.01 - 15.00                                   2            411,000.00         0.19
20.01 - 25.00                                   9          1,772,700.00         0.82
25.01 - 30.00                                  10          2,005,880.31         0.93
30.01 - 35.00                                  14          2,775,948.00         1.29
35.01 - 40.00                                  17          3,375,430.72         1.57
40.01 - 45.00                                  24          5,641,172.41         2.62
45.01 - 50.00                                  18          3,754,317.00         1.74
50.01 - 55.00                                  25          5,191,887.00         2.41
55.01 - 60.00                                  40          9,441,228.88         4.39
60.01 - 65.00                                  63         14,231,346.58         6.61
65.01 - 70.00                                  81         17,866,578.00         8.30
70.01 - 75.00                                 113         25,231,033.15        11.72
75.01 - 80.00                                 454         98,933,346.21        45.96
80.01 - 85.00                                   5          1,002,640.00         0.47
85.01 - 90.00                                  52         10,844,150.59         5.04
90.01 - 95.00                                  67         12,692,688.76         5.90
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 72.64%.

                                                                              39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage    Balance as of     Pool Principal
Mortgage Interest Rates (%)                  Loans       Cut-Off Date     Mortgage Loans
----------------------------------------------------------------------------------------
3.251 - 3.500                                   2       $    303,050.00         0.14%
3.501 - 3.750                                  32          6,316,105.84         2.93
3.751 - 4.000                                  81         17,759,702.40         8.25
4.001 - 4.250                                 211         47,779,483.10        22.19
4.251 - 4.500                                 244         54,088,396.03        25.12
4.501 - 4.750                                 178         37,530,900.79        17.43
4.751 - 5.000                                 158         32,716,549.38        15.20
5.001 - 5.250                                  76         15,755,277.26         7.32
5.251 - 5.500                                  11          2,641,521.22         1.23
5.501 - 5.750                                   2            390,361.59         0.18
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 4.513%.

                   Gross Margins of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage    Balance as of     Pool Principal
Gross Margins (%)                            Loans       Cut-Off Date     Mortgage Loans
----------------------------------------------------------------------------------------
2.250                                         995       $215,281,347.61       100.00%
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

                 Rate Ceilings of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage    Balance as of     Pool Principal
Rate Ceilings (%)                            Loans       Cut-Off Date     Mortgage Loans
----------------------------------------------------------------------------------------
8.001 - 9.000                                 115       $ 24,378,858.24        11.32%
9.001 - 10.000                                791        172,115,329.30        79.95
10.001 - 11.000                                89         18,787,160.07         8.73
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 9.513% per annum.

                                                                              40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                          Aggregate            % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
First Adjustment Date                        Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
May 1, 2008                                     1       $    135,661.59         0.06%
July 1, 2008                                    1            212,163.31         0.10
October 1, 2008                                 1            268,887.51         0.12
November 1, 2008                                1            320,193.22         0.15
December 1, 2008                                1            226,000.00         0.10
March 1, 2009                                  13          3,582,237.53         1.66
April 1, 2009                                  37          9,233,678.39         4.29
May 1, 2009                                   696        150,275,444.35        69.80
June 1, 2009                                  244         51,027,081.71        23.70
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
     Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                          Aggregate            % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                      Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
161 - 180                                       1       $    135,661.59         0.06%
341 - 360                                     994        215,145,686.02        99.94
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

                                                                              41
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                          Aggregate            % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Credit Scores                                Loans       Cut-Off Date        Balance
----------------------------------------------------------------------------------------
801 - 850                                      51       $ 10,280,347.31         4.78%
751 - 800                                     386         83,049,330.04        38.58
701 - 750                                     316         69,022,417.04        32.06
651 - 700                                     191         42,303,419.04        19.65
601 - 650                                      49         10,217,529.18         4.75
Not Scored                                      2            408,305.00         0.19
----------------------------------------------------------------------------------------
Total:                                        995       $215,281,347.61       100.00%
========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              42
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                           $109,056,834
Total Number of Loans                                             210
Average Loan Principal Balance                           $    519,318    $337,341 to $996,828
WA Gross Coupon                                                 4.909%        3.875% to 6.000%
WA FICO                                                           737              620 to 838
WA Original Term (mos.)                                           357       120 to 360 months
WA Remaining Term (mos.)                                          356       119 to 360 months
WA OLTV                                                         65.59%        23.08% to 94.18%
WA Months to First Adjustment Date                                 83         82 to 84 months
Gross Margin                                                    2.250%
WA Rate Ceiling                                                 9.909%       8.875% to 11.000%
Geographic Concentration of Mortgaged               CA          54.38%
Properties (Top 5 States) based on the Aggregate    VA           8.10%
Stated Principal Balance                            FL           5.72%
                                                    IL           3.39%
                                                    GA           2.97%
---------------------------------------------------------------------------------------------

                                                                              43
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Occupancy                                    Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Primary Residence                             199       $102,983,800.90        94.43%
Second Home                                     5          3,199,954.54         2.93
Investor Property                               6          2,873,078.75         2.63
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Property Types                               Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Single Family Residence                       138       $ 72,306,333.04        66.30%
PUD-Detached                                   53         27,872,008.83        25.56
Condominium                                    15          6,944,329.19         6.37
PUD-Attached                                    3          1,334,163.13         1.22
3-Family                                        1            600,000.00         0.55
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Purpose                                      Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Refinance-Rate/Term                           120       $ 63,074,930.27        57.84%
Purchase                                       54         27,950,355.23        25.63
Refinance-Cashout                              36         18,031,548.69        16.53
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

                                                                              44
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Geographic Area                              Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
California                                    111       $ 59,300,008.39        54.38%
Virginia                                       17          8,838,970.78         8.10
Florida                                        12          6,239,753.98         5.72
Illinois                                        7          3,692,267.09         3.39
Georgia                                         6          3,234,534.38         2.97
District of Columbia                            6          3,157,110.47         2.89
Massachusetts                                   5          2,728,160.00         2.50
Maryland                                        5          2,451,285.92         2.25
North Carolina                                  5          2,338,318.76         2.14
Washington                                      5          2,225,511.32         2.04
Arizona                                         3          1,522,842.79         1.40
Nevada                                          2          1,419,292.58         1.30
Minnesota                                       3          1,292,405.81         1.19
Oregon                                          3          1,258,994.36         1.15
Texas                                           2          1,094,821.57         1.00
New York                                        2            981,729.47         0.90
Connecticut                                     2            852,500.00         0.78
Missouri                                        2            818,898.40         0.75
Arkansas                                        2            753,788.31         0.69
Wisconsin                                       2            748,766.53         0.69
New Mexico                                      1            734,156.93         0.67
Colorado                                        1            539,288.89         0.49
Michigan                                        1            536,000.00         0.49
New Jersey                                      1            519,345.76         0.48
Oklahoma                                        1            501,353.80         0.46
Tennessee                                       1            476,761.66         0.44
South Carolina                                  1            402,069.50         0.37
Pennsylvania                                    1            397,896.74         0.36
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.91% of the Group 4
      Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              45
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

            California State Distribution of the Mortgaged Properties
                         of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
California State Distribution                Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
Northern California                            64       $34,810,261.63         58.70%
Southern California                            47        24,489,746.76         41.30
----------------------------------------------------------------------------------------
Total:                                        111       $59,300,008.39        100.00%
========================================================================================

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                       Mortgage     Balance as of    Pool Principal
Principal Balances ($)                       Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
300,000.01 - 350,000.00                         5       $  1,714,354.97         1.57%
350,000.01 - 400,000.00                        43         16,358,289.02        15.00
400,000.01 - 450,000.00                        34         14,514,445.52        13.31
450,000.01 - 500,000.00                        34         16,110,675.83        14.77
500,000.01 - 550,000.00                        31         16,333,769.22        14.98
550,000.01 - 600,000.00                        15          8,689,959.87         7.97
600,000.01 - 650,000.00                        12          7,484,243.14         6.86
650,000.01 - 700,000.00                        12          8,281,369.36         7.59
700,000.01 - 750,000.00                        13          9,504,722.88         8.72
750,000.01 - 800,000.00                         1            759,086.82         0.70
800,000.01 - 850,000.00                         1            839,917.43         0.77
850,000.01 - 900,000.00                         2          1,739,508.45         1.60
900,000.01 - 950,000.00                         3          2,806,119.36         2.57
950,000.01 - 1,000,000.00                       4          3,920,372.32         3.59
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $519,318.

                                                                              46
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)            Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
20.01 - 25.00                                   1       $    749,077.81         0.69%
25.01 - 30.00                                   3          1,795,475.57         1.65
30.01 - 35.00                                   1            484,018.36         0.44
35.01 - 40.00                                   6          3,135,001.84         2.87
40.01 - 45.00                                   8          4,515,375.69         4.14
45.01 - 50.00                                   6          3,724,858.32         3.42
50.01 - 55.00                                   8          3,164,374.55         2.90
55.01 - 60.00                                  30         15,426,005.32        14.14
60.01 - 65.00                                  23         12,775,374.94        11.71
65.01 - 70.00                                  28         14,910,374.45        13.67
70.01 - 75.00                                  36         18,345,361.86        16.82
75.01 - 80.00                                  58         29,286,724.84        26.85
90.01 - 95.00                                   2            744,810.64         0.68
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 65.59%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)                  Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
3.751 - 4.000                                   1       $    540,000.00         0.50%
4.001 - 4.250                                   2            969,931.26         0.89
4.251 - 4.500                                  21         10,582,585.81         9.70
4.501 - 4.750                                  64         33,213,995.16        30.46
4.751 - 5.000                                  67         35,715,264.41        32.75
5.001 - 5.250                                  27         13,959,963.15        12.80
5.251 - 5.500                                  17          8,520,573.74         7.81
5.501 - 5.750                                   8          4,103,055.93         3.76
5.751 - 6.000                                   3          1,451,464.73         1.33
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
      Rate of the Group 4 Mortgage Loans is expected to be approximately 4.909%.

                                                                              47
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Gross Margins (%)                            Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
2.250                                         210       $109,056,834.19       100.00%
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                            Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
8.001 - 9.000                                   1       $    540,000.00         0.50%
9.001 - 10.000                                154         80,481,776.64        73.80
10.001 - 11.000                                55         28,035,057.55        25.71
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
      Mortgage Loans is expected to be approximately 9.909% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
First Adjustment Date                        Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
April 1, 2011                                  13       $  5,971,807.97         5.48%
May 1, 2011                                   160         84,798,305.31        77.76
June 1, 2011                                   37         18,286,720.91        16.77
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment
      Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

                                                                              48
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                      Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
101 - 120                                       2       $  1,154,511.37         1.06%
281 - 300                                       2            974,214.53         0.89
341 - 360                                     206        106,928,108.29        98.05
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------
                                                           Aggregate           % of
                                           Number Of   Stated Principal    Cut-Off Date
                                            Mortgage     Balance as of    Pool Principal
Credit Scores                                Loans       Cut-Off Date         Balance
----------------------------------------------------------------------------------------
801 - 850                                       7       $  3,551,979.82         3.26%
751 - 800                                      90         47,721,695.06        43.76
701 - 750                                      65         32,931,926.40        30.20
651 - 700                                      36         18,785,405.10        17.23
601 - 650                                      12          6,065,827.81         5.56
----------------------------------------------------------------------------------------
Total:                                        210       $109,056,834.19       100.00%
========================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
      (Beacon) and TransUnion (Empirica).

                                                                              49
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                            Global Structured Finance

                              BoAMS 2004-F Group 1
                                    3-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $229,366,875.86
Loan Count: 437
Cut-off Date: 2004-06-01
Avg. Loan Balance: $524,866.99
Avg. Orig. Balance: $525,542.97
Accelerated Docs: 76.21%
W.A. FICO: 741
W.A. Orig. LTV: 67.57%
W.A. Cut-Off LTV: 67.48%
W.A. Gross Coupon: 4.134%
W.A. Net Coupon: 3.757%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 1.46%
% over 100 OLTV: 0.00%
% with PMI: 1.46%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.36%
W.A. MI Adjusted LTV: 67.13%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.23%

--------------------------------------------------------------------------------

2. Original Balance

Original Balance        Percent
----------------        -------
$250,001 - $350,000       2.40%
$350,001 - $450,000      28.01
$450,001 - $550,000      27.31
$550,001 - $650,000      14.99
$650,001 - $750,000      10.50
$750,001 - $850,000       5.16
$850,001 - $950,000       5.16
$950,001 - $1,050,000     6.48
                        ------
Total:                  100.00%
                        ======

Average: $525,542.97
Lowest: $335,321.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance         Percent
---------------         -------
$250,001 - $350,000       2.40%
$350,001 - $450,000      28.01
$450,001 - $550,000      27.31
$550,001 - $650,000      14.99
$650,001 - $750,000      10.50
$750,001 - $850,000       5.16
$850,001 - $950,000       5.16
$950,001 - $1,050,000     6.48
                        ------
Total:                  100.00%
                        ======

Average: $524,866.99
Lowest: $334,859.02
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position   Percent
-------------   -------
1               100.00%
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

5. Coupon

Coupon          Percent
------          -------
2.751 - 3.000     0.62%
3.001 - 3.250     0.27

3.251 - 3.500     0.48
3.501 - 3.750    13.94
3.751 - 4.000    34.05
4.001 - 4.250    23.42
4.251 - 4.500    14.35
4.501 - 4.750     8.43
4.751 - 5.000     3.46
5.001 - 5.250     0.97
                ------
Total:          100.00%
                ======

W.A.: 4.134%
Lowest: 2.875%
Highest: 5.250%

--------------------------------------------------------------------------------

6. Credit Score

Credit Score   Percent
------------   -------
800 - 849        4.29%
750 - 799       45.17
700 - 749       32.67
650 - 699       15.58
600 - 649        2.29
               ------
Total:         100.00%
               ======

W.A.: 741
Lowest: 629
Highest: 816

--------------------------------------------------------------------------------

7. PMI Providers

PMI Providers   Percent
-------------   -------
NONE             98.54%
UGRIC             0.89
MGIC              0.21
PMIC              0.19
RGIC              0.18

                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

8. Product Type

Product Type       Percent
------------       -------
3/27 12 MO LIBOR    99.46%
3/12 12 MO LIBOR     0.19
3/22 12 MO LIBOR     0.18
3/ 7 12 MO LIBOR     0.17
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

9. Index

Index    Percent
-----    -------
12ML     100.00%
         ------
Total:   100.00%
         ======

--------------------------------------------------------------------------------

10. Loan Purpose

Loan Purpose          Percent
------------          -------
Refinance-Rate/Term    56.87%
Purchase               28.94
Refinance-Cashout      14.19
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

11. Loan Type

Loan Type              Percent
---------              -------
Conventional w/ PMI      1.46%
Conventional w/o PMI    98.54
                       ------
Total:                 100.00%
                       ======

--------------------------------------------------------------------------------

12. Property Type

Property Type   Percent
-------------   -------
SFR              63.93%
PUD Detach       22.06
Condo             9.65
2-Family          1.79
PUD Attach        1.50
Townhouse         0.47
3-Family          0.35
4-Family          0.24
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status   Percent
----------------   -------
Primary             91.21%
Secondary            6.32
Investor             2.47
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

14. Documentation

Documentation    Percent
-------------    -------

Rapid             59.03%
Standard          23.79
Reduced           15.81
All Ready Home     1.37
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

15. State

State           Percent
-----           -------
California       64.60%
Illinois          9.03
Florida           3.88
Massachusetts     2.70
Virginia          2.62
Other            17.17
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

16. California

California            Percent
----------            -------
Northern California    66.23%
Southern California    33.77
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

17. Zip Code

Zip Code   Percent
--------   -------
94539        2.23%
94583        1.82

94025        1.69
95014        1.50
95120        1.41
Other       91.36
           ------
Total:     100.00%
           ======

--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag   Percent
----------------   -------
N                  100.00%
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement   Percent
-----------------   -------
N                   100.00%
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

20. OLTV

OLTV            Percent
----            -------
<= 20.00          0.59%
20.01 - 25.00     0.26
25.01 - 30.00     0.92
30.01 - 35.00     3.29
35.01 - 40.00     1.88
40.01 - 45.00     3.46
45.01 - 50.00     3.33
50.01 - 55.00     5.00

55.01 - 60.00     5.71
60.01 - 65.00     7.99
65.01 - 70.00    11.69
70.01 - 75.00    16.39
75.01 - 80.00    38.04
85.01 - 90.00     1.06
90.01 - 95.00     0.40
                ------
Total:          100.00%
                ======

W.A.: 67.57%
Lowest: 17.40%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

Cut-Off LTV      Percent
-----------      -------
<= 20.00           0.59%
20.01 - 25.00      0.26
25.01 - 30.00      0.92
30.01 - 35.00      3.46
35.01 - 40.00      1.71
40.01 - 45.00      3.46
45.01 - 50.00      3.51
50.01 - 55.00      4.82
55.01 - 60.00      6.21
60.01 - 65.00      7.80
65.01 - 70.00     11.38
70.01 - 75.00     16.80
75.01 - 80.00     37.63
85.01 - 90.00      1.06
90.01 - 95.00      0.40
                 ------
Total:           100.00%
                 ======

W.A.: 67.48%
Lowest: 17.36%
Highest: 94.87%

--------------------------------------------------------------------------------

22. Delinquency*

Delinquency*   Percent
------------   -------
0-29 days      100.00%
               ------
Total:         100.00%
               ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

Times 30 Days DLQ   Percent
-----------------   -------
0                   100.00%
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term   Percent
-----------------------   -------
0                         100.00%
                          ------
Total:                    100.00%
                          ======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty   Percent
------------------   -------
NONE                 100.00%
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

26. Original Term

Original Term   Percent
-------------   -------
120               0.17%
180               0.19
300               0.18
360              99.46
                ------
Total:          100.00%
                ======

W.A.: 359.1 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
----------------------   -------
115 - 120                  0.17%
175 - 180                  0.19
295 - 300                  0.18
349 - 354                  0.62
355 - 360                 98.84
                         ------
Total:                   100.00%
                         ======

W.A.: 358.3 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

Cutoff Loan Age   Percent
---------------   -------
0                  24.21%
1 - 6              75.32
7 - 12              0.47
                  ------
Total:            100.00%
                  ======

W.A.: 0.8 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

29. Gross Margin

Gross Margin   Percent
------------   -------
2.250          100.00%
               ------
Total:         100.00%
               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
------------------   -------
2.000                100.00%
                     ------
Total:               100.00%
                     ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-------------------   -------
2.000                 100.00%
                      ------
Total:                100.00%
                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-------------------   -------
8.001 - 9.000           0.62%
9.001 - 10.000         48.74
10.001 - 11.000        49.67
11.001 - 12.000         0.97
                      ------
Total:                100.00%
                      ======

W.A.: 10.134%
Lowest: 8.875%
Highest: 11.250%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

Cutoff Rollterm   Percent
---------------   -------
25 - 30             0.62%
31 - 36            99.38
                  ------
Total:            100.00%
                  ======

W.A.: 35.2 months
Lowest: 28 months
Highest: 36 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the

Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-F Group 1
                                    3-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by       Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original Balance       Loans        Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
250,001 - 350,000         16     $  5,500,131      2.40%     $344,091   4.187%    649     747
350,001 - 450,000        161       64,239,856     28.01       399,563   4.143     631     740
450,001 - 550,000        126       62,635,127     27.31       497,736   4.132     645     740
550,001 - 650,000         57       34,379,837     14.99       604,035   4.134     643     740
650,001 - 750,000         34       24,085,050     10.50       709,229   4.107     650     743
750,001 - 850,000         15       11,834,828      5.16       789,751   4.151     629     737
850,001 - 950,000         13       11,824,057      5.16       910,688   3.875     700     754
950,001 - 1,050,000       15       14,867,991      6.48       992,233   4.318     692     744
----------------------------------------------------------------------------------------------
Total:                   437     $229,366,876    100.00%     $525,543   4.134%    629     741
==============================================================================================

-------------------------------------------------------------------------------
                                                                 W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Original Balance      Score     LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
250,001 - 350,000      816     39.33%     73.43%     80.00%       359        1
350,001 - 450,000      810     19.28      70.70      94.98        356        1
450,001 - 550,000      810     30.70      68.90      95.00        359        1
550,001 - 650,000      802     17.40      67.06      80.00        359        1
650,001 - 750,000      804     26.85      69.57      80.00        359        1
750,001 - 850,000      800     31.20      58.50      80.00        359        1
850,001 - 950,000      806     30.92      61.78      80.00        359        1
950,001 - 1,050,000    775     29.51      56.00      79.51        359        1
-------------------------------------------------------------------------------
Total:                 816     17.40%     67.57%     95.00%       358        1
===============================================================================

Average: $525,542.97
Lowest: $335,321.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current        by        Original     W.A.    Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon     Loans        Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
2.751 - 2.875       1      $    491,137      0.21%     $492,000    2.875%   783     783
2.876 - 3.000       1           924,661      0.40       926,250    3.000    777     777
3.126 - 3.250       1           623,973      0.27       625,000    3.250    739     739
3.251 - 3.375       1           398,711      0.17       400,000    3.375    751     751
3.376 - 3.500       2           710,480      0.31       355,800    3.500    683     748
3.501 - 3.625      15         8,150,266      3.55       545,000    3.625    633     741
3.626 - 3.750      41        23,818,952     10.38       581,806    3.750    676     752
3.751 - 3.875      78        40,227,853     17.54       516,551    3.875    660     745
3.876 - 4.000      73        37,860,552     16.51       519,304    4.000    645     738

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------
2.751 - 2.875    783     80.00%     80.00%      80.00%      359        1
2.876 - 3.000    777     75.00      75.00       75.00       359        1
3.126 - 3.250    739     62.50      62.50       62.50       359        1
3.251 - 3.375    751     30.77      30.77       30.77       358        2
3.376 - 3.500    816     39.33      60.00       80.00       359        1
3.501 - 3.625    796     31.25      69.46       80.00       347        1
3.626 - 3.750    809     29.51      62.61       80.00       359        1
3.751 - 3.875    809     17.40      65.72       89.99       359        1
3.876 - 4.000    808     19.28      65.47       80.00       358        1

4.001 - 4.125      60        30,679,120     13.38       511,956    4.125    648     738
4.126 - 4.250      45        23,039,298     10.04       512,637    4.250    668     750
4.251 - 4.375      38        19,458,094      8.48       512,664    4.375    643     746
4.376 - 4.500      26        13,462,040      5.87       518,140    4.500    631     729
4.501 - 4.625      14         7,015,054      3.06       501,343    4.625    649     743
4.626 - 4.750      23        12,326,783      5.37       536,422    4.750    644     720
4.751 - 4.875       8         4,300,305      1.87       537,603    4.875    671     715
4.876 - 5.000       6         3,644,431      1.59       607,493    5.000    710     762
5.001 - 5.125       2         1,464,051      0.64       732,500    5.125    629     685
5.126 - 5.250       2           771,114      0.34       386,000    5.250    742     742
---------------------------------------------------------------------------------------
Total:            437      $229,366,876    100.00%     $525,543    4.134%   629     741
=======================================================================================

4.001 - 4.125    810     19.74      70.95       94.98       357        1
4.126 - 4.250    800     27.21      69.03       80.00       359        1
4.251 - 4.375    800     38.00      70.43       95.00       359        1
4.376 - 4.500    810     38.51      74.18       90.00       359        1
4.501 - 4.625    797     50.95      76.04       80.00       360        0
4.626 - 4.750    800     30.93      63.06       80.00       359        1
4.751 - 4.875    766     52.11      66.26       80.00       360        0
4.876 - 5.000    781     48.19      69.55       80.00       360        0
5.001 - 5.125    754     32.85      46.55       57.71       359        1
5.126 - 5.250    742     80.00      80.00       80.00       359        1
-------------------------------------------------------------------------
Total:           816     17.40%     67.57%      95.00%      358        1
=========================================================================

W.A.: 4.134%
Lowest: 2.875%
Highest: 5.250%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current        by       Original     W.A.     Min.    W.A.
Credit      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Score         Loans       Balance      Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
800 - 824      20      $  9,849,980      4.29%     $493,113    4.026%   800     805
775 - 799      85        45,259,356     19.73       533,103    4.121    775     786
750 - 774     110        58,346,274     25.44       531,243    4.126    750     762
725 - 749      85        44,684,390     19.48       526,340    4.104    725     736
700 - 724      57        30,248,220     13.19       531,320    4.058    700     712
675 - 699      44        22,934,505     10.00       521,789    4.227    675     689
650 - 674      26        12,801,687      5.58       492,833    4.304    650     663
625 - 649      10         5,242,464      2.29       525,305    4.413    629     640
------------------------------------------------------------------------------------
Total:        437      $229,366,876    100.00%     $525,543    4.134%   629     741
====================================================================================

---------------------------------------------------------------------
                                                        W.A.
             Max.     Min.       W.A.       Max.     Remaining   W.A.
Credit       FICO   Original   Original   Original    Term to    Loan
Score       Score     LTV        LTV        LTV       Maturity    Age
---------------------------------------------------------------------
800 - 824    816     27.21%     61.69%     80.00%       359        1
775 - 799    798     26.85      69.02      90.00        357        1
750 - 774    774     19.74      66.02      90.00        358        1
725 - 749    749     19.28      68.33      95.00        359        1
700 - 724    724     31.25      67.84      89.99        359        1
675 - 699    699     31.89      66.68      94.98        359        1
650 - 674    674     17.40      72.33      90.00        359        1
625 - 649    649     53.94      67.40      79.99        358        2
---------------------------------------------------------------------
Total:       816     17.40%     67.57%     95.00%       358        1
=====================================================================

W.A.: 741
Lowest: 629
Highest: 816

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------------
                                    Percent
          Number      Aggregate     of Loans    Average
            of         Current        by        Original    W.A.     Min.    W.A.

------------------------------------------------------------------

                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.

                                      by
         Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Index      Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------
12ML        437     $229,366,876    100.00%     $525,543   4.134%    629     741
---------------------------------------------------------------------------------
Total:      437     $229,366,876    100.00%     $525,543   4.134%    629     741
=================================================================================

          FICO   Original   Original   Original    Term to    Loan
Index    Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------
12ML      816     17.40%     67.57%     95.00%       358        1
------------------------------------------------------------------
Total:    816     17.40%     67.57%     95.00%       358        1
==================================================================

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current        by        Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Refinance-Rate/Term      241     $130,448,813     56.87%     $542,056    4.067%   631     740
Purchase                 126       66,379,616     28.94       527,429    4.193    633     749
Refinance-Cashout         70       32,538,447     14.19       465,296    4.281    629     733
----------------------------------------------------------------------------------------------
Total:                   437     $229,366,876    100.00%     $525,543    4.134%   629     741
==============================================================================================

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------------
Refinance-Rate/Term    816     17.40%     62.88%     87.84%       358        1
Purchase               810     30.77      76.56      95.00        359        1
Refinance-Cashout      800     22.16      68.02      80.00        356        1
-------------------------------------------------------------------------------
Total:                 816     17.40%     67.57%     95.00%       358        1
===============================================================================

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------
                                        Percent
              Number      Aggregate     of Loans    Average
                of         Current        by        Original    W.A.     Min.    W.A.
Property     Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Type           Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
SFR            280      $146,645,575     63.93%     $524,441    4.108%   631     743
PUD Detach      94        50,604,894     22.06       538,945    4.206    643     737
Condo           44        22,129,451      9.65       503,677    4.077    645     746
2-Family         7         4,112,701      1.79       587,857    4.297    654     743
PUD Attach       8         3,444,494      1.50       431,038    4.087    682     746
Townhouse        2         1,073,451      0.47       537,500    4.001    753     754
3-Family         1           807,051      0.35       808,000    5.125    629     629
4-Family         1           549,259      0.24       550,000    4.375    728     728
-------------------------------------------------------------------------------------
Total:         437      $229,366,876    100.00%     $525,543    4.134%   629     741
=====================================================================================

----------------------------------------------------------------------
                                                         W.A.
              Max.     Min.       W.A.       Max.     Remaining   W.A.
Property      FICO   Original   Original   Original     Term to   Loan
Type         Score     LTV        LTV        LTV       Maturity    Age
----------------------------------------------------------------------
SFR           816     17.40%     66.46%     95.00%       358        1
PUD Detach    809     19.28      68.98      89.99        359        1
Condo         808     19.74      69.92      80.00        359        1
2-Family      788     52.17      70.04      80.00        360        0
PUD Attach    793     61.96      74.60      80.00        359        1
Townhouse     754     66.98      75.70      80.00        359        1
3-Family      629     57.71      57.71      57.71        359        1
4-Family      728     73.33      73.33      73.33        359        1
----------------------------------------------------------------------
Total:        816     17.40%     67.57%     95.00%       358        1
======================================================================

--------------------------------------------------------------------------------

7. Occupancy Status

---------------------------------------------------------------------------------
             Number    Aggregate    Percent     Average
               of       Current    of Loans    Original     W.A.     Min.    W.A.
            Mortgage   Principal      by       Principal    Gross    FICO    FICO

---------------------------------------------------------------------
                                                        W.A.
             Max.     Min.       W.A.       Max.     Remaining   W.A.
             FICO   Original   Original   Original    Term to    Loan


Occupancy             Principal
Status      Loans      Balance     Balance    Balance   Coupon   Score   Score
------------------------------------------------------------------------------
Primary      398    $209,215,893    91.21%   $526,351    4.120%   631     742
Secondary     27      14,495,854     6.32     537,531    4.110    649     736
Investor      12       5,655,129     2.47     471,771    4.701    629     738
------------------------------------------------------------------------------
Total:       437    $229,366,876   100.00%   $525,543    4.134%   629     741
==============================================================================


Occupancy
Status      Score    LTV     LTV     LTV    Maturity   Age
----------------------------------------------------------
Primary      816   17.40%   67.36%  95.00%     358      1
Secondary    806   22.16    69.61   80.00      359      1
Investor     810   55.40    69.96   80.00      359      1
----------------------------------------------------------
Total:       816   17.40%   67.57%  95.00%     358      1
==========================================================

--------------------------------------------------------------------------------

8. Geographic Distribution

---------------------------------------------------------------------------------
                                            Percent
                  Number      Aggregate     of Loans    Average
                    of         Current         by       Original     W.A.    Min.
Geographic       Mortgage     Principal    Principal   Principal    Gross    FICO
Distribution       Loans       Balance      Balance     Balance    Coupon   Score
---------------------------------------------------------------------------------
California          283     $148,180,214     64.60%     $524,261    4.186%   629
Illinois             38       20,714,785      9.03       545,887    3.935    672
Florida              17        8,893,865      3.88       523,751    3.992    690
Massachusetts        13        6,183,615      2.70       476,246    4.189    647
Virginia             11        6,019,558      2.62       548,020    3.989    683
North Carolina        9        4,650,688      2.03       517,911    3.957    645
Nevada                7        4,055,654      1.77       579,821    4.298    666
Colorado              9        4,026,808      1.76       448,002    4.111    668
Wisconsin             6        3,620,707      1.58       604,117    3.827    656
Arizona               6        3,115,695      1.36       519,678    4.295    659
Texas                 4        2,483,455      1.08       621,513    4.426    692
South Carolina        3        2,157,833      0.94       720,667    3.976    748
Washington            5        2,130,348      0.93       427,156    3.969    720
New York              3        1,744,401      0.76       582,308    3.987    671
Minnesota             3        1,652,456      0.72       551,233    4.213    716
Connecticut           2        1,496,706      0.65       749,500    3.958    743
Georgia               3        1,314,845      0.57       438,667    4.199    675
Vermont               2          924,800      0.40       462,400    4.254    683
Maryland              2          876,115      0.38       439,823    4.104    739
Missouri              1          790,508      0.34       791,700    3.750    747
Other                10        4,333,819      1.89       433,906    4.020    649
---------------------------------------------------------------------------------
Total:              437     $229,366,876    100.00%     $525,543    4.134%   629
=================================================================================

----------------------------------------------------------------------------------
                                                                     W.A.
                  W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic        FICO    FICO   Original   Original   Original    Term to    Loan
Distribution     Score   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------------
California        741     810     17.40%     66.88%     94.98%       359        1
Illinois          739     816     30.70      67.63      80.00        359        1
Florida           756     802     48.28      70.58      80.00        351        1
Massachusetts     725     788     22.16      71.19      95.00        359        1
Virginia          745     805     58.20      69.42      80.00        355        1
North Carolina    743     782     34.30      63.33      87.84        358        2
Nevada            741     790     69.29      75.19      80.00        359        1
Colorado          717     772     42.63      68.75      80.00        359        1
Wisconsin         727     806     59.20      69.64      80.00        359        1
Arizona           756     784     47.76      64.72      80.00        359        1
Texas             752     792     44.98      69.96      80.00        359        1
South Carolina    764     789     30.92      54.23      78.13        359        1
Washington        771     796     42.38      69.11      80.00        314        1
New York          692     737     73.81      76.19      79.94        359        1
Minnesota         759     781     62.40      66.82      75.00        359        1
Connecticut       756     783     54.00      55.72      59.17        359        1
Georgia           732     794     38.51      63.64      79.34        359        1
Vermont           729     777     71.21      75.53      80.00        360        0
Maryland          746     751     65.52      70.34      74.02        360        0
Missouri          747     747     79.97      79.97      79.97        359        1
Other             734     806     65.01      75.45      80.00        359        1
---------------------------------------------------------------------------------
Total:            741     816     17.40%     67.57%     95.00%       358        1
=================================================================================

--------------------------------------------------------------------------------

9. County Distribution

---------------------------------------------------------------------------------
                                            Percent
                  Number      Aggregate     of Loans    Average
                    of         Current         by       Original    W.A.     Min.
Country          Mortgage     Principal    Principal   Principal    Gross    FICO
Distribution       Loans       Balance      Balance     Balance    Coupon   Score
---------------------------------------------------------------------------------
Santa Clara          64     $ 33,888,724      14.77%    $530,249    4.101%   633
Los Angeles          33       17,896,240       7.80      543,092    4.319    652
San Mateo            28       17,099,878       7.46      611,581    4.076    644
Alameda              37       16,917,278       7.38      457,687    4.230    643
Orange               30       14,669,768       6.40      489,604    4.244    645
Cook                 26       14,392,535       6.27      554,288    3.989    672
Contra Costa         20        9,573,537       4.17      479,071    4.285    671
San Diego            17        9,503,094       4.14      559,627    4.152    629
San Francisco        14        7,696,803       3.36      550,364    4.206    697
Lake                  8        4,026,708       1.76      504,150    3.839    688
Other               160       83,702,309      36.49      523,829    4.094    631
---------------------------------------------------------------------------------
Total:              437     $229,366,876     100.00%    $525,543    4.134%   629
=================================================================================

                                                                     W.A.
                  W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Country           FICO    FICO   Original   Original   Original    Term to    Loan
Distribution     Score   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------------
Santa Clara       750     809     19.28%     69.38%     80.00%       359        1
Los Angeles       741     810     34.38      66.08      80.00        359        1
San Mateo         740     800     26.85      60.90      94.98        359        1
Alameda           739     803     27.21      71.33      80.00        359        1
Orange            738     808     17.40      64.38      90.00        359        1
Cook              735     804     36.24      67.98      80.00        359        1
Contra Costa      735     794     45.37      71.03      80.00        359        1
San Diego         724     807     31.89      62.20      80.00        359        1
San Francisco     757     788     30.77      67.40      80.00        359        1
Lake              751     816     30.70      63.83      76.61        359        1
Other             741     806     22.16      68.65      95.00        357        1
---------------------------------------------------------------------------------
Total:            741     816     17.40%     67.57%     95.00%       358        1
=================================================================================

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original     W.A.    Min.
                Mortgage     Principal    Principal   Principal    Gross    FICO
Original LTV      Loans       Balance      Balance     Balance    Coupon   Score
--------------------------------------------------------------------------------
15.01 - 20.00        3     $  1,354,701       0.59%    $452,364    3.982%   660
20.01 - 25.00        1          586,354       0.26      587,200    4.000    736
25.01 - 30.00        3        2,110,492       0.92      704,533    3.888    769
30.01 - 35.00       12        7,551,538       3.29      630,267    4.087    692
35.01 - 40.00        8        4,304,127       1.88      538,713    4.121    675
40.01 - 45.00       14        7,927,125       3.46      566,885    4.107    679
45.01 - 50.00       11        7,627,519       3.33      694,363    4.038    700
50.01 - 55.00       21       11,474,620       5.00      547,032    4.130    645
55.01 - 60.00       22       13,097,977       5.71      596,043    4.245    629
60.01 - 65.00       34       18,328,595       7.99      540,084    4.074    631
65.01 - 70.00       49       26,817,256      11.69      547,996    4.080    666
70.01 - 75.00       71       37,587,706      16.39      530,270    4.131    644
75.01 - 80.00      180       87,249,800      38.04      485,219    4.172    645
85.01 - 90.00        6        2,438,421       1.06      406,892    4.094    651

-------------------------------------------------------------------------------
                                                                   W.A.
                W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO    FICO   Original   Original   Original    Term to    Loan
Original LTV    core   Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
15.01 - 20.00   707     756     17.40%     18.61%     19.74%       359        1
20.01 - 25.00   736     736     22.16      22.16      22.16        359        1
25.01 - 30.00   782     800     26.85      28.16      29.51        359        1
30.01 - 35.00   743     800     30.70      32.22      34.67        359        1
35.01 - 40.00   735     816     35.03      37.75      39.45        359        1
40.01 - 45.00   743     810     40.43      42.82      45.00        359        1
45.01 - 50.00   751     780     45.37      47.47      49.58        359        1
50.01 - 55.00   752     809     50.06      52.79      55.00        359        1
55.01 - 60.00   728     787     55.10      57.90      60.00        359        1
60.01 - 65.00   741     810     60.08      62.87      65.00        355        1
65.01 - 70.00   746     805     65.01      68.04      70.00        359        1
70.01 - 75.00   736     806     70.15      73.29      75.00        356        1
75.01 - 80.00   742     807     75.03      79.00      80.00        359        1
85.01 - 90.00   710     779     86.67      89.09      90.00        359        1

90.01 - 95.00     2        910,645     0.40    455,950   4.258   690
---------------------------------------------------------------------
Total:          437   $229,366,876   100.00%  $525,543   4.134%  629
=====================================================================

90.01 - 95.00   719   745   94.98   94.99   95.00   359   1
-----------------------------------------------------------
Total:          741   816   17.40%  67.57%  95.00%  358   1
===========================================================

W.A.: 67.57%
Lowest: 17.40%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------
                                      Percent
            Number      Aggregate     of Loans    Average
              of         Current         by       Original     W.A.    Min.
Original   Mortgage     Principal    Principal   Principal    Gross    FICO
Term         Loans       Balance      Balance     Balance    Coupon   Score
---------------------------------------------------------------------------
120            1      $    395,740       0.17%    $398,500    3.625%   796
180            1           433,250       0.19      435,000    4.125    751
300            1           412,197       0.18      413,000    4.000    741
360          434       228,125,689      99.46      526,304    4.135    629
---------------------------------------------------------------------------
Total:       437      $229,366,876     100.00%    $525,543    4.134%   629
===========================================================================

--------------------------------------------------------------------------------
                                                               W.A.
            W.A.    Max.      Min.       W.A.       Max.    Remaining   W.A.
Original    FICO    FICO   Original   Original   Original    Term to    Loan
Term       Score   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
120         796     796      73.12%     73.12%     73.12%      119        1
180         751     751      63.05      63.05      63.05       179        1
300         741     741      72.46      72.46      72.46       299        1
360         741     816      17.40      67.56      95.00       359        1
----------------------------------------------------------------------------
Total:      741     816      17.40%     67.57%     95.00%      358        1
============================================================================

W.A.: 359.1 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-F Group 2
                                 Jumbo 5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $1,091,283,882.96
Loan Count: 2,002
Cut-off Date: 2004-06-01
Avg. Loan Balance: $545,096.84
Avg. Orig. Balance: $545,698.75
Accelerated Docs: 62.39%
W.A. FICO: 738
W.A. Orig. LTV: 66.78%
W.A. Cut-Off LTV: 66.71%
W.A. Gross Coupon: 4.443%
W.A. Net Coupon: 4.191%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 1.58%
% over 100 COLTV: 0.00%
% with PMI: 1.58%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.10%
W.A. MI Adjusted LTV: 66.38%
% Second Lien: 0.00%
% with Prepay Penalty: 0.29%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.95%

* FICO not available for 3 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

Original Balance          Percent
----------------          -------
$250,001 - $350,000         3.04%
$350,001 - $450,000        26.35
$450,001 - $550,000        20.95
$550,001 - $650,000        16.54
$650,001 - $750,000        11.26
$750,001 - $850,000         5.62
$850,001 - $950,000         4.21

$950,001 - $1,050,000       6.53
$1,050,001 - $1,150,000     1.02
$1,150,001 - $1,250,000     3.22
over $1,250,001             1.26
                          ------
Total:                    100.00%
                          ======

Average: $545,698.75
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------           -------
$250,001 - $350,000         3.11%
$350,001 - $450,000        26.44
$450,001 - $550,000        20.85
$550,001 - $650,000        16.66
$650,001 - $750,000        11.09
$750,001 - $850,000         5.62
$850,001 - $950,000         4.21
$950,001 - $1,050,000       6.62
$1,050,001 - $1,150,000     1.02
$1,150,001 - $1,250,000     3.13
>= $1,250,001               1.26
                          ------
Total:                    100.00%
                          ======

Average: $545,096.84
Lowest: $331,336.35
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position   Percent
-------------   -------
1               100.00%
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

5. Buydown Agreement

Buydown Agreement   Percent
-----------------   -------
N                    99.93%
Y                     0.07
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

6. Coupon

Coupon          Percent
------          -------
2.751 - 3.000     0.10%
3.001 - 3.250     0.34
3.251 - 3.500     0.55
3.501 - 3.750     2.46
3.751 - 4.000     7.87
4.001 - 4.250    26.58
4.251 - 4.500    32.02
4.501 - 4.750    13.41
4.751 - 5.000    11.28
5.001 - 5.250     3.84
5.251 - 5.500     1.50
5.751 - 6.000     0.07
                ------
Total:          100.00%
                ======

W.A.: 4.443%
Lowest: 3.000%
Highest: 5.875%

--------------------------------------------------------------------------------

7. Credit Score

Credit Score   Percent
------------   -------

800 - 849        4.14%
750 - 799       42.15
700 - 749       33.52
650 - 699       16.16
600 - 649        3.92
Not Scored       0.11
               ------
Total:         100.00%
               ======

W.A.: 738
Lowest: 622
Highest: 832

--------------------------------------------------------------------------------

8. PMI Providers

PMI Providers   Percent
-------------   -------
NONE             98.42%
UGRIC             0.43
RMIC              0.42
PMIC              0.31
GEMIC             0.15
RGIC              0.14
TGIC              0.11
MGIC              0.03
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

9. Product Type

Product Type         Percent
------------         -------
5YR IO 12 MO LIBOR    57.07%
5/25 12 MO LIBOR      41.50
5/10 12 MO LIBOR       0.71
5/5  12 MO LIBOR       0.35
5/24 12 MO LIBOR       0.16
5/15 12 MO LIBOR       0.13

5/20 12 MO LIBOR       0.05
5/23 12 MO LIBOR       0.04
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

10. Index

Index    Percent
-----    -------
12ML     100.00%
         ------
Total:   100.00%
         ======

--------------------------------------------------------------------------------

11. Loan Purpose

Loan Purpose          Percent
------------          -------
Refinance-Rate/Term    47.45%
Purchase               37.06
Refinance-Cashout      15.49
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

12. Loan Type

Loan Type              Percent
---------              -------
Conventional w/ PMI      1.58%
Conventional w/o PMI    98.42
                       ------
Total:                 100.00%
                       ======

--------------------------------------------------------------------------------

13. Property Type

Property Type   Percent
-------------   -------
SFR              65.37%
PUD Detach       21.56
Condo            10.13
PUD Attach        1.82
2-Family          0.55
Townhouse         0.26
3-Family          0.13
Cooperative       0.09
4-Family          0.07
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

14. Occupancy Status

Occupancy Status   Percent
----------------   -------
Primary             91.31%
Secondary            7.77
Investor             0.92
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

15. Documentation

Documentation    Percent
-------------    -------
Rapid             43.75%
Standard          37.61
Reduced           17.26
All Ready Home     1.32
Stated             0.07
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

16. State

State        Percent
-----        -------
California    64.95%
Florida        5.33
Illinois       4.83
Virginia       3.07
Maryland       2.10
Other         19.72
             ------
Total:       100.00%
             ======

--------------------------------------------------------------------------------

17. California

California            Percent
----------            -------
Northern California    49.29%
Southern California    50.71
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

18. Zip Code

Zip Code   Percent
--------   -------
94566        0.95%
92130        0.93
94558        0.88
95070        0.83
94583        0.74
Other       95.66
           ------
Total:     100.00%
           ======

--------------------------------------------------------------------------------

19. OLTV

OLTV            Percent
----            -------
<= 20.00          1.17%
20.01 - 25.00     0.65
25.01 - 30.00     1.35
30.01 - 35.00     1.46
35.01 - 40.00     2.37
40.01 - 45.00     3.09
45.01 - 50.00     5.54
50.01 - 55.00     4.52
55.01 - 60.00     7.90
60.01 - 65.00     9.98
65.01 - 70.00     9.35
70.01 - 75.00    13.26
75.01 - 80.00    37.78
>= 80.01          1.58
                ------
Total:          100.00%
                ======

W.A.: 66.78%
Lowest: 9.34%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

Cut-Off LTV     Percent
-----------     -------
<= 20.00          1.17%
20.01 - 25.00     0.68
25.01 - 30.00     1.31
30.01 - 35.00     1.46
35.01 - 40.00     2.42
40.01 - 45.00     3.10
45.01 - 50.00     5.48
50.01 - 55.00     4.65
55.01 - 60.00     7.97
60.01 - 65.00     9.82

65.01 - 70.00     9.40
70.01 - 75.00    13.30
75.01 - 80.00    37.66
>= 80.01          1.58
                ------
Total:          100.00%
                ======

W.A.: 66.71%
Lowest: 9.34%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Delinquency*

Delinquency*   Percent
------------   -------
0-29 days      100.00%
               ------
Total:         100.00%
               ======
* MBA method

--------------------------------------------------------------------------------

22. Times 30 Days DLQ

Times 30 Days DLQ   Percent
-----------------   -------
0                   100.00%
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

23. Convertible Flag

Convertible Flag   Percent
----------------   -------
N                  100.00%
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term   Percent
-----------------------   -------
0                          99.71%
36                          0.29
                          ------
Total:                    100.00%
                          ======

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty   Percent
------------------   -------
2%ofPPAmnt>20%         0.29%
NONE                  99.71
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

Cutoff Rollterm   Percent
---------------   -------
43 - 48             0.05%
49 - 54             0.49
55 - 60            99.45
                  ------
Total:            100.00%
                  ======

W.A.: 59.1 months
Lowest: 47 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-------------------   -------
8.000 or less           0.10%

8.001 - 9.000          11.21
9.001 - 10.000         83.28
10.001 - 11.000         5.41
                      ------
Total:                100.00%
                      ======

W.A.: 9.443%
Lowest: 8.000%
Highest: 10.875%

--------------------------------------------------------------------------------

28. Original Term

Original Term   Percent
-------------   -------
120               0.35%
180               0.71
240               0.13
300               0.05
336               0.04
348               0.16
360              98.57
                ------
Total:          100.00%
                ======

W.A.: 357.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
----------------------   -------
109 - 114                  0.04%
115 - 120                  0.31
175 - 180                  0.71
229 - 234                  0.04
235 - 240                  0.09
295 - 300                  0.05
301 - 342                  0.04
343 - 348                  0.22

349 - 354                  0.42
355 - 360                 98.10
                         ------
Total:                   100.00%
                         ======

W.A.: 356.8 months
Lowest: 112 months
Highest: 360 months

--------------------------------------------------------------------------------

30. Cutoff Loan Age

Cutoff Loan Age   Percent
---------------   -------
0                  23.15%
1 - 6              76.37
7 - 12              0.42
13 - 18             0.05
                  ------
Total:            100.00%
                  ======

W.A.: 0.9 months
Lowest: 0 months
Highest: 13 months

--------------------------------------------------------------------------------

31. Gross Margin

Gross Margin   Percent
------------   -------
2.250          100.00%
               ------
Total:         100.00%
               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

32. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
------------------   -------
5.000                100.00%
                     ------

Total:               100.00%
                     ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

33. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-------------------   -------
2.000                 100.00%
                      ------
Total:                100.00%
                      ======
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-F Group 2
                                 Jumbo 5-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                                                     Percent
                         Number       Aggregate      of Loans    Average
                           of          Current         by        Original     W.A.     Min.    W.A.
                        Mortgage      Principal     Principal    Principal   Gross     FICO    FICO
Original Balance         Loans         Balance       Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
250,001 - 350,000            97    $   33,210,199      3.04%    $  342,660   4.588%    624     737
350,001 - 450,000           718       287,557,104     26.35        400,840   4.471     623     736
450,001 - 550,000           462       228,667,959     20.95        495,616   4.449     623     741
550,001 - 650,000           302       180,466,790     16.54        597,958   4.436     632     739
650,001 - 750,000           174       122,882,361     11.26        707,381   4.400     622     735
750,001 - 850,000            77        61,381,257      5.62        797,709   4.384     634     738
850,001 - 950,000            51        45,896,384      4.21        900,312   4.365     625     737
950,001 - 1,050,000          72        71,207,739      6.53        989,236   4.396     634     741
1,050,001 - 1,150,000        10        11,150,983      1.02      1,115,098   4.435     651     727
1,150,001 - 1,250,000        29        35,149,913      3.22      1,219,723   4.377     671     741
1,250,001 - 1,350,000         5         6,709,934      0.61      1,342,606   4.799     658     696
1,350,001 - 1,450,000         4         5,503,260      0.50      1,376,250   4.937     714     737
1,450,001 - 1,550,000         1         1,500,000      0.14      1,500,000   4.250     679     679
---------------------------------------------------------------------------------------------------
Total:                    2,002    $1,091,283,883    100.00%    $  545,699   4.443%    622     738
===================================================================================================

---------------------------------------------------------------------------------

                                                                    W.A.
                         Max.      Min.      W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000        817      9.34%     69.33%     90.00%       357        1
350,001 - 450,000        832     10.99      69.56      95.00        357        1
450,001 - 550,000        817     14.98      67.64      90.00        355        1
550,001 - 650,000        816     13.04      67.20      80.00        358        1
650,001 - 750,000        813     24.19      65.20      80.00        358        1
750,001 - 850,000        809     13.28      64.04      80.00        349        1
850,001 - 950,000        806     15.95      64.48      80.00        359        1
950,001 - 1,050,000      810     14.29      58.91      80.00        359        1
1,050,001 - 1,150,000    786     46.74      65.90      80.00        359        1
1,150,001 - 1,250,000    791     30.50      63.19      80.00        359        1
1,250,001 - 1,350,000    775     62.79      67.89      80.00        359        1
1,350,001 - 1,450,000    758     52.41      67.95      80.00        359        1
1,450,001 - 1,550,000    679     60.00      60.00      60.00        359        1
---------------------------------------------------------------------------------
Total:                   832      9.34%     66.78%     95.00%       357        1
=================================================================================

Average: $545,698.75
Lowest: $333,701.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------
                                             Percent
                 Number       Aggregate      of Loans    Average
                   of          Current          by       Original    W.A.     Min.    W.A.
Gross           Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Coupon           Loans         Balance       Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
2.876 - 3.000         2    $    1,047,151      0.10%     $528,000   3.000%    703     724
3.001 - 3.125         2         1,625,289      0.15       812,960   3.125     709     722
3.126 - 3.250         4         2,083,413      0.19       521,298   3.250     670     696
3.376 - 3.500        10         5,982,812      0.55       598,831   3.500     663     724

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
Gross            FICO   Original   Original   Original    Term to    Loan
Coupon          Score     LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
2.876 - 3.000    750     80.00%     80.00%     80.00%       355        5
3.001 - 3.125    726     64.43      68.03      80.00        360        0
3.126 - 3.250    715     62.59      73.57      80.00        359        1
3.376 - 3.500    794     26.62      64.05      80.00        359        1

3.501 - 3.625        20        10,827,277      0.99       541,619   3.625     690     739
3.626 - 3.750        31        15,997,663      1.47       518,041   3.750     664     751
3.751 - 3.875        55        31,431,900      2.88       571,871   3.875     628     743
3.876 - 4.000        93        54,423,677      4.99       585,631   4.000     665     751
4.001 - 4.125       172        97,767,334      8.96       569,063   4.125     625     741
4.126 - 4.250       344       192,250,092     17.62       559,385   4.250     625     744
4.251 - 4.375       326       179,578,793     16.46       552,008   4.375     624     744
4.376 - 4.500       314       169,849,046     15.56       541,338   4.500     623     739
4.501 - 4.625       139        71,768,092      6.58       516,683   4.625     633     729
4.626 - 4.750       141        74,562,390      6.83       529,142   4.750     627     730
4.751 - 4.875       138        70,158,753      6.43       508,594   4.875     622     728
4.876 - 5.000        98        52,908,880      4.85       541,133   5.000     632     729
5.001 - 5.125        42        21,415,755      1.96       510,097   5.125     630     736
5.126 - 5.250        38        20,491,525      1.88       539,393   5.250     624     707
5.251 - 5.375        21         9,783,825      0.90       465,962   5.375     631     723
5.376 - 5.500        10         6,565,219      0.60       656,713   5.500     628     695
5.751 - 5.875         2           765,000      0.07       382,500   5.875     701     745
------------------------------------------------------------------------------------------
Total:            2,002    $1,091,283,883    100.00%     $545,699   4.443%    622     738
==========================================================================================

3.501 - 3.625    810     31.07      68.74      80.00        359        1
3.626 - 3.750    806     25.33      72.24      80.00        353        1
3.751 - 3.875    802     22.54      66.76      90.00        356        1
3.876 - 4.000    811     14.29      65.67      90.00        358        1
4.001 - 4.125    808     18.57      64.97      80.00        355        1
4.126 - 4.250    819      9.34      63.30      95.00        356        1
4.251 - 4.375    817     13.04      64.46      95.00        355        1
4.376 - 4.500    817     13.28      66.63      90.00        357        1
4.501 - 4.625    814     15.95      67.90      95.00        359        1
4.626 - 4.750    832     16.67      70.03      90.00        356        1
4.751 - 4.875    808     14.33      70.03      90.00        358        1
4.876 - 5.000    807     21.25      70.91      95.00        359        1
5.001 - 5.125    817     50.00      74.29      95.00        360        0
5.126 - 5.250    804     58.75      73.67      90.00        360        0
5.251 - 5.375    787     60.00      75.68      90.00        360        0
5.376 - 5.500    752     67.38      75.80      95.00        359        1
5.751 - 5.875    793     48.67      72.55      94.34        360        0
-------------------------------------------------------------------------
Total:           832      9.34%     66.78%     95.00%       357        1
=========================================================================

W.A.: 4.443%
Lowest: 3.000%
Highest: 5.875%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------
                                          Percent
              Number       Aggregate     of Loans     Average
                of          Current         by        Original    W.A.     Min.    W.A.
Credit       Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Score         Loans         Balance       Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
825 - 849          1    $      414,000      0.04%     $414,000    4.750%    832    832
800 - 824         89        44,806,301      4.11       503,781    4.409     800    806
775 - 799        386       208,560,194     19.11       540,897    4.388     775    785
750 - 774        456       251,374,839     23.03       552,135    4.425     750    762
725 - 749        349       193,834,728     17.76       556,164    4.400     725    738
700 - 724        307       172,003,144     15.76       560,798    4.459     700    712
675 - 699        218       117,468,995     10.76       539,143    4.511     675    687
650 - 674        111        58,885,292      5.40       530,842    4.550     650    662
625 - 649         76        39,617,318      3.63       521,521    4.625     625    638
600 - 624          6         3,168,672      0.29       528,343    4.737     622    623

----------------------------------------------------------------------

                                                         W.A.
              Max.     Min.       W.A.       Max.     Remaining   W.A.
Credit        FICO   Original   Original   Original    Term to    Loan
Score        Score     LTV        LTV        LTV       Maturity    Age
----------------------------------------------------------------------
825 - 849     832     84.66%     84.66%     84.66%       120        0
800 - 824     819     16.92      63.71      80.00        358        1
775 - 799     799     14.29      62.83      95.00        357        1
750 - 774     774     13.04      66.49      90.00        356        1
725 - 749     749      9.34      67.44      95.00        357        1
700 - 724     724     14.33      67.76      94.34        357        1
675 - 699     699     21.60      70.15      90.00        357        1
650 - 674     674     10.99      70.61      95.00        359        1
625 - 649     649     16.67      68.87      95.00        359        1
600 - 624     624     33.92      69.33      80.00        359        1

Not Scored         3         1,150,400      0.11       383,467    4.369   *****      0
---------------------------------------------------------------------------------------
Total:         2,002    $1,091,283,883    100.00%     $545,699    4.443%    622    738
=======================================================================================

Not Scored      0     80.00      80.00      80.00        358        2
----------------------------------------------------------------------
Total:        832      9.34%     66.78%     95.00%       357        1
======================================================================

W.A.: 738
Lowest: 622
Highest: 832

--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------
                                      Percent
          Number       Aggregate      of Loans    Average
            of          Current          by       Original     W.A.    Min.    W.A.
         Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Index     Loans         Balance       Balance     Balance     Coupon   Score   Score
------------------------------------------------------------------------------------
12ML       2,002    $1,091,283,883    100.00%     $545,699    4.443%    622     738
------------------------------------------------------------------------------------
Total:     2,002    $1,091,283,883    100.00%     $545,699    4.443%    622     738
====================================================================================

------------------------------------------------------------------

                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score     LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
12ML      832     9.34%      66.78%     95.00%       357        1
------------------------------------------------------------------
Total:    832     9.34%      66.78%     95.00%       357        1
==================================================================

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------
                                                  Percent
                       Number       Aggregate     of Loans     Average
                         of          Current         by       Original      W.A.   Min.    W.A.
                      Mortgage      Principal     Principal   Principal    Gross   FICO    FICO
Loan Purpose           Loans         Balance       Balance     Balance    Coupon   Score  Score
-----------------------------------------------------------------------------------------------
Refinance-Rate/Term     925      $  517,815,403     47.45%     $560,549   4.391%    622    739
Purchase                746         404,449,251     37.06       542,733   4.474     623    738
Refinance-Cashout       331         169,019,229     15.49       510,881   4.527     623    732
-----------------------------------------------------------------------------------------------
Total:                2,002      $1,091,283,883    100.00%     $545,699   4.443%    622    738
===============================================================================================

-------------------------------------------------------------------------------
                                                                  W.A.
                      Max.      Min.       W.A.       Max.     Remaining   W.A.
                      FICO    Original   Original   Original    Term to    Loan
Loan Purpose          Score     LTV         LTV       LTV      Maturity    Age
-------------------------------------------------------------------------------
Refinance-Rate/Term    819      9.34%     60.31%     88.24%       355        1
Purchase               832     30.77      76.26      95.00        358        1
Refinance-Cashout      817     16.67      63.87      87.43        359        1
-------------------------------------------------------------------------------
Total:                 832      9.34%     66.78%     95.00%       357        1
===============================================================================

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------------
                                           Percent
               Number       Aggregate      of Loans     Average
                 of          Current          by       Original     W.A.     Min.    W.A.
Property      Mortgage      Principal     Principal    Principal   Gross     FICO    FICO
Type           Loans         Balance       Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------
SFR             1,291    $  713,395,422     65.37%    $  553,326   4.447%    622     738
PUD Detach        412       235,319,778     21.56        571,505   4.397     623     737
Condo             231       110,597,577     10.13        479,160   4.501     623     741
PUD Attach         45        19,895,273      1.82        442,385   4.478     646     747
2-Family           11         5,993,011      0.55        545,722   4.504     658     719

-----------------------------------------------------------------------
                                                          W.A.
               Max.     Min.       W.A.       Max.     Remaining   W.A.
Property       FICO   Original   Original   Original    Term to    Loan
Type          Score     LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------
SFR            832      9.34%     65.22%     95.00%       357        1
PUD Detach     816     18.57      67.45      90.00        356        1
Condo          817     26.28      74.44      95.00        359        1
PUD Attach     811     45.00      73.93      89.98        359        1
2-Family       778     26.62      56.66      77.22        359        1

Townhouse           7         2,837,624      0.26        405,545   4.195     646     707
3-Family            3         1,411,159      0.13        471,367   4.608     714     742
Cooperative         1         1,035,000      0.09      1,035,000   4.375     779     779
4-Family            1           799,039      0.07        800,000   5.000     699     699
-----------------------------------------------------------------------------------------
Total:          2,002    $1,091,283,883    100.00%    $  545,699   4.443%    622     738
=========================================================================================

Townhouse      784     70.68      78.32      95.00        359        1
3-Family       775     41.34      62.62      79.98        358        2
Cooperative    779     50.00      50.00      50.00        360        0
4-Family       699     80.00      80.00      80.00        359        1
-----------------------------------------------------------------------
Total:         832      9.34%     66.78%     95.00%       357        1
=======================================================================

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------
                                              Percent
                  Number       Aggregate      of Loans    Average
                    of          Current          by      Original     W.A.     Min.    W.A.
Occupancy        Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Status             Loans        Balance       Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
Primary            1,826    $  996,423,587     91.31%     $546,298   4.438%    622     737
Secondary            154        84,790,995      7.77       551,123   4.462     624     750
Investor              22        10,069,301      0.92       458,011   4.775     690     748
-------------------------------------------------------------------------------------------
Total:             2,002    $1,091,283,883    100.00%     $545,699   4.443%    622     738
===========================================================================================

--------------------------------------------------------------------------

                                                            W.A.
                  Max.     Min.       W.A.        Max.    Remaining   W.A.
Occupancy         FICO   Original   Original   Original    Term to    Loan
Status           Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
Primary           819      9.34%     66.42%     95.00%       357        1
Secondary         832     21.25      70.25      90.00        355        1
Investor          793     47.79      72.90      90.00        359        1
--------------------------------------------------------------------------
Total:            832      9.34%     66.78%     95.00%       357        1
==========================================================================

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------
                                              Percent
                  Number       Aggregate      of Loans    Average
                    of          Current          by      Original     W.A.     Min.    W.A.
Geographic       Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Distribution       Loans        Balance       Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
California         1,288    $  708,818,505     64.95%     $550,784   4.479%    622     738
Florida              111        58,160,739      5.33       526,108   4.464     624     731
Illinois              82        52,682,532      4.83       642,795   4.331     627     738
Virginia              72        33,525,870      3.07       465,934   4.217     627     743
Maryland              49        22,882,595      2.10       467,464   4.335     646     740
South Carolina        35        21,149,902      1.94       605,555   4.286     643     744
North Carolina        40        20,310,571      1.86       508,080   4.292     654     746
Georgia               34        18,587,611      1.70       547,139   4.344     630     728
Washington            32        17,015,022      1.56       532,098   4.394     640     748
Texas                 27        14,699,854      1.35       545,047   4.432     624     744
Arizona               27        13,827,999      1.27       512,499   4.467     651     743
Nevada                26        13,522,573      1.24       520,316   4.427     638     734
Colorado              25        13,335,072      1.22       533,564   4.520     625     729
District of
   Columbia           26        12,795,171      1.17       492,851   4.344     673     750

--------------------------------------------------------------------------

                                                            W.A.
                  Max.     Min.       W.A.        Max.    Remaining   W.A.
Geographic        FICO   Original   Original   Original    Term to    Loan
Distribution     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
California        832      9.34%     65.62%     95.00%       357        1
Florida           813     26.28      71.69      95.00        358        1
Illinois          816     13.28      64.69      95.00        359        1
Virginia          811     33.16      70.43      90.00        359        1
Maryland          816     39.39      71.69      95.00        350        1
South Carolina    805     21.28      67.63      80.00        352        1
North Carolina    813     22.52      66.52      90.00        354        1
Georgia           800     36.84      64.32      80.00        343        1
Washington        799     18.68      65.86      82.05        351        1
Texas             794     33.06      70.44      80.00        359        1
Arizona           817     35.00      68.38      84.22        359        1
Nevada            809     21.25      72.88      90.00        359        1
Colorado          793     66.76      76.29      80.00        359        1
District of
   Columbia       801     19.47      68.38      80.00        359        1

Connecticut           17         9,124,126      0.84       536,816    4.339     687     748
Massachusetts         15         8,315,421      0.76       555,054    4.430     626     724
Missouri              11         5,575,049      0.51       517,270    4.534     625     721
Michigan               8         4,561,098      0.42       570,338    4.675     669     707
Tennessee              8         4,393,251      0.40       549,850    4.083     691     744
Oregon                10         3,919,261      0.36       392,356    4.550     689     781
Other                 59        34,081,660      3.12       578,133    4.418     623     727
--------------------------------------------------------------------------------------------
Total:             2,002    $1,091,283,883    100.00%     $545,699    4.443%    622     738
============================================================================================

Connecticut       798     37.21      59.74      80.00        359        1
Massachusetts     789     32.13      62.86      80.00        359        1
Missouri          784     31.82      66.99      80.00        347        2
Michigan          752     63.03      72.32      80.00        359        1
Tennessee         800     62.50      73.37      80.00        359        1
Oregon            808     29.81      63.35      80.00        343        1
Other             815     34.17      72.85      95.00        355        1
--------------------------------------------------------------------------
Total:            832      9.34%     66.78%     95.00%       357        1
==========================================================================

--------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------------------
                                              Percent
                  Number       Aggregate      of Loans     Average
                    of          Current          by       Original     W.A.     Min.    W.A.
County           Mortgage      Principal     Principal    Principal    Gross    FICO    FICO
Distribution       Loans        Balance       Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
Los Angeles          257    $  136,563,306     12.51%     $532,045    4.479%    623     734
Orange               165        93,237,875      8.54       565,431    4.510     629     732
San Diego            144        83,072,767      7.61       577,176    4.441     623     740
Santa Clara          141        80,042,042      7.33       568,025    4.484     632     741
San Mateo            110        63,721,790      5.84       579,847    4.486     627     739
Alameda               96        49,722,338      4.56       518,331    4.472     631     746
Contra Costa          67        35,691,971      3.27       533,079    4.476     622     729
San Francisco         62        34,835,685      3.19       562,809    4.549     647     746
Cook                  46        31,936,782      2.93       694,630    4.340     641     745
Marin                 31        18,966,860      1.74       612,258    4.428     644     749
Other                883       463,492,467     42.47       525,669    4.399     623     737
--------------------------------------------------------------------------------------------
Total:             2,002    $1,091,283,883    100.00%     $545,699    4.443%    622     738
============================================================================================

--------------------------------------------------------------------------

                                                            W.A.
                  Max.     Min.       W.A.        Max.    Remaining   W.A.
County            FICO   Original   Original   Original    Term to    Loan
Distribution     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
Los Angeles       813     17.80%     64.68%     84.97%       357        1
Orange            817     10.99      65.11      90.00        355        1
San Diego         817     18.46      65.82      90.00        359        1
Santa Clara       819      9.34      64.15      82.15        359        1
San Mateo         817     15.32      62.77      80.00        356        1
Alameda           813     30.13      70.98      95.00        359        1
Contra Costa      813     20.70      67.27      80.00        359        1
San Francisco     809     13.04      66.19      90.00        356        1
Cook              816     13.28      60.62      90.00        359        1
Marin             804     14.98      60.47      80.00        359        1
Other             832     18.68      69.14      95.00        356        1
--------------------------------------------------------------------------
Total:            832      9.34%     66.78%     95.00%       357        1
==========================================================================

--------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------
                                          Percent
                  Number     Aggregate    of Loans    Average
                    of        Current        by      Original     W.A.     Min.    W.A.
                 Mortgage    Principal   Principal   Principal    Gross    FICO    FICO
Original LTV       Loans      Balance     Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
5.01 - 10.00        1       $  334,000      0.03%     $334,000   4.250%    741     741
10.01 - 15.00       7        4,661,004      0.43       666,194   4.331     660     763
15.01 - 20.00      13        7,727,978      0.71       595,104   4.441     627     761

--------------------------------------------------------------------------

                                                            W.A.
                  Max.     Min.       W.A.        Max.    Remaining   W.A.
                  FICO   Original   Original   Original    Term to    Loan
Original LTV     Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
5.01 - 10.00      741      9.34%      9.34%      9.34%       360        0
10.01 - 15.00     796     10.99      13.82      14.98        359        1
15.01 - 20.00     802     15.32      18.01      20.00        331        1

20.01 - 25.00         13         7,039,300      0.65       541,766    4.329     675     737
25.01 - 30.00         29        14,715,716      1.35       509,939    4.290     695     764
30.01 - 35.00         26        15,973,946      1.46       615,759    4.387     623     747
35.01 - 40.00         45        25,870,865      2.37       576,701    4.318     649     755
40.01 - 45.00         60        33,753,272      3.09       563,429    4.356     634     746
45.01 - 50.00        105        60,433,044      5.54       576,952    4.379     647     745
50.01 - 55.00         84        49,323,862      4.52       587,683    4.370     624     751
55.01 - 60.00        144        86,159,745      7.90       598,791    4.433     625     737
60.01 - 65.00        186       108,907,980      9.98       587,125    4.417     630     740
65.01 - 70.00        171       102,081,314      9.35       597,312    4.465     625     731
70.01 - 75.00        259       144,697,527     13.26       559,041    4.448     625     732
75.01 - 80.00        815       412,310,475     37.78       506,191    4.477     622     736
80.01 - 85.00          9         3,529,975      0.32       392,328    4.527     638     714
85.01 - 90.00         28        11,155,830      1.02       398,585    4.700     649     702
90.01 - 95.00          7         2,608,050      0.24       373,086    4.973     640     699
--------------------------------------------------------------------------------------------
Total:             2,002    $1,091,283,883    100.00%     $545,699    4.443%    622     738
============================================================================================

20.01 - 25.00     809     20.45      22.45      24.19        347        1
25.01 - 30.00     814     25.09      27.22      29.85        327        1
30.01 - 35.00     797     30.13      32.24      35.00        354        1
35.01 - 40.00     807     35.36      37.73      40.00        356        1
40.01 - 45.00     804     40.09      42.40      45.00        352        1
45.01 - 50.00     813     45.20      47.93      50.00        355        1
50.01 - 55.00     816     50.09      52.61      55.00        356        1
55.01 - 60.00     817     55.07      57.96      60.00        359        1
60.01 - 65.00     814     60.02      62.96      65.00        356        1
65.01 - 70.00     817     65.08      68.35      70.00        356        1
70.01 - 75.00     819     70.02      73.08      75.00        359        1
75.01 - 80.00     817     75.01      79.42      80.00        359        1
80.01 - 85.00     832     82.05      84.05      85.00        332        0
85.01 - 90.00     798     86.49      89.60      90.00        359        1
90.01 - 95.00     775     94.34      94.90      95.00        359        1
--------------------------------------------------------------------------
Total:            832      9.34%     66.78%     95.00%       357        1
==========================================================================

W.A.: 66.78%
Lowest: 9.34%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------------
                                              Percent
                  Number       Aggregate      of Loans     Average
                    of          Current          by       Original     W.A.     Min.    W.A.
                 Mortgage      Principal     Principal    Principal    Gross    FICO    FICO
Original Term      Loans        Balance       Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
120                    8    $    3,828,441      0.35%     $487,551    4.405%    682     749
180                   14         7,703,825      0.71       553,099    4.264     694     750
240                    3         1,374,607      0.13       461,952    4.327     760     771
300                    1           539,791      0.05       545,517    4.125     766     766
336                    1           385,449      0.04       386,000    4.750     660     660
348                    3         1,771,051      0.16       591,221    4.210     740     759
360                1,972     1,075,680,720     98.57       546,021    4.445     622     738
--------------------------------------------------------------------------------------------
Total:             2,002    $1,091,283,883    100.00%     $545,699    4.443%    622     738
============================================================================================

--------------------------------------------------------------------------

                                                            W.A.
                  Max.     Min.       W.A.        Max.    Remaining   W.A.
                  FICO   Original   Original   Original    Term to    Loan
Original Term    Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
120               832     25.09%     45.12%     84.66%       118        2
180               808     18.57      46.69      77.32        179        1
240               780     56.92      67.18      79.85        237        3
300               766     40.41      40.41      40.41        298        2
336               660     61.76      61.76      61.76        335        1
348               791     48.06      54.84      63.45        347        1
360               819      9.34      67.03      95.00        359        1
--------------------------------------------------------------------------
Total:            832      9.34%     66.78%     95.00%       357        1
==========================================================================

W.A.: 357.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-F Group 3
                               Conforming 5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $215,281,347.61
Loan Count: 995
Cut-off Date: 2004-06-01
Avg. Loan Balance: $216,363.16
Avg. Orig. Balance: $216,392.66
Accelerated Docs: 56.25%
W.A. FICO*: 735
W.A. Orig. LTV: 72.64%
W.A. Cut-Off LTV: 72.63%
W.A. Gross Coupon: 4.513%
W.A. Net Coupon: 4.261%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 11.40%
% over 100 COLTV: 0.00%
% with PMI: 11.40%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.06%
W.A. MI Adjusted LTV: 69.79%
% Second Lien: 0.00%
% with Prepay Penalty: 1.27%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.75%

*    FICO not available for 2 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

Original Balance      Percent
----------------      -------
<= $100,000              1.92%
$100,001 - $150,000      9.82
$150,001 - $200,000     18.12
$200,001 - $250,000     22.05
$250,001 - $300,000     28.45
$300,001 - $350,000     19.64
                       ------
Total:                 100.00%
                       ======

Average: $216,392.66
Lowest: $43,000.00
Highest: $333,700.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance       Percent
---------------       -------
<= $100,000              1.92%
$100,001 - $150,000      9.82
$150,001 - $200,000     18.12
$200,001 - $250,000     22.05
$250,001 - $300,000     28.45
$300,001 - $350,000     19.64
                       ------
Total:                 100.00%
                       ======

Average: $216,363.16
Lowest: $42,850.00
Highest: $333,700.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position   Percent
-------------   -------
1                100.00%
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

5. Coupon

Coupon             Percent
------             -------
3.251 - 3.500         0.14%
3.501 - 3.750         2.93
3.751 - 4.000         8.25
4.001 - 4.250        22.19
4.251 - 4.500        25.12

4.501 - 4.750        17.43
4.751 - 5.000        15.20
5.001 - 5.250         7.32
5.251 - 5.500         1.23
5.501 - 5.750         0.18
                    ------
Total:              100.00%
                    ======

W.A.: 4.513%
Lowest: 3.500%
Highest: 5.750%

--------------------------------------------------------------------------------

6. Credit Score

Credit Score    Percent
------------    -------
800 - 849          4.92%
750 - 799         38.62
700 - 749         32.46
650 - 699         19.17
600 - 649          4.64
Not Scored         0.19
                 ------
Total:           100.00%
                 ======

W.A.: 735
Lowest: 622
Highest: 825

--------------------------------------------------------------------------------

7. PMI Providers

PMI Providers   Percent
-------------   -------
NONE              88.60%
UGRIC              2.87
RMIC               2.36
GEMIC              2.02
PMIC               1.74
RGIC               1.70
TGIC               0.47

MGIC               0.23
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

8. Product Type

Product Type            Percent
------------            -------
5YR IO 12 MO LIBOR        99.50%
5/25 12 MO LIBOR           0.44
5/10 12 MO LIBOR           0.06
                         ------
Total:                   100.00%
                         ======

--------------------------------------------------------------------------------

9. Index

Index     Percent
-----     -------
12ML       100.00%
           ------
Total:     100.00%
           ======

--------------------------------------------------------------------------------

10. Loan Purpose

Loan Purpose             Percent
------------             -------
Purchase                   48.38%
Refinance-Rate/Term        28.82
Refinance-Cashout          22.79
                          ------
Total:                    100.00%
                          ======

--------------------------------------------------------------------------------

11. Loan Type

Loan Type                 Percent
---------                 -------
Conventional w/ PMI         11.40%
Conventional w/o PMI        88.60
                           ------
Total:                     100.00%
                           ======

--------------------------------------------------------------------------------

12. Property Type

Property Type   Percent
-------------   -------
SFR               51.57%
PUD Detach        21.17
Condo             21.14
PUD Attach         5.19
Townhouse          0.76
4-Family           0.12
2-Family           0.05
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status   Percent
----------------   -------
Primary              84.52%
Secondary            13.07
Investor              2.41
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

14. Documentation

Documentation   Percent
-------------   -------
Rapid             50.26%

Standard          43.75
Reduced            5.90
Stated             0.09
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

15. State

State               Percent
-----               -------
California            36.33%
Florida               15.18
Virginia               6.06
Nevada                 5.90
South Carolina         4.72
Other                 31.81
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

16. California

California               Percent
----------               -------
Northern California        47.78%
Southern California        52.22
                          ------
Total:                    100.00%
                          ======

--------------------------------------------------------------------------------

17. Zip Code

Zip Code   Percent
--------   -------
20005         0.75%
29455         0.73
34145         0.68

94558         0.68
32137         0.60
Other        96.55
            ------
Total:      100.00%
            ======

--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag   Percent
----------------   -------
N                   100.00%
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement   Percent
-----------------   -------
N                    100.00%
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

20. OLTV

OLTV               Percent
----               -------
<= 20.00              0.24%
20.01 - 25.00         0.82
25.01 - 30.00         0.93
30.01 - 35.00         1.29
35.01 - 40.00         1.57
40.01 - 45.00         2.62
45.01 - 50.00         1.74
50.01 - 55.00         2.41
55.01 - 60.00         4.39

60.01 - 65.00         6.61
65.01 - 70.00         8.30
70.01 - 75.00        11.72
75.01 - 80.00        45.96
80.01 - 85.00         0.47
85.01 - 90.00         5.04
90.01 - 95.00         5.90
                    ------
Total:              100.00%
                    ======

W.A.: 72.64%
Lowest: 10.00%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

Cut-Off LTV        Percent
-----------        -------
<= 20.00              0.24%
20.01 - 25.00         0.82
25.01 - 30.00         0.93
30.01 - 35.00         1.29
35.01 - 40.00         1.57
40.01 - 45.00         2.62
45.01 - 50.00         1.74
50.01 - 55.00         2.41
55.01 - 60.00         4.39
60.01 - 65.00         6.61
65.01 - 70.00         8.30
70.01 - 75.00        11.82
75.01 - 80.00        45.85
80.01 - 85.00         0.47
85.01 - 90.00         5.04
90.01 - 95.00         5.90
                    ------
Total:              100.00%
                    ======

W.A.: 72.63%
Lowest: 10.00%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

Delinquency*   Percent
------------   -------
0-29 days       100.00%
                ------
Total:          100.00%
                ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

Times 30 Days DLQ   Percent
-----------------   -------
0                     99.90%
1                      0.10
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term   Percent
-----------------------   -------
0                           98.73%
36                           1.27
                           ------
Total:                     100.00%
                           ======

W.A.: 0.5 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty   Percent
------------------   -------
2%ofPPAmnt>20%          1.27%
NONE                   98.73

                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

26. Cutoff Rollterm

Cutoff Rollterm   Percent
---------------   -------
43 - 48              0.06%
49 - 54              0.48
55 - 60             99.46
                   ------
Total:             100.00%
                   ======

W.A.: 59.1 months
Lowest: 47 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Original Term

Original Term   Percent
-------------   -------
180                0.06%
360               99.94
                 ------
Total:           100.00%
                 ======

W.A.: 359.9 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
----------------------   -------
121 - 168                   0.06%
349 - 354                   0.48
355 - 360                  99.46
                          ------
Total:                    100.00%
                          ======

W.A.: 359.0 months
Lowest: 167 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

Cutoff Loan Age   Percent
---------------   -------
0                   23.70%
1 - 6               75.86
7 - 12               0.37
13 - 18              0.06
                   ------
Total:             100.00%
                   ======

W.A.: 0.9 months
Lowest: 0 months
Highest: 13 months

--------------------------------------------------------------------------------

30. Gross Margin

Gross Margin   Percent
------------   -------
2.250          100.00%
               ------
Total:         100.00%
               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
------------------   -------
5.000                100.00%
                     ------
Total:               100.00%
                     ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-------------------   -------
2.000                 100.00%
                      ------
Total:                100.00%
                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-------------------   -------
8.001 - 9.000          11.32%
9.001 - 10.000         79.95
10.001 - 11.000         8.73
                      ------
Total:                100.00%
                      ======

W.A.: 9.513%
Lowest: 8.500%
Highest: 10.750%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-F Group 3
                               Conforming 5-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

--------------------------------------------------------------------------------------------
                                               Percent
                     Number      Aggregate     of Loans    Average
                       of         Current         by       Original    W.A.     Min.    W.A.
                    Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original Balance      Loans       Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
<= 100,000              50     $  4,123,212      1.92%     $ 82,504    4.611%   630     736
100,001 - 150,000      163       21,134,231      9.82       129,719    4.515    622     742
150,001 - 200,000      219       39,011,613     18.12       178,148    4.511    622     735
200,001 - 250,000      210       47,478,319     22.05       226,115    4.508    622     734
250,001 - 300,000      221       61,246,694     28.45       277,154    4.540    639     738
300,001 - 350,000      132       42,287,279     19.64       320,392    4.470    629     729
--------------------------------------------------------------------------------------------
Total:                 995     $215,281,348    100.00%     $216,393    4.513%   622     735
============================================================================================

-----------------------------------------------------------------------------

                                                                W.A.
                     Max.     Min.       W.A.       Max.     Remaining   W.A.
                     FICO   Original   Original   Original    Term to    Loan
Original Balance    Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
<= 100,000           810     22.45%     66.16%     95.00%       359        1
100,001 - 150,000    813     10.00      74.63      95.00        358        1
150,001 - 200,000    825     24.07      71.94      95.00        359        1
200,001 - 250,000    817     20.10      73.90      95.00        359        1
250,001 - 300,000    817     11.07      73.31      95.00        359        1
300,001 - 350,000    813     25.00      70.56      95.00        359        1
-----------------------------------------------------------------------------
Total:               825     10.00%     72.64%     95.00%       359        1
=============================================================================

Average: $216,392.66
Lowest: $43,000.00
Highest: $333,700.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
Gross           Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Coupon            Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
3.376 - 3.500        2      $   303,050      0.14%     $151,525   3.500%    752     754
3.501 - 3.625       10        2,203,260      1.02       220,326   3.625     652     725
3.626 - 3.750       22        4,112,846      1.91       186,961   3.750     701     745
3.751 - 3.875       28        5,632,266      2.62       201,171   3.875     627     739
3.876 - 4.000       53       12,127,436      5.63       228,863   4.000     629     725
4.001 - 4.125       73       16,758,952      7.78       229,575   4.125     657     751
4.126 - 4.250      138       31,020,531     14.41       224,795   4.250     622     740
4.251 - 4.375      107       22,984,377     10.68       214,835   4.375     622     730
4.376 - 4.500      137       31,104,019     14.45       227,043   4.500     625     742
4.501 - 4.625       90       18,735,060      8.70       208,173   4.625     622     732
4.626 - 4.750       88       18,795,841      8.73       213,632   4.750     646     746
4.751 - 4.875       84       17,661,731      8.20       210,277   4.875     630     730

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
Gross            FICO   Original   Original   Original    Term to    Loan
Coupon          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
3.376 - 3.500    756     72.53%     75.94%     80.00%       359       1
3.501 - 3.625    787     59.91      76.06      80.00        359       1
3.626 - 3.750    805     41.36      71.20      94.49        359       1
3.751 - 3.875    825     31.55      71.89      95.00        359       1
3.876 - 4.000    806     24.07      73.79      95.00        359       1
4.001 - 4.125    807     20.83      72.27      90.00        359       1
4.126 - 4.250    815     11.07      69.70      95.00        359       1
4.251 - 4.375    810     22.11      70.80      95.00        359       1
4.376 - 4.500    813     20.10      72.94      95.00        359       1
4.501 - 4.625    812     10.00      72.77      95.00        359       1
4.626 - 4.750    817     22.55      73.52      95.00        359       1
4.751 - 4.875    816     24.88      74.16      95.00        359       1

4.876 - 5.000       74       15,054,818      6.99       203,450   5.000     622     722
5.001 - 5.125       51       10,776,498      5.01       211,362   5.125     633     712
5.126 - 5.250       25        4,978,779      2.31       199,151   5.250     627     747
5.251 - 5.375        8        1,776,828      0.83       222,104   5.375     644     720
5.376 - 5.500        3          864,693      0.40       289,067   5.500     649     679
5.626 - 5.750        2          390,362      0.18       199,825   5.750     696     716
---------------------------------------------------------------------------------------
Total:             995     $215,281,348    100.00%     $216,393   4.513%    622     735
=======================================================================================

4.876 - 5.000    819     25.45      74.16      95.00        360       0
5.001 - 5.125    808     35.62      75.19      95.00        359       1
5.126 - 5.250    802     49.69      77.98      95.00        360       0
5.251 - 5.375    789     42.86      72.70      95.00        360       0
5.376 - 5.500    728     43.03      63.16      75.00        357       3
5.626 - 5.750    754     65.00      81.31      90.00        293       5
-------------------------------------------------------------------------
Total:           825     10.00%     72.64%     95.00%       359       1
=========================================================================

W.A.: 4.513%
Lowest: 3.500%
Highest: 5.750%

--------------------------------------------------------------------------------

3. Credit Score

-------------------------------------------------------------------------------------
                                        Percent
              Number      Aggregate     of Loans    Average
                of         Current         by      Original     W.A.     Min.    W.A.
Credit       Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Score          Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
825 - 849         1     $    162,000      0.08%     $162,000   3.875%     825    825
800 - 824        51       10,425,347      4.84       204,430   4.513      800    808
775 - 799       176       38,032,372     17.67       216,118   4.452      775    786
750 - 774       211       45,119,158     20.96       213,882   4.527      750    763
725 - 749       170       37,270,786     17.31       219,256   4.509      725    737
700 - 724       150       32,603,795     15.14       217,404   4.420      700    712
675 - 699       115       25,915,676     12.04       225,376   4.597      676    688
650 - 674        71       15,346,079      7.13       216,148   4.569      650    664
625 - 649        44        9,329,929      4.33       212,089   4.690      625    639
600 - 624         4          667,900      0.31       166,975   4.634      622    622
Not Scored        2          408,305      0.19       204,153   4.912    *****      0
-------------------------------------------------------------------------------------
Total:          995     $215,281,348    100.00%     $216,393   4.513%     622    735
=====================================================================================

----------------------------------------------------------------------

                                                        W.A.
              Max.     Min.       W.A.        Max.    Remaining   W.A.
Credit        FICO   Original   Original   Original    Term to    Loan
Score        Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------
825 - 849     825     79.02%     79.02%     79.02%       359        1
800 - 824     819     11.07      64.90      95.00        359        1
775 - 799     799     20.10      67.58      95.00        359        1
750 - 774     774     22.11      73.11      95.00        359        1
725 - 749     749     22.45      74.94      95.00        359        1
700 - 724     724     10.00      74.00      95.00        359        1
675 - 699     699     25.45      73.18      95.00        359        1
650 - 674     674     40.69      75.07      95.00        359        1
625 - 649     649     25.54      78.64      95.00        359        1
600 - 624     622     71.93      80.41      86.74        359        1
Not Scored      0     89.99      93.50      95.00        359        1
----------------------------------------------------------------------
Total:        825     10.00%     72.64%     95.00%       359        1
======================================================================

W.A.: 735
Lowest: 622
Highest: 825

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------------
          Number      Aggregate     Percent     Average
            of         Current      of Loans   Original     W.A.     Min.    W.A.
         Mortgage     Principal        by      Principal    Gross    FICO    FICO
Index      Loans       Balance     Principal    Balance    Coupon   Score   Score

------------------------------------------------------------------
                                                    W.A.
          Max.     Min.       W.A.        Max.    Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV        LTV        LTV      Maturity    Age

                                    Balance
---------------------------------------------------------------------------------
12ML        995     $215,281,348    100.00%     $216,393   4.513%    622     735
---------------------------------------------------------------------------------
Total:      995     $215,281,348    100.00%     $216,393   4.513%    622     735
=================================================================================

------------------------------------------------------------------
12ML      825     10.00%     72.64%     95.00%       359        1
------------------------------------------------------------------
Total:    825     10.00%     72.64%     95.00%       359        1
==================================================================

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by      Original     W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Purchase                 475     $104,159,039     48.38%     $219,317   4.512%    626     740
Refinance-Rate/Term      306       62,049,788     28.82       202,814   4.442     622     728
Refinance-Cashout        214       49,072,521     22.79       229,317   4.604     622     733
----------------------------------------------------------------------------------------------
Total:                   995     $215,281,348    100.00%     $216,393   4.513%    622     735
==============================================================================================

-------------------------------------------------------------------------------

                                                                 W.A.
                       Max.     Min.       W.A.        Max.    Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------------
Purchase               825     20.83%     78.42%     95.00%       359        1
Refinance-Rate/Term    815     10.00      69.29      95.00        359        1
Refinance-Cashout      819     20.10      64.61      80.00        359        1
-------------------------------------------------------------------------------
Total:                 825     10.00%     72.64%     95.00%       359        1
===============================================================================

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------
                                        Percent
              Number      Aggregate     of Loans    Average
                of         Current         by      Original     W.A.     Min.    W.A.
Property     Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Type           Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
SFR             509     $111,019,354     51.57%     $218,149   4.512%    622     732
PUD Detach      208       45,583,177     21.17       219,168   4.471     627     735
Condo           216       45,500,344     21.14       210,666   4.573     622     740
PUD Attach       51       11,164,406      5.19       218,923   4.476     629     739
Townhouse         9        1,633,179      0.76       181,489   4.255     638     759
4-Family          1          268,888      0.12       271,660   4.750     782     782
2-Family          1          112,000      0.05       112,000   4.250     813     813
-------------------------------------------------------------------------------------
Total:          995     $215,281,348    100.00%     $216,393   4.513%    622     735
=====================================================================================

----------------------------------------------------------------------

                                                        W.A.
              Max.     Min.       W.A.        Max.    Remaining   W.A.
Property      FICO   Original   Original   Original    Term to    Loan
Type         Score      LTV        LTV        LTV     Maturity     Age
----------------------------------------------------------------------
SFR           825     10.00%     71.35%     95.00%       359       1
PUD Detach    809     20.10      72.22      95.00        359       1
Condo         816     20.83      75.25      95.00        359       1
PUD Attach    817     33.68      75.99      95.00        359       1
Townhouse     790     64.02      79.07      95.00        359       1
4-Family      782     79.90      79.90      79.90        352       8
2-Family      813     12.38      12.38      12.38        359       1
----------------------------------------------------------------------
Total:        825     10.00%     72.64%     95.00%       359       1
======================================================================

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current         by      Original     W.A.      Min.    W.A.
Occupancy   Mortgage     Principal    Principal   Principal    Gross     FICO    FICO
Status        Loans       Balance      Balance     Balance    Coupon    Score   Score
-------------------------------------------------------------------------------------
Primary        831     $181,964,964     84.52%     $218,990    4.497%    622     733

---------------------------------------------------------------------

                                                      W.A.
             Max.     Min.       W.A.        Max.    Remaining   W.A.
Occupancy    FICO   Original   Original   Original    Term to    Loan
Status      Score      LTV        LTV        LTV     Maturity     Age
---------------------------------------------------------------------
Primary      825     10.00%     72.86%     95.00%       359       1

Secondary   134        28,138,474     13.07      209,999     4.539    638
Investor     30         5,177,910      2.41      173,006     4.922    697
-------------------------------------------------------------------------
Total:      995      $215,281,348    100.00%    $216,393     4.513%   622
=========================================================================

Secondary   748     816     20.83       71.49      90.00        359       1
Investor    753     803     34.91       71.14      80.00        354       2
---------------------------------------------------------------------------
Total:      735     825     10.00%      72.64%     95.00%       359       1
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

---------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate     of Loans    Average
                          of         Current         by       Original     W.A.    Min.
Geographic             Mortgage     Principal    Principal   Principal    Gross    FICO
Distribution             Loans       Balance      Balance     Balance     Coupon  Score
---------------------------------------------------------------------------------------
California                310     $ 78,218,107      36.33%    $252,351    4.571%   622
Florida                   166       32,685,941      15.18      196,984    4.536    631
Virginia                   58       13,052,481       6.06      225,044    4.410    629
Nevada                     59       12,702,803       5.90      215,304    4.580    627
South Carolina             51       10,150,936       4.72      199,061    4.354    629
Maryland                   39        8,701,039       4.04      223,121    4.457    622
Georgia                    45        8,055,596       3.74      179,028    4.203    622
North Carolina             36        7,100,589       3.30      197,239    4.363    638
Arizona                    40        6,896,055       3.20      172,406    4.597    637
Illinois                   25        5,343,430       2.48      213,754    4.525    622
Texas                      25        4,881,689       2.27      195,303    4.424    642
Colorado                   24        4,876,445       2.27      203,187    4.664    645
Washington                 16        3,685,240       1.71      230,356    4.425    633
District of Columbia       12        2,830,605       1.31      235,918    4.371    682
Oregon                     12        2,072,360       0.96      172,697    4.528    630
Minnesota                   8        1,726,550       0.80      215,819    4.444    684
New York                    5        1,386,875       0.64      277,375    4.702    718
Missouri                    7        1,299,544       0.60      185,663    4.651    660
New Mexico                  9        1,267,705       0.59      140,856    4.560    625
Connecticut                 5        1,201,000       0.56      240,200    4.792    638
Other                      43        7,146,360       3.32      166,195    4.495    634
---------------------------------------------------------------------------------------
Total:                    995     $215,281,348     100.00%    $216,393    4.513%   622
=======================================================================================

-------------------------------------------------------------------------------------------
                                                                              W.A.
                           W.A.    Max.     Min.       W.A.        Max.    Remaining   W.A.
Geographic                 FICO    FICO   Original   Original   Original    Term to    Loan
Distribution              Score   Score     LTV        LTV         LTV      Maturity    Age
-------------------------------------------------------------------------------------------
California                 735     825      10.00%     69.62%     95.00%      359        1
Florida                    738     817      20.10      74.30      95.00       358        1
Virginia                   734     800      38.96      72.18      95.00       359        1
Nevada                     730     794      20.83      74.75      95.00       359        1
South Carolina             739     803      20.87      71.83      95.00       359        1
Maryland                   737     794      22.45      72.04      95.00       359        1
Georgia                    735     811      25.45      75.42      95.00       359        1
North Carolina             743     798      46.00      78.20      95.00       359        1
Arizona                    732     808      54.21      77.97      95.00       359        1
Illinois                   739     811      31.81      70.77      95.00       359        1
Texas                      727     801      45.45      77.58      95.00       359        1
Colorado                   745     802      27.46      74.55      95.00       359        1
Washington                 737     806      40.54      73.85      95.00       359        1
District of Columbia       740     793      50.85      75.56      80.00       359        1
Oregon                     752     813      42.86      75.61      80.00       359        1
Minnesota                  730     797      41.86      74.16      95.00       359        1
New York                   741     759      27.93      68.54      80.00       359        1
Missouri                   723     799      60.98      72.83      80.00       359        1
New Mexico                 720     772      53.40      78.96      95.00       359        1
Connecticut                706     786      70.54      83.06      95.00       359        1
Other                      726     803      24.88      74.93      95.00       359        1
------------------------------------------------------------------------------------------
Total:                     735     825      10.00%     72.64%     95.00%      359        1
==========================================================================================

--------------------------------------------------------------------------------

9. County Distribution

---------------------------------------------------------------------------------------
                Number      Aggregate      Percent    Average
                  of         Current      of Loans    Original     W.A.    Min.    W.A.

------------------------------------------------------------------------
                                                           W.A.
                Max.      Min.       W.A.       Max.    Remaining   W.A.

                                by
County         Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
San Diego          42     $ 11,575,200       5.38%    $275,605    4.568%   640     740
Clark              48       10,214,927       4.74      212,814    4.634    627     730
Los Angeles        38       10,090,193       4.69      265,621    4.619    639     729
Orange             36        8,932,362       4.15      248,121    4.611    649     731
Maricopa           34        5,770,526       2.68      169,721    4.598    637     732
Riverside          25        5,522,920       2.57      220,917    4.626    649     736
Fairfax            20        4,953,136       2.30      247,657    4.406    636     754
Santa Clara        17        4,347,144       2.02      255,764    4.476    629     733
Charleston         22        4,322,735       2.01      196,489    4.309    651     749
Alameda            15        4,088,751       1.90      272,583    4.456    659     737
Other             698      145,463,453      67.57      208,436    4.491    622     735
--------------------------------------------------------------------------------------
Total:            995     $215,281,348     100.00%    $216,393    4.513%   622     735
======================================================================================


County          FICO   Original   Original   Original    Term to    Loan
Distribution   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
San Diego       813     28.60%      67.97%     95.00%      359        1
Clark           794     29.19       76.48      95.00       359        1
Los Angeles     816     39.03       73.81      95.00       359        1
Orange          809     10.00       69.87      92.18       359        1
Maricopa        808     54.21       77.93      95.00       359        1
Riverside       801     41.84       78.74      95.00       359        1
Fairfax         800     41.57       69.31      80.00       359        1
Santa Clara     819     11.07       65.87      89.97       359        1
Charleston      798     20.87       65.94      95.00       359        1
Alameda         784     24.07       64.37      80.00       359        1
Other           825     12.38       73.14      95.00       359        1
-----------------------------------------------------------------------
Total:          825     10.00%      72.64%     95.00%      359        1
=======================================================================

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original     W.A.    Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original LTV      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
5.01 - 10.00         1      $   110,000       0.05%    $110,000    4.625%   716     716
10.01 - 15.00        2          411,000       0.19      205,500    4.250    813     814
20.01 - 25.00        9        1,772,700       0.82      196,978    4.281    705     761
25.01 - 30.00       10        2,005,880       0.93      200,616    4.535    639     756
30.01 - 35.00       14        2,775,948       1.29      198,282    4.638    695     781
35.01 - 40.00       17        3,375,431       1.57      198,613    4.416    645     752
40.01 - 45.00       24        5,641,172       2.62      235,153    4.581    630     742
45.01 - 50.00       18        3,754,317       1.74      208,584    4.512    658     764
50.01 - 55.00       25        5,191,887       2.41      207,675    4.430    663     747
55.01 - 60.00       40        9,441,229       4.39      236,035    4.409    639     738
60.01 - 65.00       63       14,231,347       6.61      226,055    4.580    629     722
65.01 - 70.00       81       17,866,578       8.30      220,610    4.459    657     735
70.01 - 75.00      113       25,231,033      11.72      223,311    4.558    622     724
75.01 - 80.00      454       98,933,346      45.96      217,934    4.484    626     740
80.01 - 85.00        5        1,002,640       0.47      200,528    4.399    625     717
85.01 - 90.00       52       10,844,151       5.04      208,546    4.642    622     718

-------------------------------------------------------------------------
                                                            W.A.
                 Max.      Min.       W.A.       Max.    Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
5.01 - 10.00     716      10.00%     10.00%     10.00%      359        1
10.01 - 15.00    815      11.07      11.43      12.38       360        0
20.01 - 25.00    798      20.10      22.31      25.00       359        1
25.01 - 30.00    813      25.45      27.36      29.57       359        1
30.01 - 35.00    819      30.61      32.59      34.91       360        0
35.01 - 40.00    813      35.62      37.60      39.47       359        1
40.01 - 45.00    805      40.15      42.10      44.49       359        1
45.01 - 50.00    808      45.24      47.93      50.00       359        1
50.01 - 55.00    799      50.41      52.72      54.97       359        1
55.01 - 60.00    817      55.05      58.07      60.00       359        1
60.01 - 65.00    803      60.43      63.25      65.00       357        1
65.01 - 70.00    808      65.21      67.87      70.00       359        1
70.01 - 75.00    813      70.45      73.18      75.00       359        1
75.01 - 80.00    825      75.08      79.54      80.00       359        1
80.01 - 85.00    770      82.22      83.95      84.87       359        1
85.01 - 90.00    817      85.60      89.34      90.00       359        1

90.01 - 95.00       67       12,692,689       5.90      189,444    4.662    629     704
---------------------------------------------------------------------------------------
Total:             995     $215,281,348     100.00%    $216,393    4.513%   622     735
=======================================================================================

90.01 - 95.00    806      90.63      94.55      95.00       359        1
--------------------------------------------------------------------------
Total:           825      10.00%     72.64%     95.00%      359        1
==========================================================================

W.A.: 72.64%
Lowest: 10.00%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original     W.A.    Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original Term     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
180                  1     $    135,662       0.06%    $144,950    5.750%   754     754
360                994      215,145,686      99.94      216,465    4.512    622     735
---------------------------------------------------------------------------------------
Total:             995     $215,281,348     100.00%    $216,393    4.513%   622     735
=======================================================================================

-------------------------------------------------------------------------

                                                            W.A.
                 Max.      Min.       W.A.       Max.    Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
180              754      65.00%     65.00%     65.00%      167       13
360              825      10.00      72.65      95.00       359        1
------------------------------------------------------------------------
Total:           825      10.00%     72.64%     95.00%      359        1
------------------------------------------------------------------------

W.A.: 359.9 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-F Group 4
                                    7-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $109,056,834.19
Loan Count: 210
Cut-off Date: 2004-06-01
Avg. Loan Balance: $519,318.26
Avg. Orig. Balance: $519,970.32
Accelerated Docs: 78.34%
W.A. FICO: 737
W.A. Orig. LTV: 65.59%
W.A. Cut-Off LTV: 65.51%
W.A. Gross Coupon: 4.909%
W.A. Net Coupon: 4.657%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 357 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 COLTV: 0.68%
% over 100 COLTV: 0.00%
% with PMI: 0.68%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 30.00%
W.A. MI Adjusted LTV: 65.32%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.91%

--------------------------------------------------------------------------------

2. Original Balance

Original Balance      Percent
----------------      -------
250,001 - 350,000       1.57%
350,001 - 450,000      28.31
450,001 - 550,000      29.75
550,001 - 650,000      14.83
650,001 - 750,000      16.31
750,001 - 850,000       1.47
850,001 - 950,000       4.17
950,001 - 1,050,000     3.59
                      ------
Total:                100.00%
                      ======

Average: $519,970.32
Lowest: $338,100.00
Highest: $998,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance       Percent
---------------       -------
250,001 - 350,000       1.57%
350,001 - 450,000      28.31
450,001 - 550,000      29.75
550,001 - 650,000      14.83
650,001 - 750,000      16.31
750,001 - 850,000       1.47
850,001 - 950,000       4.17
950,001 - 1,050,000     3.59
                      ------
Total:                100.00%
                      ======

Average: $519,318.26
Lowest: $337,340.58
Highest: $996,828.30

--------------------------------------------------------------------------------

4. Lien Position

Lien Position   Percent
-------------   -------
1               100.00%
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

5. Coupon

Coupon          Percent
------          -------
3.751 - 3.875     0.50%
4.001 - 4.125     0.44

4.126 - 4.250     0.45
4.251 - 4.375     2.62
4.376 - 4.500     7.08
4.501 - 4.625    11.31
4.626 - 4.750    19.14
4.751 - 4.875    23.14
4.876 - 5.000     9.61
5.001 - 5.125     8.11
5.126 - 5.250     4.69
5.251 - 5.375     3.78
5.376 - 5.500     4.04
5.501 - 5.625     2.95
5.626 - 5.750     0.81
5.751 - 5.875     0.99
5.876 - 6.000     0.34
                ------
Total:          100.00%
                ======

W.A.: 4.909%
Lowest: 3.875%
Highest: 6.000%

--------------------------------------------------------------------------------

6. Credit Score

Credit Score   Percent
------------   -------
800 - 849        3.26%
750 - 799       44.11
700 - 749       29.84
650 - 699       17.64
600 - 649        5.14
               ------
Total:         100.00%
               ======

W.A.: 737
Lowest: 620
Highest: 838

--------------------------------------------------------------------------------

7. PMI Providers

PMI Providers   Percent
-------------   -------
NONE             99.32%
RMIC              0.37
RGIC              0.31
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

8. Product Type

Product Type       Percent
------------       -------
7/23 12 MO LIBOR    98.05%
7/ 3 12 MO LIBOR     1.06
7/18 12 MO LIBOR     0.89
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

9. Index

Index    Percent
-----    -------
12ML     100.00%
         ------
Total:   100.00%
         ======

--------------------------------------------------------------------------------

10. Loan Purpose

Loan Purpose          Percent
------------          -------
Refinance-Rate/Term    57.84%
Refinance-Cashout      16.53
Purchase               25.63
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

11. Loan Type

Loan Type              Percent
---------              -------
Conventional w/ PMI      0.68%
Conventional w/o PMI    99.32
                       ------
Total:                 100.00%
                       ======

--------------------------------------------------------------------------------

12. Property Type

Property Type   Percent
-------------   -------
SFR              66.30%
PUD Detach       25.56
Condo             6.37
PUD Attach        1.22
3-Family          0.55
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

13. Occupancy Status

Occupancy Status   Percent
----------------   -------
Primary             94.43%
Secondary            2.93
Investor             2.63
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

14. Documentation

Documentation    Percent
-------------    -------

Rapid             41.10%
Reduced           33.57
Standard          21.66
All Ready Home     3.67
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

15. State

State        Percent
-----        -------
California    54.38%
Virginia       8.10
Florida        5.72
Illinois       3.39
Georgia        2.97
Other         25.45
             ------
Total:       100.00%
             ======

--------------------------------------------------------------------------------

16. California

California            Percent
----------            -------
Northern California    58.70%
Southern California    41.30
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

17. Zip Code

Zip Code   Percent
--------   -------
94010        2.91%
95746        1.61

94024        1.58
92648        1.16
91607        1.06
Other       91.68
           ------
Total:     100.00%
           ======

--------------------------------------------------------------------------------

18. Convertible Flag

Convertible Flag   Percent
----------------   -------
N                  100.00%
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

19. Buydown Agreement

Buydown Agreement   Percent
-----------------   -------
N                   100.00%
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

20. OLTV

OLTV            Percent
----            -------
20.01 - 25.00     0.69%
25.01 - 30.00     1.65
30.01 - 35.00     0.44
35.01 - 40.00     2.87
40.01 - 45.00     4.14
45.01 - 50.00     3.42
50.01 - 55.00     2.90
55.01 - 60.00    14.14

60.01 - 65.00    11.71
65.01 - 70.00    13.67
70.01 - 75.00    16.82
75.01 - 80.00    26.85
90.01 - 95.00     0.68
                ------
Total:          100.00%
                ======

W.A.: 65.59%
Lowest: 23.08%
Highest: 94.18%

--------------------------------------------------------------------------------

21. Cut-Off LTV

Cut-Off LTV     Percent
-----------     -------
20.01 - 25.00     0.69%
25.01 - 30.00     1.65
30.01 - 35.00     0.44
35.01 - 40.00     2.87
40.01 - 45.00     4.14
45.01 - 50.00     3.42
50.01 - 55.00     2.90
55.01 - 60.00    14.14
60.01 - 65.00    11.71
65.01 - 70.00    14.44
70.01 - 75.00    16.05
75.01 - 80.00    26.85
90.01 - 95.00     0.68
                ------
Total:          100.00%
                ======

W.A.: 65.51%
Lowest: 23.05%
Highest: 93.97%

--------------------------------------------------------------------------------

22. Delinquency*

Delinquency*   Percent
------------   -------

0-29 days      100.00%
               ------
Total:         100.00%
               ======

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

Times 30 Days DLQ   Percent
-----------------   -------
0                   100.00%
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term   Percent
-----------------------   -------
0                         100.00%
                          ------
Total:                    100.00%
                          ======

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty   Percent
------------------   -------
NONE                 100.00%
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

26. Original Term

Original Term   Percent
-------------   -------
120               1.06%
300               0.89
360              98.05
                ------
Total:          100.00%
                ======

W.A.: 356.9 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
----------------------   -------
115 - 120                  1.06%
295 - 300                  0.89
355 - 360                 98.05
                         ------
Total:                   100.00%
                         ======

W.A.: 356.0 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

Cutoff Loan Age   Percent
---------------   -------
0                  16.77%
1 - 6              83.23
                  ------
Total:            100.00%
                  ======

W.A.: 0.9 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

29. Gross Margin

Gross Margin   Percent
------------   -------
2.250          100.00%
               ------
Total:         100.00%
               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
------------------   -------
5.000                100.00%
                     ------
Total:               100.00%
                     ======

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-------------------   -------
2.000                 100.00%
                      ------
Total:                100.00%
                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-------------------   -------
8.001 - 9.000           0.50%
9.001 - 10.000         73.80
10.001 - 11.000        25.71
                      ------
Total:                100.00%
                      ======

W.A.: 9.909%
Lowest: 8.875%
Highest: 11.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

Cutoff Rollterm   Percent
---------------   -------
79 - 84           100.00%
                  ------
Total:            100.00%
                  ======

W.A.: 83.1 months
Lowest: 82 months
Highest: 84 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-F Group 4
                                    7-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

--------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by       Original    W.A.     Min.
                      Mortgage     Principal    Principal   Principal    Gross    FICO
Original Balance        Loans        Balance     Balance     Balance    Coupon   Score
--------------------------------------------------------------------------------------
250,001 - 350,000          5     $  1,714,355      1.57%     $343,360   4.998%    711
350,001 - 450,000         77       30,872,735     28.31       401,425   4.935     633
450,001 - 550,000         65       32,444,445     29.75       499,765   4.879     631
550,001 - 650,000         27       16,174,203     14.83       599,735   4.935     661
650,001 - 750,000         25       17,786,092     16.31       712,487   4.918     620
750,001 - 850,000          2        1,599,004      1.47       800,500   4.803     709
850,001 - 950,000          5        4,545,628      4.17       910,250   4.856     736
950,001 - 1,050,000        4        3,920,372      3.59       981,300   4.876     705
--------------------------------------------------------------------------------------
Total:                   210     $109,056,834    100.00%     $519,970   4.909%    620
======================================================================================

---------------------------------------------------------------------------------------
                                                                          W.A.
                       W.A.    Max.      Min.       W.A.       Max.    Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Original Balance      Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------------
250,001 - 350,000      742     777     57.41%     70.05%     94.18%       359        1
350,001 - 450,000      739     831     27.75      66.49      93.26        359        1
450,001 - 550,000      728     794     29.50      67.19      80.00        354        1
550,001 - 650,000      740     807     36.62      66.06      80.00        359        1
650,001 - 750,000      735     838     23.08      61.94      80.00        350        1
750,001 - 850,000      737     763     70.08      70.37      70.70        359        1
850,001 - 950,000      772     789     26.84      55.77      66.15        359        1
950,001 - 1,050,000    740     799     47.41      67.27      80.00        359        1
---------------------------------------------------------------------------------------
Total:                 737     838     23.08%     65.59%     94.18%       356        1
=======================================================================================

Average: $519,970.32
Lowest: $338,100.00
Highest: $998,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original     W.A.    Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
3.751 - 3.875        1      $   540,000      0.50%     $540,000   3.875%    790     790
4.001 - 4.125        1          476,762      0.44       480,000   4.125     728     728
4.126 - 4.250        1          493,170      0.45       493,850   4.250     763     763
4.251 - 4.375        6        2,860,535      2.62       477,399   4.375     652     734
4.376 - 4.500       15        7,722,051      7.08       515,373   4.500     649     732
4.501 - 4.625       21       12,336,925     11.31       588,381   4.625     620     758
4.626 - 4.750       43       20,877,070     19.14       486,234   4.750     666     751
4.751 - 4.875       47       25,232,740     23.14       537,672   4.875     625     730
4.876 - 5.000       20       10,482,525      9.61       524,738   5.000     631     720
5.001 - 5.125       16        8,841,853      8.11       553,191   5.125     637     724
5.126 - 5.250       11        5,118,110      4.69       465,676   5.250     633     728

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
3.751 - 3.875    790     80.00%     80.00%     80.00%       360        0
4.001 - 4.125    728     80.00      80.00      80.00        119        1
4.126 - 4.250    763     61.73      61.73      61.73        359        1
4.251 - 4.375    788     42.06      62.57      78.16        359        1
4.376 - 4.500    809     37.30      67.22      80.00        359        1
4.501 - 4.625    838     26.84      62.43      80.00        346        1
4.626 - 4.750    831     29.50      66.36      93.26        358        1
4.751 - 4.875    809     23.08      62.76      80.00        358        1
4.876 - 5.000    802     48.78      69.21      80.00        359        1
5.001 - 5.125    796     32.45      64.58      80.00        359        1
5.126 - 5.250    787     57.22      68.80      80.00        359        1

5.251 - 5.375        8        4,119,922      3.78       515,507   5.375     647     739
5.376 - 5.500        9        4,400,652      4.04       489,089   5.500     663     721
5.501 - 5.625        6        3,218,001      2.95       536,427   5.625     668     736
5.626 - 5.750        2          885,055      0.81       442,800   5.750     666     723
5.751 - 5.875        2        1,076,465      0.99       538,500   5.875     762     767
5.876 - 6.000        1          375,000      0.34       375,000   6.000     715     715
---------------------------------------------------------------------------------------
Total:             210     $109,056,834    100.00%     $519,970   4.909%    620     737
=======================================================================================

5.251 - 5.375      781     36.62      63.74      94.18        359        1
5.376 - 5.500      775     42.86      67.79      80.00        360        0
5.501 - 5.625      795     37.50      66.58      80.00        360        0
5.626 - 5.750      762     80.00      80.00      80.00        359        1
5.751 - 5.875      772     70.00      75.13      80.00        360        0
5.876 - 6.000      715     75.00      75.00      75.00        360        0
---------------------------------------------------------------------------
Total:             838     23.08%     65.59%     94.18%       356        1
===========================================================================

W.A.: 4.909%
Lowest: 3.875%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate    of Loans     Average
               of         Current        by        Original     W.A.    Min.    W.A.
Credit      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Score         Loans       Balance      Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
825 - 849       2      $  1,061,173      0.97%     $531,265   4.668%    831     836
800 - 824       5         2,490,807      2.28       498,972   4.773     802     805
775 - 799      38        21,390,066     19.61       563,637   4.823     775     787
750 - 774      53        26,716,156     24.50       504,664   4.937     750     764
725 - 749      34        17,278,992     15.84       508,965   4.927     725     737
700 - 724      30        15,268,408     14.00       509,496   4.935     702     714
675 - 699      20        10,278,123      9.42       514,566   4.900     675     686
650 - 674      17         8,963,758      8.22       527,869   5.010     650     663
625 - 649      10         4,902,263      4.50       490,821   4.982     625     638
600 - 624       1           707,089      0.65       708,000   4.625     620     620
------------------------------------------------------------------------------------
Total:        210      $109,056,834    100.00%     $519,970   4.909%    620     737
====================================================================================

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
Credit          FICO   Original   Original   Original    Term to    Loan
Score          Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
825 - 849       838     41.03%     45.65%     54.48%       359        1
800 - 824       809     54.38      68.83      80.00        359        1
775 - 799       799     26.84      67.50      80.00        359        1
750 - 774       774     29.50      67.02      80.00        359        1
725 - 749       749     35.29      63.99      80.00        343        1
700 - 724       724     27.75      67.94      94.18        357        1
675 - 699       697     23.08      58.20      79.99        359        1
650 - 674       672     42.06      68.65      80.00        356        1
625 - 649       649     49.07      63.78      80.00        359        1
600 - 624       620     41.65      41.65      41.65        359        1
------------------------------------------------------------------------
Total:          838     23.08%     65.59%     94.18%       356        1
========================================================================

W.A.: 737
Lowest: 620
Highest: 838

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------------
                                    Percent
          Number      Aggregate     of Loans    Average
            of         Current         by       Original     W.A.    Min.    W.A.
         Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Index     Loans        Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                        W.A.
             Max.      Min.       W.A.       Max.    Remaining   W.A.
             FICO   Original   Original   Original    Term to    Loan
Index       Score     LTV         LTV        LTV      Maturity    Age
---------------------------------------------------------------------

12ML        210     $109,056,834    100.00%     $519,970   4.909%    620     737
--------------------------------------------------------------------------------
Total:      210     $109,056,834    100.00%     $519,970   4.909%    620     737
================================================================================


12ML         838     23.08%     65.59%     94.18%       356        1
---------------------------------------------------------------------
Total:       838     23.08%     65.59%     94.18%       356        1
=====================================================================

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans      Original    W.A.     Min.
                      Mortgage    Principal     by Principal   Principal    Gross    FICO
Loan Purpose            Loans       Balance        Balance      Balance    Coupon   Score
-----------------------------------------------------------------------------------------
Refinance-Rate/Term      120     $ 63,074,930       57.84%      $526,350   4.878%    620
Purchase                  54       27,950,355       25.63        518,144   4.924     647
Refinance-Cashout         36       18,031,549       16.53        501,443   4.994     633
-----------------------------------------------------------------------------------------
Total:                   210     $109,056,834      100.00%      $519,970   4.909%    620
=========================================================================================

---------------------------------------------------------------------------------------
                                                                          W.A.
                       W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO    FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------------
Refinance-Rate/Term    729     838     23.08%     62.31%     80.00%       356        1
Purchase               752     809     41.61      75.03      94.18        355        1
Refinance-Cashout      738     802     37.50      62.41      80.00        359        1
---------------------------------------------------------------------------------------
Total:                 737     838     23.08%     65.59%     94.18%       356        1
=======================================================================================

--------------------------------------------------------------------------------

6. Property Type

-----------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average
                   of         Current       of Loans      Original    W.A.     Min.
                Mortgage    Principal     by Principal   Principal    Gross    FICO
Property Type     Loans       Balance        Balance      Balance    Coupon   Score
-----------------------------------------------------------------------------------
SFR                138     $ 72,306,333       66.30%      $524,605   4.880%    620
PUD Detach          53       27,872,009       25.56        526,593   4.945     633
Condo               15        6,944,329        6.37        463,491   4.929     637
PUD Attach           3        1,334,163        1.22        445,497   5.371     663
3-Family             1          600,000        0.55        600,000   5.500     733
-----------------------------------------------------------------------------------
Total:             210     $109,056,834      100.00%      $519,970   4.909%    620
===================================================================================

---------------------------------------------------------------------------------
                                                                    W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO    FICO   Original   Original   Original    Term to    Loan
Property Type   Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
SFR              738     838     23.08%     64.25%     80.00%       357        1
PUD Detach       732     796     29.50      67.62      94.18        352        1
Condo            750     831     54.38      70.89      80.00        359        1
PUD Attach       671     692     72.68      78.08      80.00        359        1
3-Family         733     733     42.86      42.86      42.86        360        0
---------------------------------------------------------------------------------
Total:           737     838     23.08%     65.59%     94.18%       356        1
=================================================================================

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------
             Number      Aggregate       Percent      Average
               of         Current       of Loans      Original    W.A.     Min.
Occupancy   Mortgage    Principal     by Principal   Principal    Gross    FICO
Status        Loans       Balance        Balance      Balance    Coupon   Score
-------------------------------------------------------------------------------
Primary        199     $102,983,801       94.43%      $518,146   4.904%    620
Secondary        5        3,199,955        2.93        640,775   4.905     689
Investor         6        2,873,079        2.63        479,796   5.089     648
-------------------------------------------------------------------------------
Total:         210     $109,056,834      100.00%      $519,970   4.909%    620
===============================================================================

-----------------------------------------------------------------------------
                                                                W.A.
             W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Occupancy    FICO    FICO   Original   Original   Original    Term to    Loan
Status      Score   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
Primary      737     838     23.08%     66.02%     94.18%       357        1
Secondary    761     793     26.84      53.63      80.00        359        1
Investor     712     770     36.62      63.54      80.00        319        1
-----------------------------------------------------------------------------
Total:       737     838     23.08%     65.59%     94.18%       356        1
=============================================================================

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate     of Loans    Average
                          of         Current         by      Original     W.A.     Min.    W.A.
Geographic             Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution             Loans       Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
California                111     $ 59,300,008     54.38%     $534,847   4.989%    625     736
Virginia                   17        8,838,971      8.10       520,639   4.890     620     722
Florida                    12        6,239,754      5.72       520,458   4.811     672     737
Illinois                    7        3,692,267      3.39       528,213   4.569     692     746
Georgia                     6        3,234,534      2.97       540,243   4.870     730     779
District of Columbia        6        3,157,110      2.89       526,925   4.806     649     742
Massachusetts               5        2,728,160      2.50       546,408   4.839     669     725
Maryland                    5        2,451,286      2.25       491,279   4.657     692     739
North Carolina              5        2,338,319      2.14       468,258   4.804     721     762
Washington                  5        2,225,511      2.04       445,660   5.033     706     757
Arizona                     3        1,522,843      1.40       508,233   4.926     676     735
Nevada                      2        1,419,293      1.30       710,500   5.000     664     701
Minnesota                   3        1,292,406      1.19       431,333   4.865     666     741
Oregon                      3        1,258,994      1.15       420,033   4.643     721     755
Texas                       2        1,094,822      1.00       547,650   5.046     661     693
New York                    2          981,729      0.90       491,500   4.604     665     702
Connecticut                 2          852,500      0.78       426,250   4.813     763     765
Missouri                    2          818,898      0.75       409,965   4.750     732     737
Arkansas                    2          753,788      0.69       377,380   4.629     661     714
Wisconsin                   2          748,767      0.69       375,000   4.809     721     738
Other                       8        4,106,873      3.77       514,447   4.768     667     731
-----------------------------------------------------------------------------------------------
Total:                    210     $109,056,834    100.00%     $519,970   4.909%    620     737
===============================================================================================

--------------------------------------------------------------------------------

                                                                   W.A.
                        Max.     Min.       W.A.        Max.    Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
California              831     23.08%     64.44%     80.00%       356        1
Virginia                838     41.03      60.84      80.00        359        1
Florida                 794     29.50      69.33      94.18        355        1
Illinois                790     27.75      67.19      80.00        359        1
Georgia                 799     26.84      57.59      80.00        359        1
District of Columbia    807     46.91      65.71      80.00        359        1
Massachusetts           750     51.96      66.98      75.00        359        1
Maryland                784     37.30      64.40      93.26        358        2
North Carolina          794     48.11      68.22      79.26        359        1
Washington              793     48.78      68.14      80.00        359        1
Arizona                 778     57.41      68.44      73.68        359        1
Nevada                  739     69.90      74.26      78.48        359        1
Minnesota               788     71.56      77.01      80.00        359        1
Oregon                  777     66.73      74.77      80.00        359        1
Texas                   747     79.13      79.37      79.51        360        0
New York                754     57.50      66.84      80.00        359        1
Connecticut             768     66.15      69.16      72.22        360        0
Missouri                743     55.99      67.39      77.82        359        1
Arkansas                768     63.52      71.80      79.83        359        1
Wisconsin               757     53.63      63.91      73.15        359        1
Other                   768     61.25      71.94      80.00        331        1
--------------------------------------------------------------------------------
Total:                  838     23.08%     65.59%     94.18%       356        1
================================================================================

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------
                                              Percent
                    Number      Aggregate     of Loans    Average
                      of         Current         by      Original     W.A.     Min.    W.A.
County             Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution         Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
Los Angeles            21     $ 10,970,326     10.06%     $523,132   4.992%    625     730

-----------------------------------------------------------------------------
                                                                W.A.
                     Max.     Min.       W.A.        Max.    Remaining   W.A.
County               FICO   Original   Original   Original    Term to    Loan
Distribution        Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------
Los Angeles          809     32.45%     61.56%     79.27%       344        1

San Mateo              15        8,094,877      7.42       540,269   5.056     636     728
Orange                 14        7,392,471      6.78       528,660   5.022     631     739
Santa Clara            12        6,917,025      6.34       577,017   5.033     652     750
Alameda                 8        4,301,104      3.94       538,152   4.948     633     748
Fairfax                 8        4,060,492      3.72       508,204   4.875     652     723
San Francisco           6        3,186,902      2.92       531,657   5.197     637     746
Dist Of Columbia        6        3,157,110      2.89       526,925   4.806     649     742
Placer                  5        3,062,079      2.81       613,200   5.001     705     731
Arlington               6        3,005,023      2.76       501,706   4.794     650     745
Other                 109       54,909,424     50.35       504,403   4.830     620     736
-------------------------------------------------------------------------------------------
Total:                210     $109,056,834    100.00%     $519,970   4.909%    620     737
===========================================================================================

San Mateo           831     23.08      61.30      80.00        359        1
Orange              809     54.00      65.06      80.00        359        1
Santa Clara         799     37.50      70.92      80.00        359        1
Alameda             796     35.29      64.98      80.00        359        1
Fairfax             838     41.03      59.56      80.00        359        1
San Francisco       796     36.62      52.95      65.00        359        1
Dist Of Columbia    807     46.91      65.71      80.00        359        1
Placer              787     55.73      66.58      73.00        359        1
Arlington           802     55.88      63.60      80.00        359        1
Other               799     26.84      67.70      94.18        356        1
----------------------------------------------------------------------------
Total:              838     23.08%     65.59%     94.18%       356        1
============================================================================

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original LTV      Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
20.01 - 25.00        1     $    749,078      0.69%     $750,000   4.875%    687     687
25.01 - 30.00        3        1,795,476      1.65       599,259   4.658     709     765
30.01 - 35.00        1          484,018      0.44       485,160   5.125     685     685
35.01 - 40.00        6        3,135,002      2.87       523,643   4.963     692     743
40.01 - 45.00        8        4,515,376      4.14       565,128   4.840     620     724
45.01 - 50.00        6        3,724,858      3.42       621,752   4.867     625     706
50.01 - 55.00        8        3,164,375      2.90       395,986   4.855     669     760
55.01 - 60.00       30       15,426,005     14.14       514,885   4.911     631     732
60.01 - 65.00       23       12,775,375     11.71       556,099   4.876     637     737
65.01 - 70.00       28       14,910,374     13.67       533,219   4.998     633     729
70.01 - 75.00       36       18,345,362     16.82       510,301   4.875     650     743
75.01 - 80.00       58       29,286,725     26.85       505,434   4.924     633     743
90.01 - 95.00        2          744,811      0.68       373,300   5.033     702     706
----------------------------------------------------------------------------------------
Total:             210     $109,056,834    100.00%     $519,970   4.909%    620     737
========================================================================================

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
20.01 - 25.00    687     23.08%     23.08%     23.08%       359        1
25.01 - 30.00    789     26.84      27.76      29.50        359        1
30.01 - 35.00    685     32.45      32.45      32.45        358        2
35.01 - 40.00    770     35.29      37.44      38.98        307        1
40.01 - 45.00    838     41.03      42.29      43.89        359        1
45.01 - 50.00    779     46.91      47.98      49.07        359        1
50.01 - 55.00    831     50.67      52.95      54.48        359        1
55.01 - 60.00    802     55.18      57.14      60.00        359        1
60.01 - 65.00    796     60.24      62.49      65.00        359        1
65.01 - 70.00    799     65.81      68.16      70.00        359        1
70.01 - 75.00    791     70.08      72.64      75.00        357        1
75.01 - 80.00    809     75.19      79.11      80.00        354        1
90.01 - 95.00    711     93.26      93.68      94.18        358        2
-------------------------------------------------------------------------
Total:           838     23.08%     65.59%     94.18%       356        1
=========================================================================

W.A.: 65.59%
Lowest: 23.08%
Highest: 94.18%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
Original        Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Term              Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
120                  2     $  1,154,511      1.06%     $581,116   4.419%    728     740
300                  2          974,215      0.89       487,950   4.811     672     691
360                206      106,928,108     98.05       519,688   4.915     620     737
----------------------------------------------------------------------------------------
Total:             210     $109,056,834    100.00%     $519,970   4.909%    620     737
========================================================================================

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
Original         FICO   Original   Original   Original    Term to    Loan
Term            Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
120              749     38.98%     55.92%     80.00%       119        1
300              710     71.64      74.30      76.88        299        1
360              838     23.08      65.61      94.18        359        1
-------------------------------------------------------------------------
Total:           838     23.08%     65.59%     94.18%       356        1
=========================================================================

W.A.: 356.9 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-F
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $1,644,988,940.62
Loan Count: 3,644
Cut-off Date: 2004-06-01
Avg. Loan Balance: $451,423.97
Avg. Orig. Balance: $451,881.35
Accelerated Docs: 64.57%
W.A. FICO: 738
W.A. Orig. LTV: 67.57%
W.A. Cut-Off LTV: 67.52%
W.A. Gross Coupon: 4.440%
W.A. Net Coupon: 4.170%
W.A. Svcg Fee: 0.267%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 OLTV: 2.79%
% over 100 OLTV: 0.00%
% with PMI: 2.79%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.56%
W.A. MI Adjusted LTV: 66.86%
% Second Lien: 0.00%
% with Prepay Penalty: 0.36%
% Balloon: 0.00%
Max. Zipcode Conc.:0.75%

* FICO not available for 5 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

Original Balance          Percent
----------------          -------
<= $250,000                 6.79%
$250,001 - $350,000         8.75
$350,001 - $450,000        23.26
$450,001 - $550,000        19.68
$550,001 - $650,000        14.04
$650,001 - $750,000        10.02
$750,001 - $850,000         4.55
$850,001 - $950,000         3.79

$950,001 - $1,050,000       5.47
$1,050,001 - $1,150,000     0.68
$1,150,001 - $1,250,000     2.14
over $1,250,001             0.83
                          ------
Total:                    100.00%
                          ======

Average: $451,881.35
Lowest: $43,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

Cut-Off Balance           Percent
---------------           -------
<= $250,000                 6.79%
$250,001 - $350,000         8.79
$350,001 - $450,000        23.33
$450,001 - $550,000        19.61
$550,001 - $650,000        14.13
$650,001 - $750,000         9.90
$750,001 - $850,000         4.55
$850,001 - $950,000         3.79
$950,001 - $1,050,000       5.53
$1,050,001 - $1,150,000     0.68
$1,150,001 - $1,250,000     2.07
>= $1,250,001               0.83
                          ------
Total:                    100.00%
                          ======

Average: $451,423.97
Lowest: $42,850.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

Lien Position   Percent
-------------   -------
1               100.00%
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

5. Buydown Agreement

Buydown Agreement   Percent
-----------------   -------
N                    99.95%
Y                     0.05
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

6. Loan Type

Loan Type              Percent
---------              -------
Conventional w/ PMI      2.79%
Conventional w/o PMI    97.21
                       ------
Total:                 100.00%
                       ======

--------------------------------------------------------------------------------

7. Coupon

Coupon          Percent
------          -------
2.751 - 3.000     0.15%
3.001 - 3.250     0.26
3.251 - 3.500     0.45
3.501 - 3.750     3.96
3.751 - 4.000    11.08
4.001 - 4.250    23.86
4.251 - 4.500    27.17
4.501 - 4.750    14.37
4.751 - 5.000    12.12
5.001 - 5.250     4.49
5.251 - 5.500     1.67

5.501 - 5.750     0.27
5.751 - 6.000     0.13
                ------
Total:          100.00%
                ======

W.A.: 4.440%
Lowest: 2.875%
Highest: 6.000%

--------------------------------------------------------------------------------

8. Credit Score

Credit Score   Percent
------------   -------
800 - 849        4.21%
750 - 799       42.24
700 - 749       33.02
650 - 699       16.57
600 - 649        3.87
N/A              0.09
               ------
Total:         100.00%
               ======

W.A.: 738
Lowest: 620
Highest: 838

--------------------------------------------------------------------------------

9. PMI Providers

PMI Providers   Percent
-------------   -------
NONE             97.21%
UGRIC             0.78
RMIC              0.61
PMIC              0.46
RGIC              0.36
GEMIC             0.36
TGIC              0.13
MGIC              0.08
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

10. Product Type

Product Type         Percent
------------         -------
5YR IO 12 MO LIBOR    50.88%
5/25 12 MO LIBOR      27.59
3/27 12 MO LIBOR      13.87
7/23 12 MO LIBOR       6.50
5/10 12 MO LIBOR       0.48
Other                  0.69
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

11. Index

Index    Percent
-----    -------
12ML     100.00%
         ------
Total:   100.00%
         ======

--------------------------------------------------------------------------------

12. Loan Purpose

Loan Purpose          Percent
------------          -------
Refinance-Rate/Term    47.01%
Purchase               36.65
Refinance-Cashout      16.33
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

13. Times 30 Days DLQ

Times 30 Days DLQ   Percent
-----------------   -------
0                    99.99%
1                     0.01
                    ------
Total:              100.00%
                    ======

--------------------------------------------------------------------------------

14. Property Type

Property Type   Percent
-------------   -------
SFR              63.43%
PUD Detach       21.85
Condo            11.26
PUD Attach        2.18
2-Family          0.62
Townhouse         0.34
3-Family          0.17
4-Family          0.10
Cooperative       0.06
                ------
Total:          100.00%
                ======

--------------------------------------------------------------------------------

15. Occupancy Status

Occupancy Status   Percent
----------------   -------
Primary             90.61%
Secondary            7.94
Investor             1.45
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

16. Documentation

Documentation    Percent
-------------    -------
Rapid             46.56%
Standard          35.43
Reduced           16.65
All Ready Home     1.31
Stated             0.06
                 ------
Total:           100.00%
                 ======

--------------------------------------------------------------------------------

17. State

State        Percent
-----        -------
California    60.46%
Florida        6.44
Illinois       5.01
Virginia       3.73
Maryland       2.12
Other         22.23
             ------
Total:       100.00%
             ======

--------------------------------------------------------------------------------

18. California

California            Percent
----------            -------
Northern California    52.26%
Southern California    47.74
                      ------
Total:                100.00%
                      ======

--------------------------------------------------------------------------------

19. Zip Code

Zip Code   Percent
--------   -------

94583        0.75%
94010        0.74
92130        0.68
94558        0.67
94566        0.66
Other       96.49
           ------
Total:     100.00%
           ======

--------------------------------------------------------------------------------

20. Convertible Flag

Convertible Flag   Percent
----------------   -------
N                  100.00%
                   ------
Total:             100.00%
                   ======

--------------------------------------------------------------------------------

21. Delinquency*

Delinquency*   Percent
------------   -------
0-29 days      100.00%
               ------
Total:         100.00%
               ======

* MBA method

--------------------------------------------------------------------------------

22. OLTV

OLTV            Percent
----            -------
<= 20.00          0.89%
20.01 - 30.00     1.87
30.01 - 40.00     3.86
40.01 - 50.00     7.74
50.01 - 60.00    11.75

60.01 - 70.00    19.20
70.01 - 80.00    51.89
>= 80.01          2.79
                ------
Total:          100.00%
                ======

W.A.: 67.57%
Lowest: 9.34%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

Cut-Off LTV     Percent
-----------     -------
<= 20.00          0.89%
20.01 - 30.00     1.87
30.01 - 40.00     3.89
40.01 - 50.00     7.74
50.01 - 60.00    11.93
60.01 - 70.00    19.11
70.01 - 80.00    51.79
>= 80.01          2.79
                ------
Total:          100.00%
                ======

W.A.: 67.52%
Lowest: 9.34%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

Prepayment Penalty Term   Percent
-----------------------   -------
0                          99.64%
36                          0.36
                          ------
Total:                    100.00%
                          ======

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

Prepayment Penalty   Percent
------------------   -------
2%ofPPAmnt>20%         0.36%
NONE                  99.64
                     ------
Total:               100.00%
                     ======

--------------------------------------------------------------------------------

26. Original Term

Original Term   Percent
-------------   -------
120               0.33%
180               0.50
240               0.08
300               0.12
336               0.02
348               0.11
360              98.84
                ------
Total:          100.00%
                ======

W.A.: 358.1 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
----------------------   -------
240 or less                 0.91%
295 - 300                   0.12
331 - 336                   0.02
343 - 348                   0.14
349 - 354                   0.43
355 - 360                  98.37
                          ------
Total:                    100.00%
                          ======

W.A.: 357.3 months
Lowest: 112 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

Cutoff Loan Age   Percent
---------------   -------
0                  22.95%
1 - 6              76.61
7 - 12              0.39
13 - 18             0.04
                  ------
Total:            100.00%
                  ======

W.A.: 0.9 months
Lowest: 0 months
Highest: 13 months

--------------------------------------------------------------------------------

29. Gross Margin

Gross Margin   Percent
------------   -------
2.250          100.00%
               ------
Total:         100.00%
               ======

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

Initial Cap (ARMs)   Percent
------------------   -------
2.000                 13.94%
5.000                 86.06
                     ------
Total:               100.00%
                     ======

W.A.: 4.582%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

Periodic Cap (ARMs)   Percent
-------------------   -------
2.000                 100.00%
                      ------
Total:                100.00%
                      ======

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

Maximum Rate (ARMs)   Percent
-------------------   -------
8.000 or less           0.06%
8.001 - 9.000           9.04
9.001 - 10.000         77.40
10.001 - 11.000        13.36
11.001 - 12.000         0.14
                      ------
Total:                100.00%
                      ======

W.A.: 9.579%
Lowest: 8.000%
Highest: 11.250%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

Cutoff Rollterm   Percent
---------------   -------
25 - 30             0.09%
31 - 36            13.86
43 - 48             0.04
49 - 54             0.39

55 - 60            78.99
79 - 84             6.63
                  ------
Total:            100.00%
                  ======

W.A.: 57.4 months
Lowest: 28 months
Highest: 84 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-F
                                 Total Combined

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                                                     Percent
                         Number       Aggregate      of Loans     Average
                           of          Current          by       Original     W.A.     Min.    W.A.
                        Mortgage      Principal     Principal    Principal    Gross    FICO    FICO
Original Balance          Loans        Balance       Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
<= 250,000                  642    $  111,747,375      6.79%    $  174,093    4.514%   622     736
250,001 - 350,000           471       143,958,658      8.75        305,739    4.522    624     736
350,001 - 450,000           956       382,669,694     23.26        400,672    4.453    623     737
450,001 - 550,000           653       323,747,531     19.68        496,438    4.431    623     740
550,001 - 650,000           386       231,020,830     14.04        598,980    4.426    632     739
650,001 - 750,000           233       164,753,503     10.02        708,199    4.413    620     736
750,001 - 850,000            94        74,815,089      4.55        796,499    4.356    629     738
850,001 - 950,000            69        62,266,069      3.79        902,987    4.308    625     743
950,001 - 1,050,000          91        89,996,102      5.47        989,382    4.404    634     742
1,050,001 - 1,150,000        10        11,150,983      0.68      1,115,098    4.435    651     727
1,150,001 - 1,250,000        29        35,149,913      2.14      1,219,723    4.377    671     741
1,250,001 - 1,350,000         5         6,709,934      0.41      1,342,606    4.799    658     696
1,350,001 - 1,450,000         4         5,503,260      0.33      1,376,250    4.937    714     737
1,450,001 - 1,550,000         1         1,500,000      0.09      1,500,000    4.250    679     679
---------------------------------------------------------------------------------------------------
Total:                    3,644    $1,644,988,941    100.00%    $  451,881    4.440%   620     738
===================================================================================================

---------------------------------------------------------------------------------

                                                                   W.A.
                         Max.     Min.       W.A.        Max.    Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
<= 250,000               825     10.00%     73.06%     95.00%       359        1
250,001 - 350,000        817      9.34      71.55      95.00        359        1
350,001 - 450,000        832     10.99      69.50      95.00        357        1
450,001 - 550,000        817     14.98      67.84      95.00        356        1
550,001 - 650,000        816     13.04      67.10      80.00        358        1
650,001 - 750,000        838     23.08      65.49      80.00        357        1
750,001 - 850,000        809     13.28      63.30      80.00        351        1
850,001 - 950,000        806     15.95      63.33      80.00        359        1
950,001 - 1,050,000      810     14.29      58.79      80.00        359        1
1,050,001 - 1,150,000    786     46.74      65.90      80.00        359        1
1,150,001 - 1,250,000    791     30.50      63.19      80.00        359        1
1,250,001 - 1,350,000    775     62.79      67.89      80.00        359        1
1,350,001 - 1,450,000    758     52.41      67.95      80.00        359        1
1,450,001 - 1,550,000    679     60.00      60.00      60.00        359        1
---------------------------------------------------------------------------------
Total:                   838      9.34%     67.57%     95.00%       357        1
=================================================================================

Average: $451,881.35
Lowest: $43,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------------
                                                     Percent
                         Number       Aggregate      of Loans    Average
                           of          Current          by      Original     W.A.     Min.    W.A.
Gross                   Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Coupon                    Loans        Balance       Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
2.751 - 2.875                 1    $      491,137      0.03%     $492,000    2.875%   783     783
2.876 - 3.000                 3         1,971,811      0.12       660,750    3.000    703     749
3.001 - 3.125                 2         1,625,289      0.10       812,960    3.125    709     722
3.126 - 3.250                 5         2,707,385      0.16       542,038    3.250    670     706

---------------------------------------------------------------------------------

                                                                   W.A.
                         Max.     Min.       W.A.        Max.    Remaining   W.A.
Gross                    FICO   Original   Original   Original    Term to    Loan
Coupon                  Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
2.751 - 2.875            783     80.00%     80.00%     80.00%       359        1
2.876 - 3.000            777     75.00      77.66      80.00        357        3
3.001 - 3.125            726     64.43      68.03      80.00        360        0
3.126 - 3.250            739     62.50      71.02      80.00        359        1

3.251 - 3.375                 1           398,711      0.02       400,000    3.375    751     751
3.376 - 3.500                14         6,996,342      0.43       500,212    3.500    663     728
3.501 - 3.625                45        21,180,803      1.29       471,348    3.625    633     738
3.626 - 3.750                94        43,929,461      2.67       468,366    3.750    664     751
3.751 - 3.875               162        77,832,018      4.73       480,967    3.875    627     744
3.876 - 4.000               219       104,411,665      6.35       477,181    4.000    629     743
4.001 - 4.125               306       145,682,168      8.86       476,585    4.125    625     741
4.126 - 4.250               528       246,803,089     15.00       467,827    4.250    622     744
4.251 - 4.375               477       224,881,798     13.67       472,301    4.375    622     742
4.376 - 4.500               492       222,137,156     13.50       451,804    4.500    623     738
4.501 - 4.625               264       109,855,130      6.68       416,399    4.625    620     733
4.626 - 4.750               295       126,562,084      7.69       429,337    4.750    627     735
4.751 - 4.875               277       117,353,529      7.13       423,901    4.875    622     728
4.876 - 5.000               198        82,090,654      4.99       415,283    5.000    622     728
5.001 - 5.125               111        42,498,157      2.58       383,059    5.125    629     726
5.126 - 5.250                76        31,359,529      1.91       412,765    5.250    624     717
5.251 - 5.375                37        15,680,575      0.95       423,948    5.375    631     727
5.376 - 5.500                22        11,830,564      0.72       538,006    5.500    628     703
5.501 - 5.625                 6         3,218,001      0.20       536,427    5.625    668     736
5.626 - 5.750                 4         1,275,417      0.08       321,313    5.750    666     721
5.751 - 5.875                 4         1,841,465      0.11       460,500    5.875    701     758
5.876 - 6.000                 1           375,000      0.02       375,000    6.000    715     715
--------------------------------------------------------------------------------------------------
Total:                    3,644    $1,644,988,941    100.00%     $451,881    4.440%   620     738
==================================================================================================

3.251 - 3.375            751     30.77      30.77      30.77        358        2
3.376 - 3.500            816     26.62      64.15      80.00        359        1
3.501 - 3.625            810     31.07      69.78      80.00        355        1
3.626 - 3.750            809     25.33      66.92      94.49        357        1
3.751 - 3.875            825     17.40      66.68      95.00        358        1
3.876 - 4.000            811     14.29      66.54      95.00        358        1
4.001 - 4.125            810     18.57      67.12      94.98        355        1
4.126 - 4.250            819      9.34      64.64      95.00        357        1
4.251 - 4.375            817     13.04      65.60      95.00        356        1
4.376 - 4.500            817     13.28      67.99      95.00        358        1
4.501 - 4.625            838     10.00      68.64      95.00        358        1
4.626 - 4.750            832     16.67      69.26      95.00        357        1
4.751 - 4.875            816     14.33      68.95      95.00        358        1
4.876 - 5.000            819     21.25      71.23      95.00        359        1
5.001 - 5.125            817     32.45      71.54      95.00        359        1
5.126 - 5.250            804     49.69      73.72      95.00        360        0
5.251 - 5.375            789     36.62      72.21      95.00        360        0
5.376 - 5.500            775     42.86      71.89      95.00        359        1
5.501 - 5.625            795     37.50      66.58      80.00        360        0
5.626 - 5.750            762     65.00      80.40      90.00        339        2
5.751 - 5.875            793     48.67      74.06      94.34        360        0
5.876 - 6.000            715     75.00      75.00      75.00        360        0
---------------------------------------------------------------------------------
Total:                   838      9.34%     67.57%     95.00%       357        1
=================================================================================

W.A.: 4.440%
Lowest: 2.875%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------
                                                     Percent
                         Number       Aggregate      of Loans    Average
                           of          Current          by      Original     W.A.     Min.    W.A.
Credit                  Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Score                     Loans        Balance       Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
825 - 849                     4    $    1,637,173      0.10%     $409,633    4.610%    825    834
800 - 824                   165        67,572,435      4.11       409,815    4.383     800    806
775 - 799                   685       313,241,988     19.04       457,744    4.387     775    786
750 - 774                   830       381,556,426     23.20       460,345    4.427     750    762
725 - 749                   638       293,068,896     17.82       459,904    4.400     725    737

---------------------------------------------------------------------------------

                                                                   W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
Credit                   FICO   Original   Original   Original    Term to    Loan
Score                   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
825 - 849                838     41.03%     58.82%     84.66%       299        1
800 - 824                819     11.07      63.79      95.00        358        1
775 - 799                799     14.29      64.62      95.00        358        1
750 - 774                774     13.04      67.24      95.00        356        1
725 - 749                749      9.34      68.32      95.00        357        1

700 - 724                   544       250,123,567     15.21       460,194    4.435     700    712
675 - 699                   397       176,597,298     10.74       445,092    4.510     675    688
650 - 674                   225        95,996,817      5.84       426,922    4.563     650    662
625 - 649                   140        59,091,974      3.59       422,348    4.646     625    638
600 - 624                    11         4,543,660      0.28       413,269    4.705     620    622
N/A                           5         1,558,705      0.09       311,741    4.512   *****      0
--------------------------------------------------------------------------------------------------
Total:                    3,644    $1,644,988,941    100.00%     $451,881    4.440%    620    738
==================================================================================================

700 - 724                724     10.00      68.59      95.00        357        1
675 - 699                699     21.60      69.45      95.00        358        1
650 - 674                674     10.99      71.37      95.00        359        1
625 - 649                649     16.67      69.86      95.00        359        1
600 - 624                624     33.92      66.65      86.74        359        1
N/A                        0     80.00      83.54      95.00        358        2
---------------------------------------------------------------------------------
Total:                   838      9.34%     67.57%     95.00%       357        1
=================================================================================

W.A.: 738
Lowest: 620
Highest: 838

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------
                                                     Percent
                         Number       Aggregate      of Loans    Average
                           of          Current          by      Original     W.A.     Min.    W.A.
                        Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Index                     Loans        Balance       Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
12ML                      3,644    $1,644,988,941    100.00%     $451,881    4.440%   620     738
--------------------------------------------------------------------------------------------------
Total:                    3,644    $1,644,988,941    100.00%     $451,881    4.440%   620     738
==================================================================================================

---------------------------------------------------------------------------------

                                                                   W.A.
                         Max.     Min.       W.A.        Max.    Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Index                   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
12ML                     838      9.34%     67.57%     95.00%       357        1
---------------------------------------------------------------------------------
Total:                   838      9.34%     67.57%     95.00%       357        1
=================================================================================

--------------------------------------------------------------------------------

5. Loan Purpose

--------------------------------------------------------------------------------------------------
                                                     Percent
                         Number       Aggregate      of Loans    Average
                           of          Current          by      Original     W.A.     Min.    W.A.
                        Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Loan Purpose              Loans        Balance       Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
Refinance-Rate/Term       1,592    $  773,388,934     47.01%     $486,411    4.380%   620     738
Purchase                  1,401       602,938,261     36.65       430,757    4.470    623     740
Refinance-Cashout           651       268,661,746     16.33       412,900    4.543    622     733
--------------------------------------------------------------------------------------------------
Total:                    3,644    $1,644,988,941    100.00%     $451,881    4.440%   620     738
==================================================================================================

---------------------------------------------------------------------------------

                                                                   W.A.
                         Max.     Min.       W.A.        Max.    Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Loan Purpose            Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
Refinance-Rate/Term      838      9.34%     61.63%     95.00%       356        1
Purchase                 832     20.83      76.61      95.00        358        1
Refinance-Cashout        819     16.67      64.41      87.43        359        1
---------------------------------------------------------------------------------
Total:                   838      9.34%     67.57%     95.00%       357        1
=================================================================================

--------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------------
                                                Percent
                         Number    Aggregate    of Loans    Average
                           of       Current        by      Original     W.A.     Min.    W.A.
Property                Mortgage   Principal   Principal   Principal    Gross    FICO    FICO
Type                      Loans     Balance     Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                   W.A.
                         Max.     Min.       W.A.        Max.    Remaining   W.A.
Property                 FICO   Original   Original   Original    Term to    Loan
Type                    Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------

SFR                      2,218    $1,043,366,683     63.43%    $  470,974   4.437%  620   738
PUD Detach                 767       359,379,857     21.85        468,862   4.422   623   737
Condo                      506       185,171,701     11.26        366,214   4.484   622   742
PUD Attach                 107        35,838,336      2.18        335,114   4.473   629   742
2-Family                    19        10,217,712      0.62        538,418   4.418   654   730
Townhouse                   18         5,544,254      0.34        308,179   4.175   638   731
3-Family                     5         2,818,211      0.17        564,420   4.946   629   708
4-Family                     3         1,617,185      0.10        540,553   4.746   699   723
Cooperative                  1         1,035,000      0.06      1,035,000   4.375   779   779
----------------------------------------------------------------------------------------------
Total:                   3,644    $1,644,988,941    100.00%    $  451,881   4.440%  620   738
==============================================================================================

SFR                     838      9.34%     65.98%     95.00%       357        1
PUD Detach              816     18.57      68.28      95.00        356        1
Condo                   831     19.74      73.96      95.00        359        1
PUD Attach              817     33.68      74.79      95.00        359        1
2-Family                813     12.38      61.56      80.00        359        1
Townhouse               790     64.02      78.03      95.00        359        1
3-Family                775     41.34      57.01      79.98        359        1
4-Family                782     73.33      77.72      80.00        358        2
Cooperative             779     50.00      50.00      50.00        360        0
--------------------------------------------------------------------------------
Total:                  838      9.34%     67.57%     95.00%       357        1
================================================================================

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------------
                                                    Percent
                        Number       Aggregate      of Loans    Average
                          of          Current          by       Original    W.A.     Min.    W.A.
Occupancy              Mortgage      Principal     Principal   Principal   Gross     FICO    FICO
Status                   Loans        Balance       Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Primary                  3,254    $1,490,588,244     90.61%     $458,549   4.433%    620     737
Secondary                  320       130,625,278      7.94       408,531   4.450     624     748
Investor                    70        23,775,418      1.45       340,092   4.827     629     743
-------------------------------------------------------------------------------------------------
Total:                   3,644    $1,644,988,941    100.00%     $451,881   4.440%    620     738
=================================================================================================

--------------------------------------------------------------------------------
                                                       W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Occupancy               FICO   Original   Original   Original    Term to    Loan
Status                 Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
Primary                 838      9.34%     67.31%     95.00%       357        1
Secondary               832     20.83      70.04      90.00        356        1
Investor                810     34.91      70.69      90.00        353        1
--------------------------------------------------------------------------------
Total:                  838      9.34%     67.57%     95.00%       357        1
================================================================================

--------------------------------------------------------------------------------

8. Geographic Distribution

-------------------------------------------------------------------------------------------------
                                                    Percent
                        Number      Aggregate       of Loans    Average
                          of         Current           by       Original    W.A.     Min.    W.A.
Geographic             Mortgage     Principal      Principal   Principal    Gross    FICO    FICO
Distribution            Loans        Balance        Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
California               1,992    $  994,516,834     60.46%     $499,685   4.473%    622     738
Florida                    306       105,980,299      6.44       347,211   4.467     624     736
Illinois                   152        82,433,014      5.01       542,725   4.255     622     739
Virginia                   158        61,436,879      3.73       389,107   4.332     620     739
Maryland                    95        34,911,035      2.12       367,826   4.383     622     739
North Carolina              90        34,400,167      2.09       382,514   4.296     638     746
South Carolina              90        33,860,740      2.06       376,790   4.292     629     743
Nevada                      94        31,700,322      1.93       337,350   4.498     627     732
Georgia                     88        31,192,586      1.90       354,733   4.356     622     735

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
California              832      9.34%     66.05%     95.00%       358        1
Florida                 817     20.10      72.26      95.00        357        1
Illinois                816     13.28      65.94      95.00        359        1
Virginia                838     33.16      69.32      95.00        359        1
Maryland                816     22.45      71.23      95.00        353        1
North Carolina          813     22.52      68.61      95.00        356        1
South Carolina          805     20.87      68.04      95.00        355        1
Nevada                  809     20.83      73.98      95.00        359        1
Georgia                 811     25.45      66.46      95.00        350        1

Arizona                     76        25,362,592      1.54       333,901   4.509     637     741
Washington                  58        25,056,121      1.52       432,361   4.419     633     749
Texas                       58        23,159,821      1.41       399,659   4.459     624     739
Colorado                    59        22,777,614      1.38       386,231   4.478     625     730
District of Columbia        44        18,782,886      1.14       427,425   4.426     649     747
Massachusetts               34        17,479,196      1.06       514,737   4.406     626     724
Connecticut                 26        12,674,333      0.77       487,629   4.369     638     746
Missouri                    21         8,483,998      0.52       409,583   4.500     625     726
Minnesota                   20         8,407,371      0.51       420,846   4.540     666     750
Oregon                      26         7,610,615      0.46       292,924   4.539     630     767
Wisconsin                   15         7,458,680      0.45       497,680   4.267     656     737
Other                      142        57,303,836      3.48       403,864   4.392     623     723
-------------------------------------------------------------------------------------------------
Total:                   3,644    $1,644,988,941    100.00%     $451,881   4.440%    620     738
=================================================================================================

Arizona                 817     35.00      70.54      95.00        359        1
Washington              806     18.68      67.51      95.00        350        1
Texas                   801     33.06      72.32      95.00        359        1
Colorado                802     27.46      74.27      95.00        359        1
District of Columbia    807     19.47      69.01      80.00        359        1
Massachusetts           789     22.16      66.39      95.00        359        1
Connecticut             798     37.21      62.11      95.00        359        1
Missouri                799     31.82      69.13      80.00        351        2
Minnesota               800     41.18      72.41      95.00        359        1
Oregon                  813     29.81      69.37      80.00        351        1
Wisconsin               806     24.88      69.68      80.00        359        1
Other                   815     27.93      73.55      95.00        355        1
--------------------------------------------------------------------------------
Total:                  838      9.34%     67.57%     95.00%       357        1
================================================================================

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------------
                                                    Percent
                        Number       Aggregate      of Loans    Average
                          of          Current          by       Original    W.A.     Min.    W.A.
County                 Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Distribution             Loans        Balance       Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
Los Angeles                349    $  175,520,066      10.67%    $503,544   4.503%    623     734
Santa Clara                234       125,194,936       7.61      535,468   4.410     629     744
Orange                     245       124,232,475       7.55      507,420   4.516     629     733
San Diego                  209       107,128,494       6.51      512,837   4.443     623     739
San Mateo                  160        90,887,545       5.53      568,640   4.460     627     738
Alameda                    156        75,029,471       4.56      481,334   4.444     631     744
Cook                        91        51,668,653       3.14      568,213   4.268     622     742
Contra Costa               106        51,321,819       3.12      484,527   4.468     622     728
San Francisco               85        46,542,770       2.83      548,384   4.537     637     747
Fairfax                     71        30,007,263       1.82      422,946   4.282     627     740
Other                    1,938       767,455,449      46.65      396,460   4.424     620     738
-------------------------------------------------------------------------------------------------
Total:                   3,644    $1,644,988,941     100.00%    $451,881   4.440%    620     738
=================================================================================================

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.        Max.    Remaining   W.A.
County                  FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV      Maturity   Age
--------------------------------------------------------------------------------
Los Angeles             816     17.80%     65.15%     95.00%       357        1
Santa Clara             819      9.34      66.00      89.97        359        1
Orange                  817     10.00      65.36      92.18        356        1
San Diego               817     18.46      65.80      95.00        359        1
San Mateo               831     15.32      62.23      94.98        357        1
Alameda                 813     24.07      70.36      95.00        359        1
Cook                    816     13.28      63.89      95.00        359        1
Contra Costa            813     20.70      68.29      90.00        359        1
San Francisco           809     13.04      65.71      90.00        357        1
Fairfax                 838     33.16      68.52      90.00        358        1
Other                   832     12.38      69.63      95.00        357        1
--------------------------------------------------------------------------------
Total:                  838      9.34%     67.57%     95.00%       357        1
================================================================================

--------------------------------------------------------------------------------

10. Original LTV

--------------------------------------------------------------------------
            Number   Aggregate    Percent    Average
              of      Current    of Loans   Original    W.A.   Min.   W.A.

----------------------------------------------------------
                                             W.A.
            Max.     Min.   W.A.   Max.   Remaining   W.A.

------------------------------------------------------------------------------------------
                                                by
                Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Original LTV      Loans        Balance       Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
5.01 - 10.00          2    $      444,000      0.03%     $222,000   4.343%    716     735
10.01 - 15.00         9         5,072,004      0.31       563,818   4.324     660     767
15.01 - 20.00        16         9,082,680      0.55       568,341   4.373     627     753
20.01 - 25.00        24        10,147,432      0.62       423,040   4.342     675     738
25.01 - 30.00        45        20,627,564      1.25       460,128   4.304     639     765
30.01 - 35.00        53        26,785,451      1.63       506,303   4.342     623     749
35.01 - 40.00        76        36,685,425      2.23       483,941   4.359     645     751
40.01 - 45.00       106        51,836,944      3.15       489,687   4.384     620     743
45.01 - 50.00       140        75,539,738      4.59       540,736   4.375     625     745
50.01 - 55.00       138        69,154,744      4.20       501,542   4.357     624     751
55.01 - 60.00       236       124,124,957      7.55       526,384   4.471     625     736
60.01 - 65.00       306       154,243,296      9.38       505,228   4.430     629     738
65.01 - 70.00       329       161,675,522      9.83       491,768   4.450     625     733
70.01 - 75.00       479       225,861,627     13.73       471,912   4.442     622     733
75.01 - 80.00     1,507       627,780,346     38.16       416,816   4.457     622     738
80.01 - 85.00        14         4,532,615      0.28       323,828   4.499     625     715
85.01 - 90.00        86        24,438,402      1.49       284,257   4.614     622     710
90.01 - 95.00        78        16,956,194      1.03       217,473   4.705     629     704
------------------------------------------------------------------------------------------
Total:            3,644    $1,644,988,941    100.00%     $451,881   4.440%    620     738
==========================================================================================

-------------------------------------------------------------------------
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
5.01 - 10.00     741      9.34%      9.50%     10.00%       360        0
10.01 - 15.00    815     10.99      13.63      14.98        359        1
15.01 - 20.00    802     15.32      18.10      20.00        335        1
20.01 - 25.00    809     20.10      22.45      25.00        351        1
25.01 - 30.00    814     25.09      27.38      29.85        336        1
30.01 - 35.00    819     30.13      32.27      35.00        356        1
35.01 - 40.00    816     35.03      37.69      40.00        352        1
40.01 - 45.00    838     40.09      42.42      45.00        355        1
45.01 - 50.00    813     45.20      47.88      50.00        356        1
50.01 - 55.00    831     50.06      52.66      55.00        357        1
55.01 - 60.00    817     55.05      57.86      60.00        359        1
60.01 - 65.00    814     60.02      62.94      65.00        356        1
65.01 - 70.00    817     65.01      68.23      70.00        357        1
70.01 - 75.00    819     70.02      73.09      75.00        358        1
75.01 - 80.00    825     75.01      79.37      80.00        359        1
80.01 - 85.00    832     82.05      84.03      85.00        338        0
85.01 - 90.00    817     85.60      89.43      90.00        359        1
90.01 - 95.00    806     90.63      94.59      95.00        359        1
-------------------------------------------------------------------------
Total:           838      9.34%     67.57%     95.00%       357        1
=========================================================================

W.A.: 67.57%
Lowest: 9.34%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

--------------------------------------------------------------------------------------
                                         Percent
             Number       Aggregate      of Loans    Average
               of          Current          by       Original    W.A.     Min.    W.A.
Original    Mortgage      Principal     Principal   Principal    Gross    FICO    FICO
Term         Loans         Balance       Balance      Balance   Coupon   Score   Score
--------------------------------------------------------------------------------------
120             11         $5,378,693       0.33%    $496,467    4.350%   682     751
180             16          8,272,737       0.50      520,209    4.282    694     750
240              3          1,374,607       0.08      461,952    4.327    760     771
300              4          1,926,203       0.12      483,604    4.445    672     723
336              1            385,449       0.02      386,000    4.750    660     660
348              3          1,771,051       0.11      591,221    4.210    740     759

--------------------------------------------------------------------
                                                       W.A.
            Max.     Min.       W.A.       Max.     Remaining   W.A.
Original    FICO   Original   Original   Original    Term to    Loan
Term       Score      LTV        LTV       LTV       Maturity    Age
--------------------------------------------------------------------
120         832     25.09%     49.50%     84.66%       119        1
180         808     18.57      47.84      77.32        179        1
240         780     56.92      67.18      79.85        237        3
300         766     40.41      64.41      76.88        299        1
336         660     61.76      61.76      61.76        335        1
348         791     48.06      54.84      63.45        347        1

360          3,606      1,625,880,203      98.84      451,301    4.441    620     738
--------------------------------------------------------------------------------------
Total:       3,644     $1,644,988,941    100.00%     $451,881    4.440%   620     738
======================================================================================

360         838      9.34      67.75      95.00        359        1
--------------------------------------------------------------------
Total:      838      9.34%     67.57%     95.00%       357        1
====================================================================

W.A.: 358.1 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
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